UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2016

Praxis Mutual Funds	Class A	Class I
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Table of Contents

Message from the President	1
Stewardship investing report	2
Praxis Impact Bond Fund
Portfolio managers’ letter	4
Performance review	5
Schedule of portfolio investments	6
Praxis International Index Fund
Portfolio managers’ letter	13
Performance review	14
Schedule of portfolio investments	15
Praxis Value Index Fund
Portfolio managers’ letter	25
Performance review	26
Schedule of portfolio investments	27
Praxis Growth Index Fund
Portfolio managers’ letter	31
Performance review	32
Schedule of portfolio investments	33
Praxis Small Cap Fund
Portfolio managers’ letter	37
Performance review	38
Schedule of portfolio investments	39
Praxis Genesis Conservative Portfolio
Portfolio managers’ letter	41
Performance review	42
Schedule of portfolio investments	43
Praxis Genesis Balanced Portfolio
Performance review	44
Schedule of portfolio investments	45
Praxis Genesis Growth Portfolio
Performance review	46
Schedule of portfolio investments	47
Financial Statements
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	55
Notes to Financial Statements	63
Report of Independent Registered Public Accounting Firm	73
Additional Fund Information (unaudited)	74
Management of the Trust (unaudited)	82

Message from the President	Annual report to shareholders

Dear Praxis shareholder:

This past year will likely go down as the year that populist ideals won out over the status quo in Western societies, with the United Kingdom’s “Brexit” vote to leave the European Union and the United States’ election of Donald Trump. The outcomes of both of these events were deemed as low-probability events, and economic pundits, when they predicted the market impacts of them occurring, largely got it wrong.

In the case of the Brexit vote at the end of June, U.K. markets initially reacted negatively, but eventually gained their footing and improved through the rest of the year. As for the U.S. election, the story is still being written. Many feared that President Trump’s isolationist rhetoric meant that markets would fall in the wake of his victory. Instead, investors focused on the pro-growth aspects of his campaign themes, choosing to boost stock prices in advance of anticipated infrastructure spending and tax cuts.

With these two political events as backdrop and as the economy continued to improve, the U.S. Federal Reserve resumed raising its Federal Funds interest rate target range in December, which it hadn’t done since December 2015. Markets shrugged off this nod toward a less accommodative stance, choosing instead to focus on the strength of the economy and the possibilities offered by a new presidential administration.

During the year, Praxis Mutual Funds® was busy reshaping the fund line-up and honing our company selection process.

At the end of April, we changed the name of the Praxis Intermediate Income Fund to the Praxis Impact Bond Fund. The “Intermediate Income” descriptor served this fund well since its inception in 1994, but we believe Praxis Impact Bond Fund better reflects the Fund’s unique investing philosophy and the difference it seeks to make on the climate and communities. The Fund makes an impact through a combination of approaches including company screening; active integration of environmental, social and governance (ESG) data; positive impact bond investments and community development investing.

The Impact Bond Fund’s investment strategies haven’t changed. It remains focused on investors who want current income in a diversified bond mutual fund with an intermediate-term average maturity. But, we believe the new name will inspire existing and future shareholders to explore the power that impact fixed income can have on the world we share.

At the end of the year, we changed both the name and the strategy of the Small Cap Fund to use an optimized equity index strategy like those used for the other Praxis equity funds. The Praxis Small Cap Index Fund targets the Standard & Poor’s SmallCap 600 Index while observing the same company selection filters that have been used in the past. As an index fund, with a wide and stable range of holdings, the Fund is an even stronger platform for shareholder advocacy on the themes of environmental sustainability and modern slavery.

With this change in strategy for the Small Cap Index Fund, Praxis now offers a range of optimized index strategies covering U.S. and global equity markets in our four equity funds. And, in an effort to return more value to shareholders, we also reduced the expense ratio of the International Index Fund.

This year Praxis also enhanced its methodology for integrating social and governance themes into our company selection process, which we now call Values + ESG. Values, because “Praxis” – putting belief into action – is at the core of who we are. This means there are certain products and practices that we simply intend to avoid as a reflection of the values we hold. ESG, because we believe that companies that pay attention to their environmental, social and governance impacts ultimately perform better for their shareholders. Our new screens are designed to avoid holdings that pose the most ESG risk.

For many investors today, making money isn’t enough. Like you, they also want their investments to make a difference – to have impact. They want to invest in what matters. That’s why shareholder advocacy, company screening, positive investments and community development investing are essential to our work at Praxis. Our goal is to invest in ways that make a real impact on communities locally and around the world – and we are able to do that because of you.

Thank you for entrusting your investments with Praxis Mutual Funds.

Sincerely,

Chad M. Horning
President

Praxis Mutual Funds are advised by Everence Capital Management Inc. and distributed through FINRA member BHIL Distributors LLC.

The views expressed are those of the Praxis Mutual Funds president as of Dec. 31, 2016, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Reflecting values, delivering impact

From its inception, Praxis Mutual Funds has been committed to integrating values and beliefs, while also delivering competitive financial products – a commitment we call stewardship investing. Over the years, these efforts have grown in sophistication, breadth and impact. And although many still associate the integration of values and investing primarily with negative screening, we are delighted to report that this effort has grown to encompass so much more.

Our objective today – as it was at our founding almost 20 years ago – is to continuously understand how the investments we hold can positively reflect our values, while financially sustaining the individuals, families and institutions that depend on them.

Our stewardship investing efforts to both reflect our values and deliver global impact took some significant steps forward in 2016, including:

●

Introduction of Values + ESG screening – The launch of this new approach to company restrictions capped a three-year process to bring together traditional values-based screens with new integrated environmental, social and governance (ESG) screens. The result helps give Praxis portfolios a positive social tilt while reducing ESG risks.

●	Robust shareholder advocacy – Long a core commitment for Praxis, 2016 corporate engagement activities provided a range of meaningful impact for communities around the world including:

–	Success with PPG on the elimination of lead paint.

–	Progress with Mondelez on the well-being of Ghanaian cocoa communities and the elimination of child slavery.

–	Integration of changing energy generation models in the sustainability reporting and planning at Duke Energy.

–	An unprecedented vote at Southern Company on a resolution asking the company to publicly respond to the strategic threats to the company posed by climate change.

Details on these engagements, and many more, can be found at everence.com/inspiring-stories.

●

Active ESG integration – For more than three years, our fixed income team has worked to integrate emerging corporate environmental, social and governance data into the active investment process for the Praxis Impact Bond Fund. In 2016, these efforts included the integration of new ESG bond information developed by an independent third party consultant.

●

Positive impact investments – The active management of the Praxis Impact Bond Fund, along with our investment team’s deep commitment to sustainable, responsible and impact investing and ESG, have helped position this fund at the forefront of the industry in the inclusion of market-rate, positive impact bonds that benefit the climate and communities. Today, these investments account for nearly 25 percent of the portfolio and include:

–

Suzano Bahia Sul Green Bond – This green bond from Brazilian paper manufacturer Suzano will be used to advance the company’s sustainable forestry efforts, restoration of native forests, conservation of native plant and animal species, water management, energy efficiency and renewable energy.

–

Starbucks Corporate Sustainability Bond – The first of its kind in the U.S., this bond’s proceeds will help Starbucks enhance the sustainability programs in its coffee supply chain management, including fair pay for workers and protection for the environment.

–	Axis Bank Green Bond – This Indian bank is the first company in India to issue a certified green bond. The bond will finance climate solutions around the world.

–

Banco Nacional Costa Rica Green Bond – This Central American nation’s first green bond will finance wind, solar, small hydro and wastewater projects across the country, based on Costa Rican environmental protection standards.

More stories about positive impact bonds can be found at everence.com/inspiring-stories.

●

Values-driven proxy voting – How we communicate with corporations through resolutions on their annual proxy fulfills our fiduciary duty as part owners of these companies. It also gives us another important means through which we can articulate our support for the values and concerns we want the company to take seriously. In 2016, we cast over 8,600 votes at 740 company meetings, voting with management’s recommendation approximately 87% of the time. Praxis consistently supported proposals, even when opposed by management, seeking disclosure of risks and plans for mitigating climate change, the pursuit of gender pay equity, and the restraint of executive compensation at America’s largest banks and many more. Check out our live proxy voting record and annual proxy voting report at everence.com/proxy-voting.

Message from the Vice President of Stewardship Investing, continued	Annual report to shareholders

●

Community development investing with the Calvert Foundation – In 2016, Praxis continued to build its relationship with the Calvert Foundation. The goal of this strategic relationship is to support our industry-leading commitment of channeling approximately 1 percent of all Fund assets to opening doors of economic opportunity to marginalized communities and individuals. The results of this new relationship – managing a CDI pool of nearly $10 million – can be seen through an interactive community investment map (everence.com/Praxis-community-development-investments) and a $1 million investment in the Foundation’s Benefit Chicago initiative. More targeted commitments will be announced in 2017.

At Praxis Mutual Funds, we seek to provide the financial performance you need, along with the values and global impact you desire. As we’ve learned over the past two decades, the pursuit of responsible, stewardship investing can take many forms – and we’re committed to exploring ways to deliver impact as they emerge.

Mark A. Regier
Vice President of Stewardship Investing
Praxis Mutual Funds

The views expressed are those of the Praxis Mutual Funds Vice President of Stewardship Investing as of Dec. 31, 2016, are subject to change, and may differ from the views of portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual report to shareholders

Portfolio managers’ commentary

As many investors will have noticed, the name of the Fund changed from the Praxis Intermediate Income Fund to the Praxis Impact Bond Fund, effective April 29, 2016. The “Intermediate Income” name served this fund well since its inception in 1994, but we believe the name “Praxis Impact Bond Fund” better reflects the Fund’s unique investing philosophy and the difference it seeks to make on the climate and communities.

For the year ended December 31, 2016, the Praxis Impact Bond Fund’s Class I Shares had a return of 2.55 percent, and the Class A Shares (Without Load) returned 2.13 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 2.65 percent. Over the last five years, the Class I Shares returned 2.48 percent (annually) versus 2.23 percent for the Fund’s benchmark. Over the last 10 years, the Class I Shares returned 4.59 percent (annually) versus 4.34 percent for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund benefited somewhat from its short duration versus the index as Treasury rates rose across the yield curve in 2016. During the first half of the year, the yield on the 10-year Treasury moved much lower. By July 8 it reached 1.36 percent, down from 2.27 percent at the beginning of the year. This is the lowest yield since at least 1962 – the earliest year that 10-year Treasury data is available.

The Fund also benefited from corporate sector selection and a higher yield versus the index. The Fund had more weight in utilities, BBB-rated bonds, and high-yield securities versus the index. On the negative side, the Fund was still underweight mortgage-backed securities, which was generally helpful, but our security selection in mortgage-backed securities hurt the fund versus the index.

It is never easy to make calls on what will happen in the next year, and this next year will be especially difficult to predict because of the major policy changes expected from the new U.S. president. Will these changes drive interest rates higher because of strong growth, or will interest rates move lower because of general market fear? This is impossible to tell at this point, but we will stay nimble. Interest rates rose dramatically after the election as investors focused on the pro-growth aspects of the president-elect’s policy pronouncements and we would expect interest rates to continue this climb.

The U.S. Federal Reserve’s objectives are maximum employment, stable prices and moderate long-term interest rates. The unemployment rate is at the longer-run normal rate of unemployment. We expect the unemployment rate to stay below 5 percent for the year. The rate of inflation as measured by the price index for personal consumption expenditures is still below 2 percent, which is the rate most consistent with the Fed’s longer-term mandate. We expect inflation to rise modestly in 2017, above their 2 percent mandate as the effects of low oil prices wear off. Unless inflation moves much higher than expected, the Federal Reserve will likely increase the federal funds rate only a few times in 2017. We expect economic growth to continue at a moderate pace, but this is where policy changes could have a large effect. The U.S. dollar continued to strengthen over the past five months creating a drag on exports, hurting growth.

It was another exciting year for the global green bond market with issuance of over $80 billion, which was more than twice the amount of issuance in the previous year. Green bonds fund projects that have positive environmental benefits.

We were able to increase the holdings of positive impact bonds – fixed income investments, which are intended to have a positive impact on the climate, community or both – in the Fund to nearly 24 percent of the portfolio by December 31, 2016. The positive impact bond market has grown over the past couple of years to include bonds that have more credit risk and pay higher yields, which is attractive to us. Of the 96 bonds that are a part of the Fund’s positive impact holdings, 67 provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, education, sustainability and more.

As we start 2017, we are positioned for higher interest rates, and we are looking for more opportunities to enhance financial return and make a positive impact on society.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds

Delmar King
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio managers as of Dec. 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Performance Review

Growth of $10,000 investment from 12/31/06 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/06 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Impact Bond Fund
Class A *	5/12/99	-1.69%	1.23%	1.33%	3.83%	0.98%	0.93%
Class A (Without Load)	5/12/99	2.13%	2.53%	2.10%	4.23%
Class I	5/1/06	2.55%	2.92%	2.48%	4.59%	0.54%	0.54%
Bloomberg Barclays U.S. Aggregate Bond Index[1]		2.65%	3.03%	2.23%	4.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 3.75%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016. Contractual fee waivers are in effect from May 1, 2016 through April 30, 2017 for Class A.

[1]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
ASSET BACKED SECURITIES—2.9%
CarMax Auto Owner Trust	1.320%	07/15/19	$1,500,000	$1,499,901
CarMax Auto Owner Trust	1.380%	11/15/19	694,246	694,491
CLI Funding LLC (a)	2.830%	03/18/28	609,000	586,618
Cronos Containers Program I Ltd. (a)	3.270%	11/18/29	768,519	743,390
Domino's Pizza Master Issuer LLC (a)	5.216%	01/25/42	582,000	593,618
Fairway Outdoor Funding LLC (a)	4.212%	10/15/19	440,964	442,334
Ford Credit Auto Owner Trust	0.900%	10/15/18	1,091,601	1,091,215
Global SC Finance II SRL (a)	2.980%	04/17/28	728,333	704,237
Honda Auto Receivables Owners Trust	1.040%	02/18/20	1,577,717	1,577,715
SBA Tower Trust	2.898%	10/15/19	525,000	528,984
SolarCity LMC Series I LLC (a) (b)	4.800%	12/21/26	712,116	668,191
SolarCity LMC Series IV LLC (a) (b)	4.180%	08/21/45	239,612	221,917
Spruce ABS Trust	4.320%	06/15/28	623,400	615,764
Textainer Marine Containers III Ltd. (a)	3.270%	10/20/24	391,667	372,705
Toyota Auto Receivables Owner Trust	0.670%	01/17/17	218,062	217,967
Toyota Auto Receivables Owner Trust	1.270%	05/15/19	1,200,000	1,199,979
Toyota Motor Credit Corp.	1.300%	04/15/20	1,000,000	996,794
Trip Rail Master Funding LLC (a) (c)	2.684%	07/15/41	397,089	397,089
Verizon Owner Trust (a)	1.420%	01/20/21	200,000	198,608
TOTAL ASSET BACKED SECURITIES (COST $13,499,884)				13,351,517

COMMERCIAL MORTGAGE BACKED SECURITIES—1.3%
Bear Stearns Commercial Mortgage Securities	5.742%	09/01/42	556,062	565,567
Commercial Mortgage Pass Through Certificates	3.391%	05/15/45	1,000,000	1,042,999
Commercial Mortgage Pass Through Certificates	2.853%	10/15/45	1,000,000	1,010,685
FHLMC Multifamily Structured Pass Through Certificates	5.085%	03/25/19	1,140,000	1,209,822
ML-CFC Commercial Mortgage Trust	5.419%	08/12/48	128,912	128,876
OBP Depositor LLC Trust (a)	4.646%	07/15/45	1,040,000	1,105,955
RBSCF Trust (a) (c)	6.013%	12/16/49	512,031	516,132
RBSCF Trust (a) (c)	6.140%	02/16/51	478,136	477,405
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $6,154,192)				6,057,441

FOREIGN BONDS—2.1%
Hashemite Kingdom of Jordan	2.503%	10/30/20	5,000,000	5,128,670
Hashemite Kingdom of Jordan	3.000%	06/30/25	1,450,000	1,479,058
Ukraine Government AID Bonds	1.847%	05/29/20	1,000,000	995,833
Ukraine Government AID Bonds	1.471%	09/29/21	2,000,000	1,952,488
TOTAL FOREIGN BONDS (COST $9,478,204)				9,556,049

MUNICIPAL BONDS—2.6%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects	7.334%	02/15/28	1,000,000	1,284,530
Bridgeport Connecticut Housing Authority	1.850%	12/15/18	145,000	144,572
Cincinnati, Ohio Water System Rev.	6.458%	12/01/34	600,000	670,980
Columbus Multi-High School Building Corp.	6.446%	01/15/30	1,000,000	1,049,980
Findlay City School District	6.250%	12/01/37	270,000	274,266
Houston Independent School District	6.168%	02/15/34	1,000,000	1,062,750
Indianapolis Public School Multi-School Building	5.731%	07/15/29	1,500,000	1,615,455
LL&P Wind Energy, Inc., Washington	5.733%	12/01/17	230,000	231,136
Massachusetts St.	3.277%	06/01/46	1,500,000	1,360,950
New Jersey St. Housing and Mortgage Finance	2.600%	07/01/23	370,000	365,205
Osceola County Housing Finance Authority Rev.	3.350%	07/01/23	260,000	262,644
St. Paul Housing & Redevelopment Authority Rev.	2.993%	07/01/21	1,250,000	1,262,350
State of Hawaii, Department of Business Economic Development & Tourism	1.467%	07/01/22	717,958	704,755
Warm Springs Reservation Confederated Tribe	8.250%	11/01/19	895,000	974,109
Wisconsin Department of Transportation	5.837%	07/01/30	800,000	855,152
TOTAL MUNICIPAL BONDS (COST $11,885,197)				12,118,834

CORPORATE BONDS—45.2%
AIRLINES—0.3%
British Airways	4.625%	06/20/24	702,484	747,268
Southwest Airlines Co.	2.650%	11/05/20	680,000	681,720
				1,428,988
BANKS—3.0%
Axis Bank/Dubai (a)	2.875%	06/01/21	500,000	488,644
Bank of America Corp.	5.650%	05/01/18	1,250,000	1,309,702
Bank of America Corp.	1.950%	05/12/18	1,000,000	1,001,404
Bank of America Corp.	2.151%	11/09/20	1,000,000	987,001
Bank of America Corp.	3.300%	01/11/23	500,000	501,670
Citigroup, Inc.	2.400%	02/18/20	1,250,000	1,247,464
Discover Bank/Greenwood DE	3.100%	06/04/20	1,000,000	1,011,986
JPMorgan Chase & Co.	2.250%	01/23/20	500,000	498,823
JPMorgan Chase & Co.	4.625%	05/10/21	500,000	538,365
Manufacturers & Traders Trust Co.	6.625%	12/04/17	600,000	626,374
Manufacturers & Traders Trust Co.	2.100%	02/06/20	500,000	498,601
Mitsubishi UFJ Financial Group	2.527%	09/13/23	1,250,000	1,203,395

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—45.2%, continued
BANKS—3.0%, continued
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	$1,250,000	$1,238,408
US Bank, N.A.	2.800%	01/27/25	1,250,000	1,219,826
Wells Fargo & Co.	2.600%	07/22/20	500,000	502,890
Wells Fargo & Co.	3.500%	03/08/22	1,250,000	1,286,064
				14,160,617
BIOTECHNOLOGY—0.7%
Amgen, Inc.	5.700%	02/01/19	1,000,000	1,074,811
Biogen, Inc.	2.900%	09/15/20	1,000,000	1,012,754
Celgene Corp.	2.875%	08/15/20	835,000	844,565
Gilead Sciences, Inc.	3.650%	03/01/26	500,000	506,968
				3,439,098
BUILDING PRODUCTS—0.2%
Masco Corp.	3.500%	04/01/21	250,000	250,625
Owens Corning	4.200%	12/01/24	750,000	768,285
				1,018,910
CAPITAL MARKETS—2.2%
Bank of New York Mellon Corp. (The), Perpetual Bond (c)	4.950%	12/29/49	1,000,000	1,005,000
Goldman Sachs Group, Inc.	6.000%	06/15/20	1,200,000	1,330,729
Goldman Sachs Group, Inc.	3.500%	01/23/25	1,000,000	986,699
ING Bank NV (a)	2.000%	11/26/18	1,000,000	999,601
Jefferies Group LLC	8.500%	07/15/19	900,000	1,020,742
Morgan Stanley	2.200%	12/07/18	910,000	913,351
Morgan Stanley	5.625%	09/23/19	1,500,000	1,625,940
Raymond James Financial, Inc.	8.600%	08/15/19	1,000,000	1,147,228
State Street Corp.	7.350%	06/15/26	1,000,000	1,280,042
				10,309,332
CHEMICALS—1.0%
Ecolab, Inc.	4.350%	12/08/21	500,000	540,329
Ecolab, Inc.	5.500%	12/08/41	1,100,000	1,293,590
NOVA Chemicals Corp. (a)	5.250%	08/01/23	500,000	505,000
Potash Corp. of Saskatchewan, Inc.	5.875%	12/01/36	840,000	924,687
Solvay Finance America LLC (a)	3.400%	12/03/20	1,250,000	1,271,866
				4,535,472
COMMERCIAL SERVICES & SUPPLIES—0.2%
Steelcase, Inc.	6.375%	02/15/21	750,000	838,288

COMMUNICATIONS EQUIPMENT—0.1%
Juniper Networks, Inc.	3.300%	06/15/20	500,000	510,682

CONSTRUCTION MATERIALS—0.2%
Martin Marietta Materials, Inc.	6.600%	04/15/18	1,000,000	1,055,895

CONSUMER FINANCE—1.3%
Ally Financial, Inc.	3.250%	09/29/17	500,000	503,125
American Express Credit Corp.	2.600%	09/14/20	1,000,000	1,008,359
Ford Motor Credit Co. LLC	4.250%	02/03/17	500,000	500,984
Ford Motor Credit Co. LLC	3.157%	08/04/20	1,000,000	1,007,434
GE Capital International Funding Co. (a)	4.418%	11/15/35	1,250,000	1,309,884
Harley-Davidson Financial Services, Inc.	2.700%	03/15/17	500,000	501,168
Hyundai Capital Services, Inc. (a)	2.875%	03/16/21	1,250,000	1,243,305
				6,074,259
CONTAINERS & PACKAGING—0.3%
Newell Rubbermaid, Inc.	3.850%	04/01/23	185,000	191,902
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,119,465
				1,311,367
DIVERSIFIED FINANCIAL SERVICES—1.4%
AerCap Ireland Capital Ltd.	5.000%	10/01/21	1,000,000	1,051,250
Brookfield Finance, Inc.	4.250%	06/02/26	1,000,000	990,501
GATX Corp.	2.600%	03/30/20	897,000	885,939
Moody's Corp.	5.500%	09/01/20	1,000,000	1,098,274
MSCI, Inc. (a)	5.750%	08/15/25	500,000	531,250
National Rural Utilities Cooperative Finance Corp.	10.375%	11/01/18	780,000	899,517
S&P Global, Inc.	3.300%	08/14/20	750,000	764,691
S&P Global, Inc.	4.000%	06/15/25	500,000	513,690
				6,735,112
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
AT&T, Inc.	2.450%	06/30/20	500,000	496,516
AT&T, Inc.	4.750%	05/15/46	1,000,000	947,419
Frontier Communications Corp.	7.125%	03/15/19	750,000	794,062
Verizon Communications, Inc.	6.000%	04/01/41	500,000	574,289
Verizon Communications, Inc.	6.550%	09/15/43	500,000	624,489
				3,436,775
EDUCATION—0.7%
Graham Holdings Co.	7.250%	02/01/19	575,000	622,673
Massachusetts Institute of Technology	3.959%	07/01/38	1,000,000	1,048,268
President & Fellows of Harvard College	3.150%	07/15/46	1,500,000	1,342,050
				3,012,991
ELECTRIC UTILITIES—3.5%
Electricite de France SA (a)	3.625%	10/13/25	1,250,000	1,246,954
Florida Power & Light Co.	4.050%	10/01/44	1,300,000	1,331,960
Georgia Power Co.	3.250%	04/01/26	1,000,000	1,004,952
ITC Holdings Corp. (a)	5.500%	01/15/20	1,000,000	1,066,161
MidAmerican Energy Co.	6.750%	12/30/31	1,500,000	2,030,162
NextEra Energy Capital Holdings, Inc.	2.700%	09/15/19	500,000	506,329
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,480,525
Oncor Electric Delivery Co.	6.800%	09/01/18	750,000	810,419
Pacificorp	8.080%	10/14/22	500,000	599,255
Pennsylvania Electric Co.	5.200%	04/01/20	500,000	535,447
Portland General Electric Co.	6.100%	04/15/19	1,100,000	1,199,827
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,310,427
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	901,504

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—45.2%, continued
ELECTRIC UTILITIES—3.5%, continued
Southern California Edison	4.050%	03/15/42	$1,165,000	$1,174,259
Southern Power Co.	2.375%	06/01/20	240,000	238,172
Southern Power Co.	4.150%	12/01/25	1,000,000	1,036,160
				16,472,513
ELECTRICAL EQUIPMENT—0.2%
Johnson Controls, Inc.	3.750%	12/01/21	550,000	569,260
Thomas & Betts Corp.	5.625%	11/15/21	500,000	564,005
				1,133,265
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.0% (d)
Arrow Electronics, Inc.	3.000%	03/01/18	165,000	166,880

FOOD & STAPLES RETAILING—0.6%
Ahold Finance U.S.A. LLC (b)	7.820%	01/02/20	348,049	362,236
Smith's Food & Drug Centers, Inc. Pass Through Trust	9.200%	07/02/18	539,986	574,658
Sysco Corp.	2.600%	10/01/20	500,000	504,318
Wal-Mart Stores, Inc.	7.550%	02/15/30	1,000,000	1,444,036
				2,885,248
FOOD PRODUCTS—1.5%
Bunge Ltd. Finance Corp.	3.200%	06/15/17	1,000,000	1,007,529
Bunge Ltd. Finance Corp.	3.500%	11/24/20	250,000	254,456
Cargill, Inc. (a)	4.760%	11/23/45	1,250,000	1,341,332
ConAgra Foods, Inc.	4.950%	08/15/20	94,000	99,972
J.M. Smucker Co. (The)	3.500%	03/15/25	1,250,000	1,260,425
Kraft Foods Group, Inc.	5.375%	02/10/20	1,000,000	1,083,105
Mead Johnson Nutrition Co.	3.000%	11/15/20	1,000,000	1,012,528
Wm. Wrigley Jr. Co. (a)	3.375%	10/21/20	680,000	699,009
				6,758,356
FOREIGN AGENCY—3.2%
Banco Nacional de Costa Rica	5.875%	04/25/21	750,000	756,562
Export Development Canada	0.875%	01/30/17	1,500,000	1,499,369
Export Development Canada	1.250%	12/10/18	1,000,000	1,001,108
Export-Import Bank of Korea	2.125%	02/11/21	1,250,000	1,218,777
KFW	1.750%	10/15/19	2,500,000	2,503,808
KFW	1.875%	11/30/20	1,000,000	996,077
KFW	2.000%	11/30/21	1,000,000	991,470
Kommunalbanken AS (a)	1.375%	10/26/20	1,000,000	976,397
Kommunalbanken AS (a)	2.125%	02/11/25	1,000,000	952,024
Kommunivest I Sverige AB (a)	1.500%	04/23/19	1,000,000	993,233
Municipality Finance plc	1.375%	09/21/21	1,000,000	957,600
Nacional Financiera SNC (a)	3.375%	11/05/20	1,000,000	1,001,250
Svensk Exportkredit AB	1.875%	06/23/20	1,000,000	994,832
				14,842,507
GAS UTILITIES—0.7%
Brooklyn Union Gas Co. (a)	4.504%	03/10/46	1,250,000	1,287,056
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	283,559
Laclede Group, Inc.	2.550%	08/15/19	1,250,000	1,255,919
National Fuel Gas Co.	6.500%	04/15/18	500,000	522,523
				3,349,057
HEALTH CARE PROVIDERS & SERVICES—0.9%
Express Scripts Holding Co.	3.300%	02/25/21	1,000,000	1,018,767
Howard Hughes Medical Institute	3.500%	09/01/23	1,500,000	1,564,074
Laboratory Corp. of America Holdings	2.625%	02/01/20	1,000,000	999,019
McKesson Corp.	6.000%	03/01/41	474,000	548,421
				4,130,281
HOME BUILDERS—0.2%
DR Horton, Inc.	3.625%	02/15/18	750,000	757,500

HOTELS, RESTAURANTS & LEISURE—0.5%
Brinker International, Inc.	2.600%	05/15/18	500,000	501,125
Hyatt Hotels Corp.	3.375%	07/15/23	1,000,000	986,216
Starbucks Corp.	2.450%	06/15/26	1,000,000	954,348
				2,441,689
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.5%
FPL Energy American Wind LLC (a)	6.639%	06/20/23	559,221	573,201
FPL Energy National Wind LLC (a)	5.608%	03/10/24	303,768	296,174
Harper Lake Solar Funding Corp. (a)	7.645%	12/31/18	508,794	526,602
Midland Cogeneration Venture LP (a)	5.250%	03/15/25	205,121	201,439
Midland Cogeneration Venture LP (a)	6.000%	03/15/25	525,879	556,592
NRG Yield Operating LLC	5.375%	08/15/24	500,000	502,500
Salton Sea Funding Corp.	7.475%	11/30/18	240,760	237,329
Solar Star Funding LLC (a)	3.950%	06/30/35	333,290	304,505
Solar Star Funding LLC (a)	5.375%	06/30/35	488,554	505,310
SteelRiver Transmission Co. LLC (a)	4.710%	06/30/17	829,177	834,720
Tenaska Virginia Partners LP (a)	6.119%	03/30/24	912,224	978,182
Topaz Solar Farms LLC (a)	4.875%	09/30/39	322,713	317,738
Topaz Solar Farms LLC (a)	5.750%	09/30/39	744,556	776,581
TransAlta Corp.	6.900%	05/15/18	500,000	520,856
				7,131,729
INDUSTRIAL CONGLOMERATES—0.1%
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	01/15/19	500,000	508,952

INSURANCE—3.0%
American International Group, Inc.	3.750%	07/10/25	1,250,000	1,258,068
CNA Financial Corp.	4.500%	03/01/26	1,250,000	1,307,175
Fidelity National Financial, Inc.	5.500%	09/01/22	725,000	766,861
Horace Mann Educators Corp.	4.500%	12/01/25	335,000	334,165
Kemper Corp.	4.350%	02/15/25	1,250,000	1,242,718
Liberty Mutual Group, Inc. (a)	4.950%	05/01/22	1,050,000	1,145,670
Markel Corp.	3.625%	03/30/23	400,000	401,057
Marsh & McLennan Cos., Inc.	3.500%	06/03/24	473,000	481,314
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	1,018,752

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—45.2%, continued
INSURANCE—3.0%, continued
OneBeacon US Holdings, Inc.	4.600%	11/09/22	$1,000,000	$996,927
Progressive Corp. (c)	6.700%	06/15/37	500,000	488,750
Provident Cos., Inc.	7.000%	07/15/18	340,000	365,290
Prudential Financial, Inc. (c)	5.875%	09/15/42	500,000	524,375
RLI Corp.	4.875%	09/15/23	1,000,000	1,025,470
TIAA Asset Management Finance Co. LLC (a)	2.950%	11/01/19	1,000,000	1,017,261
Unum Group	3.000%	05/15/21	700,000	697,955
W.R. Berkley Corp.	6.150%	08/15/19	710,000	773,409
W.R. Berkley Corp.	4.625%	03/15/22	250,000	267,410
				14,112,627
IT SERVICES—0.6%
Broadridge Financial Solutions, Inc.	3.950%	09/01/20	1,000,000	1,048,517
Fiserv, Inc.	2.700%	06/01/20	1,000,000	1,004,829
Xerox Corp.	2.750%	03/15/19	500,000	499,982
				2,553,328
LIFE SCIENCES TOOLS & SERVICES—0.3%
Agilent Technologies, Inc.	3.875%	07/15/23	1,250,000	1,286,054

MACHINERY—0.9%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	999,319
Kennametal, Inc.	2.650%	11/01/19	1,000,000	994,507
Pall Corp.	5.000%	06/15/20	1,000,000	1,088,911
Snap-on, Inc.	4.250%	01/15/18	500,000	514,460
Valmont Industries, Inc.	6.625%	04/20/20	334,000	369,892
				3,967,089
MEDIA—0.7%
Comcast Corp.	4.750%	03/01/44	500,000	536,262
Omnicom Group, Inc.	6.250%	07/15/19	1,000,000	1,103,611
Scripps Networks Interactive, Inc.	2.800%	06/15/20	1,000,000	1,002,209
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	452,828
				3,094,910
METALS & MINING—0.5%
Newcrest Finance Pty. Ltd. (a)	4.450%	11/15/21	1,000,000	1,029,463
Nucor Corp.	4.125%	09/15/22	665,000	707,179
Reliance Steel & Aluminum Co.	4.500%	04/15/23	705,000	709,289
				2,445,931
MULTILINE RETAIL—0.2%
Dollar General Corp.	4.125%	07/15/17	700,000	710,157
Macy's Retail Holdings, Inc.	9.500%	04/15/21	405,000	437,138
				1,147,295
MULTI-UTILITIES—0.8%
Consumers Energy Co.	6.700%	09/15/19	750,000	843,223
Puget Energy, Inc.	5.625%	07/15/22	750,000	830,498
Puget Sound Energy, Inc.	6.740%	06/15/18	1,000,000	1,067,074
Westar Energy, Inc.	2.550%	07/01/26	1,260,000	1,185,140
				3,925,935
OIL, GAS & CONSUMABLE FUELS—0.5%
ConocoPhillips Holdings Co.	6.950%	04/15/29	1,000,000	1,257,558
Denbury Resources, Inc.	4.625%	07/15/23	300,000	240,750
Merey Sweeny LP (a)	8.850%	12/18/19	333,383	367,265
Ras Laffan Liquefied Natural Gas Co. Ltd. II (a)	5.298%	09/30/20	427,200	448,560
				2,314,133
PAPER & FOREST PRODUCTS—0.3%
PH Glatfelter Co.	5.375%	10/15/20	750,000	763,125
Suzano Austria GMBH	5.750%	07/14/26	750,000	722,812
				1,485,937
PHARMACEUTICALS—0.5%
AbbVie, Inc.	2.000%	11/06/18	500,000	500,307
AbbVie, Inc.	2.500%	05/14/20	500,000	500,130
Zoetis, Inc.	3.250%	02/01/23	1,200,000	1,197,377
				2,197,814
PIPELINES—1.1%
Columbia Pipeline Group, Inc. (a)	3.300%	06/01/20	850,000	865,888
Enbridge Energy Partners LP	5.200%	03/15/20	500,000	532,463
Florida Gas Transmission Co. LLC (a)	4.350%	07/15/25	1,000,000	1,007,892
Kern River Funding Corp. (a)	4.893%	04/30/18	457,000	467,640
Northern Natural Gas Co. (a)	4.100%	09/15/42	1,000,000	935,721
Spectra Energy Capital LLC	6.750%	07/15/18	800,000	844,067
Williams Partners LP	4.875%	05/15/23	500,000	509,334
				5,163,005
PROFESSIONAL SERVICES—0.5%
Dun & Bradstreet Corp.	4.375%	12/01/22	1,000,000	1,013,268
Verisk Analytics, Inc.	5.800%	05/01/21	960,000	1,068,188
				2,081,456
REAL ESTATE INVESTMENT TRUSTS (REITS)—1.1%
Digital Realty Trust LP	3.950%	07/01/22	1,250,000	1,284,482
Health Care REIT, Inc.	4.700%	09/15/17	1,018,000	1,039,864
National Retail Properties, Inc.	3.800%	10/15/22	750,000	774,171
Regency Centers LP	3.750%	06/15/24	1,000,000	1,011,108
Vornado Realty LP	2.500%	06/30/19	1,000,000	1,003,543
				5,113,168
ROAD & RAIL—1.4%
Burlington Northern Santa Fe LLC	7.160%	01/02/20	518,651	560,330
Burlington Northern Santa Fe LLC	5.750%	05/01/40	1,000,000	1,220,405
Kansas City Southern (a)	2.350%	05/15/20	500,000	494,023
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	1,085,890
Penske Truck Leasing Co. LP/PTL Finance Corp. (a)	3.750%	05/11/17	1,000,000	1,007,776
Ryder System, Inc.	2.650%	03/02/20	455,000	457,674
Ryder System, Inc.	2.500%	05/11/20	795,000	791,364
TTX Co. (a)	2.600%	06/15/20	1,000,000	995,715
				6,613,177

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE BONDS—45.2%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
Applied Materials, Inc.	7.125%	10/15/17	$500,000	$521,264
Intel Corp.	4.900%	07/29/45	1,250,000	1,398,354
KLA-Tencor Corp.	3.375%	11/01/19	600,000	614,255
Lam Research Corp.	2.750%	03/15/20	1,000,000	1,002,070
Maxim Integrated Products, Inc.	3.375%	03/15/23	500,000	488,411
NXP BV/NXP Funding LLC	3.875%	09/01/22	200,000	202,500
Xilinx, Inc.	2.125%	03/15/19	500,000	500,503
				4,727,357
SOFTWARE—0.5%
Microsoft Corp.	4.450%	11/03/45	1,500,000	1,598,129
Symantec Corp.	2.750%	06/15/17	500,000	501,713
				2,099,842
SPECIALTY RETAIL—0.9%
Advanced Auto Parts, Inc.	4.500%	01/15/22	402,000	419,548
Gap, Inc.	5.950%	04/12/21	1,000,000	1,052,340
Lowe's Cos., Inc.	4.650%	04/15/42	1,000,000	1,068,692
O'Reilly Automotive, Inc.	3.800%	09/01/22	1,000,000	1,034,699
Staples, Inc.	2.750%	01/12/18	580,000	582,682
				4,157,961
SUPRANATIONAL—4.4%
African Development Bank	1.375%	12/17/18	1,000,000	997,880
Asian Development Bank	1.000%	08/16/19	1,500,000	1,476,523
Asian Development Bank	2.125%	03/19/25	1,000,000	965,248
European Bank for Reconstruction & Development	0.875%	07/22/19	2,000,000	1,962,012
European Bank For Reconstruction & Development	1.625%	04/10/18	500,000	500,312
European Investment Bank	2.500%	10/15/24	1,000,000	994,763
European Investment Bank	2.125%	04/13/26	1,000,000	953,714
Inter-American Development Bank	1.500%	09/25/18	2,500,000	2,505,423
Inter-American Development Bank	2.125%	11/09/20	3,000,000	3,027,585
Inter-American Development Bank	4.375%	01/24/44	3,000,000	3,454,644
International Bank for Reconstruction & Development	2.125%	03/03/25	500,000	481,186
International Finance Corp.	1.250%	11/27/18	1,000,000	997,889
Nordic Investment Bank	2.250%	09/30/21	1,000,000	1,003,081
North American Development Bank	2.300%	10/10/18	1,000,000	1,011,737
				20,331,997
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
Apple, Inc.	2.850%	02/23/23	1,250,000	1,257,791
Seagate HDD Cayman	3.750%	11/15/18	635,000	650,637
				1,908,428
TEXTILES, APPAREL & LUXURY GOODS—0.3%
Hanesbrands, Inc.	4.625%	05/15/24	500,000	485,000
Levi Strauss & Co.	6.875%	05/01/22	750,000	785,625
				1,270,625
TOTAL CORPORATE BONDS (COST $206,163,270)				210,443,832

CORPORATE NOTES—1.0%
COMMUNITY DEVELOPMENT—1.0%
Calvert Social Investment Foundation, Inc. (b)	1.000%	06/15/17	1,700,000	1,700,000
Calvert Social Investment Foundation, Inc. (b)	1.000%	12/15/17	1,200,000	1,200,000
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/17/19	1,700,000	1,700,000
TOTAL CORPORATE NOTES (COST $4,600,000)				4,600,000

U.S. GOVERNMENT AGENCIES—41.3%
FEDERAL HOME LOAN BANK—3.4%
FHLB	5.000%	11/17/17	2,500,000	2,589,460
FHLB	3.375%	06/12/20	1,000,000	1,055,770
FHLB	5.500%	07/15/36	9,320,000	12,225,352
				15,870,582
FEDERAL HOME LOAN MORTGAGE CORPORATION—16.6%
FHLMC	6.000%	09/01/17	8,296	8,345
FHLMC	4.500%	06/01/18	37,226	38,194
FHLMC	4.875%	06/13/18	6,200,000	6,536,195
FHLMC	3.750%	03/27/19	3,020,000	3,181,398
FHLMC	5.000%	04/01/19	29,785	30,563
FHLMC	1.250%	10/02/19	2,710,000	2,694,149
FHLMC	1.375%	05/01/20	4,000,000	3,968,984
FHLMC	5.000%	12/01/21	98,182	104,734
FHLMC	2.375%	01/13/22	9,460,000	9,615,210
FHLMC	5.500%	04/01/22	68,953	73,275
FHLMC	4.000%	11/01/24	568,252	598,387
FHLMC	4.000%	10/01/25	254,013	267,254
FHLMC	6.000%	04/01/27	194,091	219,270
FHLMC	2.500%	10/01/27	1,097,025	1,100,630
FHLMC	7.000%	02/01/30	126,177	138,480
FHLMC	7.500%	07/01/30	211,507	241,967
FHLMC	7.000%	03/01/31	68,868	78,501
FHLMC	6.250%	07/15/32	8,750,000	12,041,225
FHLMC	3.000%	11/01/32	1,875,391	1,913,309
FHLMC	3.000%	11/01/32	1,231,332	1,256,225
FHLMC	5.500%	11/01/33	68,773	76,197
FHLMC	2.855%	05/01/34	62,075	65,152
FHLMC	2.855%	05/01/34	129,527	136,588
FHLMC	5.000%	07/01/35	160,444	175,557
FHLMC	4.500%	10/01/35	298,400	321,669
FHLMC	5.500%	03/01/36	78,223	87,665
FHLMC	5.500%	06/01/36	114,235	127,343
FHLMC	6.000%	06/01/36	113,328	129,960
FHLMC	5.500%	12/01/36	95,365	106,447
FHLMC	6.000%	08/01/37	58,698	66,510
FHLMC	5.000%	03/01/38	470,127	513,969
FHLMC	4.500%	06/01/39	501,600	540,060
FHLMC	5.000%	06/01/39	761,763	829,650
FHLMC	4.500%	07/01/39	534,797	575,226
FHLMC	4.500%	11/01/39	512,288	551,404
FHLMC	4.500%	09/01/40	785,180	847,248

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
U.S. GOVERNMENT AGENCIES—41.3%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION—16.6%, continued
FHLMC	4.500%	05/01/41	$1,507,923	$1,622,945
FHLMC	4.500%	07/01/41	1,503,233	1,618,664
FHLMC	5.000%	09/01/41	728,162	795,446
FHLMC	3.500%	10/01/41	923,993	951,749
FHLMC	4.000%	10/01/41	758,053	798,350
FHLMC	3.500%	02/01/42	1,387,185	1,429,068
FHLMC	4.000%	02/01/42	431,869	455,904
FHLMC	3.500%	06/01/42	1,579,584	1,627,006
FHLMC	3.500%	06/01/42	1,533,342	1,579,280
FHLMC	3.500%	08/01/42	1,679,659	1,729,641
FHLMC	3.000%	11/01/42	2,495,536	2,494,519
FHLMC	3.000%	01/01/43	1,492,572	1,491,963
FHLMC	3.000%	05/01/43	2,197,031	2,194,326
FHLMC	3.500%	10/01/44	2,077,528	2,129,915
FHLMC	3.500%	11/01/44	1,915,087	1,962,283
FHLMC	3.500%	04/01/45	2,325,758	2,383,282
FHLMC	3.000%	05/01/46	2,874,076	2,856,920
				77,378,201
FEDERAL NATIONAL MORTGAGE ASSOCIATION—20.2%
FNMA	5.000%	02/13/17	1,800,000	1,808,723
FNMA	1.125%	04/27/17	2,000,000	2,003,014
FNMA	5.000%	07/01/18	31,031	31,757
FNMA	5.000%	09/01/18	55,182	56,474
FNMA	1.875%	02/19/19	3,000,000	3,036,543
FNMA	7.000%	11/01/19	6,378	6,642
FNMA	7.000%	11/01/19	7,037	7,327
FNMA	3.500%	07/01/20	232,981	242,723
FNMA	1.250%	05/06/21	7,000,000	6,801,676
FNMA	5.500%	06/01/22	105,817	112,723
FNMA	2.590%	07/01/22	2,451,862	2,481,708
FNMA	2.890%	07/01/22	2,443,573	2,494,662
FNMA	2.190%	01/01/23	2,000,000	1,965,885
FNMA	2.770%	07/01/23	2,398,398	2,419,786
FNMA	2.625%	09/06/24	10,750,000	10,854,060
FNMA	3.080%	12/01/24	2,416,889	2,460,227
FNMA	5.000%	04/01/25	145,516	158,432
FNMA	5.000%	07/01/25	114,981	125,242
FNMA	3.500%	10/01/25	255,912	266,991
FNMA	5.000%	10/01/25	139,171	151,577
FNMA	5.500%	11/01/25	44	48
FNMA	4.000%	03/01/26	893,426	943,639
FNMA	2.125%	04/24/26	2,000,000	1,891,382
FNMA	8.500%	09/01/26	49,766	54,716
FNMA	2.500%	09/01/27	1,334,641	1,338,726
FNMA	2.500%	11/01/27	1,907,030	1,912,880
FNMA	2.500%	01/01/28	1,309,698	1,313,716
FNMA	6.625%	11/15/30	8,250,000	11,476,459
FNMA	3.000%	12/01/32	1,845,011	1,882,609
FNMA	6.000%	10/01/33	73,940	84,512
FNMA	2.075%	02/01/34	147,148	150,889
FNMA	5.500%	02/01/34	80,638	90,171
FNMA	2.786%	05/01/34	95,943	101,539
FNMA	2.895%	05/01/34	29,551	30,702
FNMA	6.000%	11/01/34	186,587	213,522
FNMA	5.500%	01/01/35	137,247	153,602
FNMA	5.000%	10/01/35	190,790	208,240
FNMA	5.500%	10/01/35	203,417	227,415
FNMA	6.000%	10/01/35	108,208	124,064
FNMA	5.500%	06/01/36	54,501	60,843
FNMA	6.000%	06/01/36	60,236	68,251
FNMA	5.500%	11/01/36	72,459	80,844
FNMA	2.845%	05/01/37	92,353	97,115
FNMA	5.625%	07/15/37	2,750,000	3,667,441
FNMA	4.500%	09/01/40	487,179	525,083
FNMA	4.500%	10/01/40	484,436	522,303
FNMA	4.000%	12/01/40	1,094,532	1,153,008
FNMA	4.000%	01/01/41	782,802	826,118
FNMA	3.500%	02/01/41	1,113,317	1,148,057
FNMA	4.000%	10/01/41	690,604	726,237
FNMA	4.000%	11/01/41	661,085	698,111
FNMA	4.000%	12/01/41	1,768,384	1,866,704
FNMA	4.000%	12/01/41	872,972	919,822
FNMA	4.000%	01/01/42	1,987,977	2,104,616
FNMA	3.500%	05/01/42	1,334,196	1,375,657
FNMA	3.000%	06/01/42	2,067,550	2,066,961
FNMA	3.000%	08/01/42	1,828,561	1,828,040
FNMA	3.000%	08/01/42	1,901,394	1,900,851
FNMA	3.500%	12/01/42	2,159,016	2,226,847
FNMA	3.000%	06/01/43	1,823,154	1,822,633
FNMA	4.000%	12/01/44	2,639,457	2,795,327
FNMA	3.500%	05/01/45	2,771,533	2,851,854
FNMA	3.000%	04/01/46	2,851,012	2,835,372
				93,853,098
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.2%
GNMA	7.000%	12/20/30	27,548	32,937
GNMA	7.000%	10/20/31	20,062	23,663
GNMA	7.000%	03/20/32	71,526	85,917
GNMA	1.750%	01/20/34	66,761	69,317
GNMA	5.500%	10/20/38	36,448	38,430
GNMA	6.500%	11/20/38	15,093	17,423
GNMA	2.250%	04/16/42	542,573	544,518
				812,205
OVERSEAS PRIVATE INVESTMENT CORPORATION—0.6%
OPIC	3.280%	09/15/29	1,100,000	1,102,111
OPIC	3.540%	06/15/30	794,123	814,492
OPIC	3.820%	06/01/33	967,749	998,278
				2,914,881
SMALL BUSINESS ADMINISTRATION—0.1%
Small Business Administration	0.849%	02/25/32	364,989	363,184

UNITED STATES DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT—0.2%
United States Department of Housing and Urban Development	2.350%	08/01/21	1,000,000	1,004,290
TOTAL U.S. GOVERNMENT AGENCIES (COST $192,292,115)				192,196,441

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2016

	SHARES	FAIR VALUE
INVESTMENT COMPANIES—0.8%
Pax World High Yield Bond Fund - Institutional Class (Cost $4,199,236)	530,984	$3,546,972

TOTAL INVESTMENTS (Cost (e) $448,272,098—Unrealized gain/loss $3,598,988)—97.2%		$451,871,086
Other Assets in Excess of Liabilities—2.8%		13,037,724
NET ASSETS—100.0%		$464,908,810

(a)

144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2016, these securities were valued at $38,595,083 or 8.3% of net assets.

(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/17	06/10/16	$1,700,000	$1,700,000	0.4%
Calvert Social Investment Foundation, Inc. 1.00%, 12/15/17	12/15/14	1,200,000	1,200,000	0.3%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/16	06/10/16	1,700,000	1,700,000	0.4%
SolarCity LMC 4.80%, 12/21/16	11/13/13	711,727	668,191	0.1%
SolarCity LMC 4.18%, 08/21/45	08/17/15	239,488	221,917	0.0%
		$5,551,215	$5,490,108	1.2%

(c)	Variable rate security. Rates presented are the rates in effect at December 31, 2016.
(d)	Percentage rounds to less than 0.1%.
(e)	Represents cost for financial reporting purposes.

plc — Public Liability Company

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis International Index Fund

Annual report to shareholders

Portfolio managers’ commentary

Foreign equity markets rebounded in 2016 and posted positive returns. The MSCI All Country World ex-U.S. Index, the Fund’s benchmark, posted a return of 4.50 percent for the year. The Praxis International Index Fund Class A shares (Without Load) posted a return of 4.97 percent for the year.

The Praxis International Index Fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex-U.S. Index. The portfolio is constructed using optimization techniques to have characteristics similar to the benchmark index. Limitations due to the screens and the lower number of holdings versus the benchmark are expected to cause the fund’s performance to deviate from the benchmark over short periods of time, but the goal over long periods of time is for the fund to perform in line with the benchmark before fees.

During the period, these factors, including a mismatch in timing between the pricing of the securities in the portfolio and the benchmark, had a small positive contribution to the Fund’s returns. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Ran Leshem
Praxis International Index Fund Manager
Aperio Group LLC

Patrick Geddes
Praxis International Index Fund Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review

Growth of $10,000 investment from 12/31/10 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis International Index Fund
Class A *	12/31/10	-0.57%	-4.03%	3.18%	-0.39%	1.29%	1.29%
Class A (Without Load)	12/31/10	4.97%	-2.29%	4.30%	0.50%
Class I	12/31/10	5.48%	-1.82%	4.94%	1.11%	0.74%	0.74%
MSCI All Country World Index ex-U.S.[1]		4.50%	-1.78%	5.00%	1.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016.

[1]

The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%
AUSTRALIA—5.8%
BANKS—2.2%
Australia & New Zealand Banking Group Ltd.	6,107	$134,056
Australia & New Zealand Banking Group Ltd. - ADR	36,061	787,572
Commonwealth Bank of Australia	21,512	1,279,264
Commonwealth Bank of Australia - ADR	613	36,382
National Australia Bank Ltd.	4,644	102,779
National Australia Bank Ltd. - ADR	63,688	701,842
Westpac Banking Corp.	4,051	95,297
Westpac Banking Corp. - ADR	48,506	1,138,921
		4,276,113
BIOTECHNOLOGY—0.2%
CSL Ltd.	2,979	215,847
CSL Ltd. - ADR	6,332	229,662
		445,509
CAPITAL MARKETS—0.3%
Macquarie Group Ltd.	7,209	453,203
Macquarie Group Ltd. - ADR	2,747	171,811
		625,014
CHEMICALS—0.2%
Orica Ltd.	27,987	357,058

CONTAINERS & PACKAGING—0.2%
Amcor Ltd.	24,949	269,150
Amcor Ltd. - ADR	3,500	150,500
		419,650
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telstra Corp. Ltd.	17,682	65,073
Telstra Corp. Ltd. - ADR	13,179	240,648
		305,721
FOOD & STAPLES RETAILING—0.6%
Wesfarmers Ltd.	19,358	588,646
Woolworths Ltd.	27,413	476,731
		1,065,377
INSURANCE—0.2%
Suncorp Group Ltd.	46,152	450,263

METALS & MINING—0.4%
Alumina Ltd. - ADR	41,858	218,499
Arcelormittal - Ny (a)	51,331	374,716
Newcrest Mining Ltd. - ADR	9,928	142,566
South32 Ltd.	30,582	60,864
		796,645
OIL, GAS & CONSUMABLE FUELS—0.8%
Caltex Australia Ltd.	12,181	267,739
Oil Search Ltd.	60,661	313,854
Origin Energy Ltd.	100,656	478,657
Woodside Petroleum Ltd.	18,241	410,153
Woodside Petroleum Ltd. - ADR	5,235	117,526
		1,587,929
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.3%
Scentre Group REIT	25,459	85,243
Shopping Centres Australasia Property Group REIT	1	2
Westfield Corp. REIT	72,500	490,727
		575,972
TRANSPORTATION INFRASTRUCTURE—0.1%
Sydney Airport	49,337	213,255
TOTAL AUSTRALIA		11,118,506

AUSTRIA—0.2%
BANKS—0.2%
Erste Group Bank AG	5,112	149,712
Erste Group Bank AG - ADR	12,078	176,520
TOTAL AUSTRIA		326,232

BELGIUM—0.2%
FOOD & STAPLES RETAILING—0.2%
Colruyt SA	8,334	412,314

BRAZIL—1.3%
BANKS—0.3%
Banco Bradesco SA - ADR	70,220	611,616

CHEMICALS—0.1%
Braskem SA - Class A - ADR	13,824	293,207

FOOD PRODUCTS—0.2%
BRF SA - ADR	21,929	323,672

OIL, GAS & CONSUMABLE FUELS—0.5%
Petroleo Brasileiro SA - ADR (a)	63,920	646,231
Ultrapar Participacoes SA - ADR	14,545	301,663
		947,894
WATER UTILITIES—0.2%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	36,049	312,905
TOTAL BRAZIL		2,489,294

CANADA—6.6%
AUTO COMPONENTS—0.3%
Magna International, Inc. - Class A	11,430	496,062

BANKS—1.8%
Bank of Montreal	7,625	548,390
Bank of Nova Scotia	12,180	678,182
Canadian Imperial Bank of Commerce	3,074	250,838
Royal Bank of Canada	17,137	1,160,346
Toronto-Dominion Bank	18,236	899,764
		3,537,520
CHEMICALS—0.7%
Agrium, Inc.	3,521	354,037
Methanex Corp.	9,429	412,990
Potash Corp. of Saskatchewan, Inc.	27,225	492,500
		1,259,527
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
TransAlta Corp.	20,678	113,729

INSURANCE—0.6%
Manulife Financial Corp.	41,223	734,594
Sun Life Financial, Inc.	11,714	449,935
		1,184,529

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
CANADA—6.6%, continued
MEDIA—0.1%
Shaw Communications, Inc. - Class B	11,055	$221,763

METALS & MINING—0.5%
Agnico Eagle Mines Ltd.	2,205	92,610
Teck Resources Ltd. - Class B	47,173	944,875
		1,037,485
OIL, GAS & CONSUMABLE FUELS—1.4%
Cenovus Energy, Inc.	28,229	427,105
Enbridge, Inc.	18,096	762,204
Encana Corp.	36,072	423,485
Suncor Energy, Inc.	30,429	994,724
		2,607,518
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
Brookfield Asset Management, Inc. - Class A	20,511	677,068

ROAD & RAIL—0.8%
Canadian National Railway Co.	12,210	822,954
Canadian Pacific Railway Ltd.	5,165	737,407
		1,560,361
TOTAL CANADA		12,695,562

CAYMAN ISLANDS—0.2%
INTERNET & DIRECT MARKETING RETAIL—0.2%
Ctrip.com International Ltd. - ADR (a)	6,196	247,840
Qunar Cayman Islands Ltd. (a)	5,690	171,440
TOTAL CAYMAN ISLANDS		419,280

CHILE—0.6%
AIRLINES—0.1%
Latam Airlines Group SA - ADR (a)	30,040	245,727

BEVERAGES—0.1%
Embotelladora Andina SA - Class B - ADR	6,720	150,999

CHEMICALS—0.2%
Sociedad Quimica y Minera de Chile SA - ADR	15,440	442,356

METALS & MINING—0.2%
Antofagasta plc	31,044	258,037
Antofagasta plc - ADR	3,393	56,405
		314,442
TOTAL CHILE		1,153,524

CHINA—4.8%
AIRLINES—0.1%
China Southern Airlines Co. Ltd. - ADR	5,546	142,588

BANKS—0.6%
China Construction Bank Corp. - ADR	69,587	1,055,635

CHEMICALS—0.2%
Sinopec Shanghai Petrochemical Co. Ltd. - ADR	7,041	381,129

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
China Telecom Corp. Ltd. - ADR	6,115	282,085

INSURANCE—1.1%
Aia Group Ltd. - ADR	3,830	86,060
China Life Insurance Company Ltd. - ADR	76,021	978,390
Ping An Insurance Group Co. of China Ltd. - ADR	33,826	336,907
Ping An Insurance Group Co. of China Ltd. - Class H	131,769	659,318
		2,060,675
INTERNET SOFTWARE & SERVICES—2.5%
Alibaba Group Holdings Ltd. - ADR (a)	15,369	1,349,552
Baidu, Inc. - ADR (a)	5,149	846,547
Tencent Holdings Ltd. - ADR	109,906	2,661,923
		4,858,022
ROAD & RAIL—0.1%
Guangshen Railway Co. - ADR	8,797	265,845

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
Lenovo Group Ltd. - ADR	18,577	222,942
TOTAL CHINA		9,268,921

COLOMBIA—0.4%
BANKS—0.2%
BanColombia SA - ADR	10,431	382,609

OIL, GAS & CONSUMABLE FUELS—0.2%
Ecopetrol SA - ADR (a)	42,848	387,774
TOTAL COLOMBIA		770,383

DENMARK—0.9%
BANKS—0.2%
Danske Bank A/S	11,624	352,499
Danske Bank A/S - ADR	6,614	100,401
		452,900
PHARMACEUTICALS—0.5%
Novo Nordisk A/S - ADR	28,510	1,022,368

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Pandora A/S	2,460	321,803
TOTAL DENMARK		1,797,071

FINLAND—0.7%
COMMUNICATIONS EQUIPMENT—0.2%
Nokia OYJ - ADR	86,149	414,377

MACHINERY—0.3%
Kone OYJ - Class B	11,250	504,065

PAPER & FOREST PRODUCTS—0.2%
Stora Enso OYJ - ADR	32,308	344,080
TOTAL FINLAND		1,262,522

FRANCE—6.5%
AUTO COMPONENTS—0.6%
Cie Generale des Etablissements Michelin	1,074	119,484
Cie Generale des Etablissements Michelin - ADR	25,215	560,025
Valeo SA	2,793	160,536
Valeo SA - ADR	13,056	373,402
		1,213,447
AUTOMOBILES—0.3%
Renault SA	5,892	524,085

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
FRANCE—6.5%, continued
BANKS—0.9%
BNP Paribas SA - ADR	28,958	$922,312
Credit Agricole SA	11,014	136,559
Credit Agricole SA - ADR	14,211	87,256
Societe Generale SA	4,111	202,262
Societe Generale SA - ADR	36,300	356,466
		1,704,855
BUILDING PRODUCTS—0.3%
Cie de Saint-Gobain	13,938	649,222

CONSTRUCTION & ENGINEERING—0.5%
Bouygues SA	8,092	289,961
Vinci SA	1,494	101,739
Vinci SA - ADR	30,694	520,877
		912,577
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Orange SA - ADR	24,634	372,959
Vivendi SA	9,270	176,160
Vivendi SA - ADR	1,680	31,836
		580,955
ELECTRICAL EQUIPMENT—0.5%
Legrand SA	17,254	979,742

ENERGY EQUIPMENT & SERVICES—0.2%
Technip SA - ADR	26,180	466,528

FOOD & STAPLES RETAILING—0.2%
Carrefour SA	1,523	36,692
Carrefour SA - ADR	58,790	284,544
		321,236
FOOD PRODUCTS—0.6%
Danone SA - ADR	85,545	1,076,156

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Essilor International SA	4,503	508,785
Essilor International SA - ADR	952	53,817
		562,602
INSURANCE—0.5%
AXA SA - ADR	34,977	881,420

MEDIA—0.2%
Publicis Groupe SA - ADR	26,260	451,541

MULTI-UTILITIES—0.3%
Engie SA (a)	2,524	32,197
Engie SA - ADR	20,385	259,705
Veolia Environnement SA	11,656	198,438
Veolia Environnement SA - ADR	8,771	148,703
		639,043
PERSONAL PRODUCTS—0.5%
L'Oreal SA	382	69,718
L'Oreal SA - ADR	26,720	972,875
		1,042,593
SOFTWARE—0.3%
Dassault Systemes - ADR	6,224	475,501
TOTAL FRANCE		12,481,503

GERMANY—7.0%
AIR FREIGHT & LOGISTICS—0.4%
Deutsche Post AG	10,161	334,048
Deutsche Post AG - ADR	14,832	485,600
		819,648
AIRLINES—0.1%
Deutsche Lufthansa AG - ADR	10,201	131,561

AUTOMOBILES—1.0%
Bayerische Moteren Werke AG - ADR	27,692	858,729
Daimler AG	15,015	1,117,630
		1,976,359
BANKS—0.3%
Deutsche Bank AG	26,653	482,419
Deutsche Bank AG - ADR	10,181	184,276
		666,695
CHEMICALS—0.7%
BASF SE - ADR	14,711	1,361,797

DIVERSIFIED FINANCIAL SERVICES—0.2%
Deutsche Boerse AG	3,878	311,922
Deutsche Boerse AG - ADR	15,060	119,682
		431,604
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
Deutsche Telekom AG - ADR	30,797	526,629

ENERGY EQUIPMENT & SERVICES—0.2%
E.ON SE (a)	53,575	377,805

HEALTH CARE PROVIDERS & SERVICES—0.6%
Fresenius Medical Care AG & Co. KGaA - ADR	19,354	816,932
Fresenius SE & Co. KGaA	5,130	400,962
		1,217,894
INSURANCE—1.0%
Allianze SE - ADR	76,050	1,253,304
Muenchener Rueckversicherungs-Gesellschaft AG	1,682	318,042
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	355,699
		1,927,045
MULTI-UTILITIES—0.2%
RWE AG (a)	17,185	213,705
RWE AG - ADR (a)	5,585	69,053
		282,758
PHARMACEUTICALS—0.5%
Bayer AG - ADR	9,846	1,026,741

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Infineon Technologies AG - ADR	12,109	209,243

SOFTWARE—0.6%
SAP SE - ADR	13,243	1,144,593

TEXTILES, APPAREL & LUXURY GOODS—0.6%
adidas AG	1,323	209,082
adidas AG - ADR	9,964	782,672
Puma SE	285	74,887
		1,066,641

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
GERMANY—7.0%, continued
TRADING COMPANIES & DISTRIBUTORS—0.2%
Brenntag AG	5,521	$306,819
TOTAL GERMANY		13,473,832

HONG KONG—3.9%
BANKS—0.4%
BOC Hong Kong Holdings Ltd.	158,000	565,419
BOC Hong Kong Holdings Ltd. - ADR	1,754	125,490
		690,909
DIVERSIFIED FINANCIAL SERVICES—0.3%
Hong Kong Exchanges & Clearing Ltd.	24,500	578,817

ELECTRIC UTILITIES—0.5%
Cheung Kong Infrastructure Holdings Ltd.	130,000	1,034,377

INDUSTRIAL CONGLOMERATES—0.6%
CK Hutchison Holdings Ltd.	53,500	606,447
CK Hutchison Holdings Ltd. - ADR	12,111	137,460
Jardine Matheson Holdings Ltd.	4,751	262,493
Jardine Matheson Holdings Ltd. - ADR	3,618	200,690
		1,207,090
INSURANCE—0.5%
AIA Group Ltd.	171,200	965,899

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
Henderson Land Development Co. Ltd.	81,343	432,706
Sun Hung Kai Properties Ltd.	28,000	353,862
Sun Hung Kai Properties Ltd. - ADR	22,014	277,156
Swire Pacific Ltd. - Class A	28,000	267,383
Swire Pacific Ltd. - Class A - ADR	32,051	308,331
Swire Properties Ltd.	121,150	334,339
Wharf Holdings Ltd.	150,000	997,172
		2,970,949
TEXTILES, APPAREL & LUXURY GOODS—0.0% (b)
Li & Fung Ltd.	122,000	53,649
Li & Fung Ltd. - ADR	12,287	10,665
		64,314
TOTAL HONG KONG		7,512,355

HUNGARY—0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
Magyar Telekom Telecommunications plc - ADR	11,582	98,484

OIL, GAS & CONSUMABLE FUELS—0.0% (b)
MOL Hungarian Oil & Gas plc - ADR	796	28,046
TOTAL HUNGARY		126,530

INDIA—1.5%
BANKS—0.8%
HDFC Bank Ltd. - ADR	16,597	1,007,106
ICICI Bank Ltd. - ADR	65,986	494,235
		1,501,341
IT SERVICES—0.5%
Infosys Ltd. - ADR	37,297	553,114
Wipro Ltd. - ADR	39,159	379,059
		932,173
PHARMACEUTICALS—0.2%
Dr. Reddy's Laboratories Ltd. - ADR	10,846	491,107
TOTAL INDIA		2,924,621

INDONESIA—0.8%
BANKS—0.2%
PT Bank Mandiri - ADR	49,403	417,949

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Telekomunikasi Indonesia Persero Tbk PT - ADR	33,206	968,287

MACHINERY—0.1%
United Tractors Tbk PT - ADR	3,369	105,046
TOTAL INDONESIA		1,491,282

IRELAND—1.2%
CONSTRUCTION MATERIALS—0.4%
CRH plc - ADR	23,753	816,628

PHARMACEUTICALS—0.4%
Shire plc - ADR	3,899	664,312

PROFESSIONAL SERVICES—0.4%
Experian plc	3,191	61,895
Experian plc - ADR	37,268	719,645
		781,540
TOTAL IRELAND		2,262,480

ISRAEL—0.6%
PHARMACEUTICALS—0.2%
Teva Pharmaceutical Industries Ltd. - ADR	13,991	507,174

SOFTWARE—0.4%
Check Point Software Technologies Ltd. (a)	8,509	718,670
TOTAL ISRAEL		1,225,844

ITALY—1.1%
BANKS—0.4%
Intesa Sanpaolo SpA	128,010	326,863
Intesa Sanpaolo SpA - ADR	4,450	67,773
UniCredit SpA	125,261	360,450
		755,086
ELECTRIC UTILITIES—0.2%
Enel SpA	86,564	381,570

INSURANCE—0.1%
Assicurazioni Generali SpA	16,056	238,618

TEXTILES, APPAREL & LUXURY GOODS—0.2%
Luxottica Group SpA - ADR	9,316	500,269

TRANSPORTATION INFRASTRUCTURE—0.2%
Atlantia SpA	13,863	324,798
TOTAL ITALY		2,200,341

JAPAN—16.6%
AUTO COMPONENTS—0.5%
Bridgestone Corp.	4,656	167,861
Bridgestone Corp. - ADR	20,546	370,855
Denso Corp.	7,000	303,213

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
JAPAN—16.6%, continued
AUTO COMPONENTS—0.5%, continued
Denso Corp. - ADR	6,048	$130,939
		972,868
AUTOMOBILES—2.1%
Honda Motor Co. Ltd. - ADR	32,346	944,180
Nissan Motor Co. Ltd. - ADR	36,396	727,920
Toyota Motor Corp. - ADR	19,586	2,295,479
		3,967,579
BANKS—1.4%
Mitsubishi UFJ Financial Group, Inc. - ADR	188,606	1,161,813
Mizuho Financial Group, Inc. - ADR	132,028	473,981
Sumitomo Mitsui Financial Group, Inc. - ADR	112,145	856,788
Sumitomo Mitsui Trust Holdings, Inc.	298	10,665
Sumitomo Mitsui Trust Holdings, Inc. - ADR	39,737	140,272
		2,643,519
BUILDING PRODUCTS—0.1%
Asahi Glass Co. Ltd.	3,000	20,430
Asahi Glass Co. Ltd. - ADR	21,219	143,653
		164,083
CAPITAL MARKETS—0.5%
Daiwa Securities Group, Inc.	16,000	98,599
Daiwa Securities Group, Inc. - ADR	49,678	304,029
Nomura Holdings, Inc. - ADR	94,167	555,585
		958,213
CHEMICALS—0.6%
Nitto Denko Corp.	500	38,367
Nitto Denko Corp. - ADR	11,626	455,507
Shin-Etsu Chemical Co. Ltd.	5,600	434,403
Sumitomo Chemical Co. Ltd.	38,000	180,759
		1,109,036
COMMERCIAL SERVICES & SUPPLIES—0.3%
Dai Nippon Printing Co. Ltd.	50,000	494,075
Dai Nippon Printing Co. Ltd. - ADR	37	364
		494,439
CONSTRUCTION & ENGINEERING—0.3%
Obayashi Corp.	55,000	525,602

DIVERSIFIED FINANCIAL SERVICES—0.2%
ORIX Corp.	2,300	35,892
ORIX Corp. - ADR	5,614	436,937
		472,829
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
Nippon Telegraph & Telephone Corp. - ADR	32,480	1,366,433

ELECTRIC UTILITIES—0.2%
Chubu Electric Power Co., Inc.	12,600	176,035
Tohoku Electric Power Co., Inc.	12,700	160,482
		336,517
ELECTRICAL EQUIPMENT—0.3%
Nidec Corp. - ADR - ADR	30,872	661,587

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.6%
Hitachi Ltd.	26,000	140,583
Hitachi Ltd. - ADR	5,344	288,576
Kyocera Corp.	2,800	139,228
Kyocera Corp. - ADR	3,162	157,404
Murata Manufacturing Co. Ltd.	2,300	307,952
Murata Manufacturing Co. Ltd. - ADR	1,592	53,109
TDK Corp.	800	55,028
TDK Corp. - ADR	826	56,622
		1,198,502
FOOD PRODUCTS—0.3%
Ajinomoto Co., Inc.	7,000	140,976
Calbee, Inc.	2,700	84,545
Meiji Holdings Co. Ltd.	2,000	156,735
Yakult Honsha Co. Ltd.	2,800	129,837
		512,093
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
Hoya Corp.	9,500	399,149
Hoya Corp. - ADR	1,734	72,575
Terumo Corp.	11,800	435,616
		907,340
HOUSEHOLD DURABLES—0.8%
Sekisui House Ltd.	8,000	133,157
Sekisui House Ltd. - ADR	30,149	500,473
Sharp Corp.	10,000	23,100
Sharp Corp. - ADR	17,095	39,831
Sony Corp. - ADR	29,492	826,661
		1,523,222
INSURANCE—0.5%
MS&AD Insurance Group Holdings, Inc. - ADR	34,266	528,039
Tokio Marine Holdings, Inc.	4,600	188,746
Tokio Marine Holdings, Inc. - ADR	7,354	300,705
		1,017,490
INTERNET & DIRECT MARKETING RETAIL—0.1%
Rakuten, Inc.	18,400	180,324

IT SERVICES—0.1%
Fujitsu Ltd.	20,000	111,135
Fujitsu Ltd. - ADR	1,240	34,522
		145,657
LEISURE PRODUCTS—0.1%
Shimano, Inc.	1,600	251,050

MACHINERY—0.8%
FANUC Corp.	400	67,810
FANUC Corp. - ADR	37,420	623,043
Kubota Corp. - ADR	7,847	557,922
Makita Corp.	600	40,193
Makita Corp. - ADR	4,936	330,268
		1,619,236
MARINE—0.1%
Nippon Yusen KK	56,000	103,965
Nippon Yusen KK - ADR	7,243	26,220
		130,185
METALS & MINING—0.4%
Nippon Steel Corp.	21,700	483,996
Sumitomo Metal Mining Co. Ltd.	23,000	296,539
		780,535

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
JAPAN—16.6%, continued
OIL, GAS & CONSUMABLE FUELS—0.1%
Inpex Corp.	26,239	$262,873

PERSONAL PRODUCTS—0.5%
Kao Corp.	1,000	47,406
Kao Corp. - ADR	10,830	513,125
Shiseido Co. Ltd.	2,100	53,153
Shiseido Co. Ltd. - ADR	15,035	381,348
		995,032
PHARMACEUTICALS—0.6%
Astellas Pharma, Inc.	13,000	180,566
Astellas Pharma, Inc. - ADR	24,473	339,196
Daiichi Sankyo Co. Ltd.	7,700	157,544
Daiichi Sankyo Co. Ltd. - ADR	1,901	38,590
Takeda Pharmaceutical Co. Ltd.	2,700	111,687
Takeda Pharmaceutical Co. Ltd. - ADR	18,144	377,032
		1,204,615
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
Daiwa House Industry Co. Ltd. - ADR	15,470	420,010
Mitsubishi Estate Co. Ltd.	11,000	219,040
Mitsubishi Estate Co. Ltd. - ADR	11,717	233,520
Mitsui Fudosan Co. Ltd.	21,000	485,991
Sumitomo Realty & Development Co. Ltd.	13,000	345,451
		1,704,012
ROAD & RAIL—0.7%
Central Japan Railway Co.	1,348	221,774
East Japan Railway Co.	3,590	310,211
East Japan Railway Co. - ADR	29,226	418,809
Keikyu Corp.	37,000	428,926
		1,379,720
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
Rohm Co. Ltd.	700	40,305
Rohm Co. Ltd. - ADR	2,660	75,943
		116,248
SOFTWARE—0.2%
Nintendo Co. Ltd.	300	62,985
Nintendo Co. Ltd. - ADR	11,880	308,286
		371,271
SPECIALTY RETAIL—0.1%
FAST RETAILING COM., LTD. (a)	700	250,511

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.3%
FUJIFILM Holdings Corp. - ADR	11,626	440,044
Seiko Epson Corp.	1,200	25,410
Seiko Epson Corp. - ADR	10,312	108,070
		573,524
TEXTILES, APPAREL & LUXURY GOODS—0.1%
Wacoal Holdings Corp. - ADR	5,242	300,681

TRADING COMPANIES & DISTRIBUTORS—0.4%
Mitsubishi Corp.	16,300	347,239
Mitsui & Co. Ltd. - ADR	1,637	450,175
		797,414
WIRELESS TELECOMMUNICATION SERVICES—1.1%
KDDI Corp. - ADR	51,612	652,892
NTT DoCoMo, Inc. - ADR	32,356	736,099
SoftBank Group Corp.	6,500	431,813
SoftBank Group Corp. - ADR	9,864	325,808
		2,146,612
TOTAL JAPAN		32,040,852

JERSEY—0.2%
METALS & MINING—0.2%
Randgold Resources Ltd. - ADR	6,079	464,071

LUXEMBOURG—0.3%
ENERGY EQUIPMENT & SERVICES—0.3%
Tenaris SA - ADR	16,654	594,714

MEXICO—1.3%
BEVERAGES—0.3%
Coca-Cola Femsa SAB de CV - ADR	7,597	482,713

CONSTRUCTION MATERIALS—0.4%
Cemex SAB de CV - ADR (a)	80,149	643,597

FOOD & STAPLES RETAILING—0.1%
Wal-Mart de Mexico SAB de CV - ADR	14,734	263,297

MEDIA—0.1%
Grupo Televisa SAB - ADR	11,081	231,482

METALS & MINING—0.1%
Fresnillo plc	14,613	219,876

TRANSPORTATION INFRASTRUCTURE—0.2%
Grupo Aeroportuario del Pacifico SAB de CV - ADR	4,513	372,412

WIRELESS TELECOMMUNICATION SERVICES—0.1%
America Movil SAB de CV - Class L - Series L - ADR	17,340	217,964
TOTAL MEXICO		2,431,341

NETHERLANDS—2.3%
BANKS—0.2%
ING Groep NV - ADR	33,964	478,892

CHEMICALS—0.2%
Akzo Nobel NV - ADR	14,850	307,395

FOOD & STAPLES RETAILING—0.6%
Koninklijke Ahold Delhaize NV	5,491	115,761
Koninklijke Ahold Delhaize NV - ADR	49,012	1,028,762
		1,144,523

INDUSTRIAL CONGLOMERATES—0.5%
Koninklijke Philips NV - NY Registry Shares	30,708	938,743

LIFE SCIENCES TOOLS & SERVICES—0.2%
QIAGEN NV (a)	16,784	470,288

MEDIA—0.1%
Wolters Kluwer NV	954	34,561
Wolters Kluwer NV - ADR	7,337	266,333
		300,894

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
NETHERLANDS—2.3%, continued
OIL, GAS & CONSUMABLE FUELS—0.1%
Koninklijke Vopak NV	3,557	$168,004

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.3%
ASML Holding NV - NY Registry Shares	4,549	510,398

SOFTWARE—0.1%
Gemalto NV	2,161	124,915
TOTAL NETHERLANDS		4,444,052

NORWAY—0.7%
CHEMICALS—0.1%
Yara International ASA - ADR	7,283	286,076

METALS & MINING—0.2%
Norsk Hydro ASA	61,990	296,457
Norsk Hydro ASA - ADR	13,201	62,309
		358,766

OIL, GAS & CONSUMABLE FUELS—0.4%
Statoil ASA - ADR	41,206	751,597
TOTAL NORWAY		1,396,439

PERU—0.4%
METALS & MINING—0.4%
Southern Copper Corp.	24,026	767,390

PORTUGAL—0.2%
ELECTRIC UTILITIES—0.2%
EDP - Energias de Portugal SA	82,980	252,757
EDP - Energias de Portugal SA - ADR	1,231	37,730
TOTAL PORTUGAL		290,487

RUSSIA—0.2%
WIRELESS TELECOMMUNICATION SERVICES—0.2%
Mobile TeleSystems PJSC - ADR	37,298	339,785

SINGAPORE—1.6%
BANKS—1.0%
DBS Group Holdings Ltd.	10,656	127,596
DBS Group Holdings Ltd. - ADR	18,371	877,123
United Overseas Bank Ltd.	24,187	340,728
United Overseas Bank Ltd. - ADR	22,014	619,474
		1,964,921
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Singapore Telecommunications Ltd.	86,000	216,764
Singapore Telecommunications Ltd. - ADR	6,886	171,737
		388,501
INDUSTRIAL CONGLOMERATES—0.3%
Keppel Corporation Ltd.	11,721	46,864
Keppel Corporation Ltd. - ADR	49,775	398,200
		445,064
MACHINERY—0.1%
Sembcorp Marine Ltd.	204,000	194,404

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.0% (b)
Keppel REIT	737	519
TOTAL SINGAPORE		2,993,409

SOUTH AFRICA—0.7%
BANKS—0.1%
Standard Bank Group Ltd. - ADR	19,275	212,989

METALS & MINING—0.2%
Gold Fields Ltd. - ADR	108,949	327,937

TRADING COMPANIES & DISTRIBUTORS—0.2%
Barloworld Ltd.	45,286	388,725

WIRELESS TELECOMMUNICATION SERVICES—0.2%
MTN Group Ltd. - ADR	50,154	453,894
TOTAL SOUTH AFRICA		1,383,545

SOUTH KOREA—2.7%
BANKS—1.4%
KB Financial Group, Inc. - ADR	35,152	1,240,514
Shinhan Financial Group Co. Ltd. - ADR	30,017	1,129,840
Woori Bank - ADR	9,632	308,224
		2,678,578

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
KT Corp. - ADR	71,631	1,009,281

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—0.4%
LG Display Co. Ltd. - ADR	61,056	784,570

WIRELESS TELECOMMUNICATION SERVICES—0.4%
SK Telecom Co. Ltd. - ADR	32,754	684,558
TOTAL SOUTH KOREA		5,156,987

SPAIN—2.0%
BANKS—0.8%
Banco Bilbao Vizcaya Argentaria SA - ADR	83,084	562,479
Banco Santander SA - ADR	182,745	946,619
		1,509,098
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Telefonica SA - ADR	41,773	384,312

ELECTRIC UTILITIES—0.2%
Iberdrola SA - ADR	16,749	439,326

METALS & MINING—0.1%
Acerinox SA	16,589	220,087

OIL, GAS & CONSUMABLE FUELS—0.4%
Repsol SA	24,639	348,022
Repsol SA - ADR	27,585	388,949
		736,971
SPECIALTY RETAIL—0.3%
Industria de Diseno Textil SA	17,640	602,111
TOTAL SPAIN		3,891,905

SWEDEN—2.5%
COMMUNICATIONS EQUIPMENT—0.1%
Telefonaktiebolaget LM Ericsson - ADR	48,767	284,311

CONSTRUCTION & ENGINEERING—0.5%
Skanska AB - Class B	37,142	877,150

HOUSEHOLD PRODUCTS—0.2%
Svenska Cellulosa AB SCA - Class B	12,219	345,178

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
SWEDEN—2.5%, continued
MACHINERY—0.9%
Alfa Laval AB	23,419	$387,737
Atlas Copco AB - Class A	8,922	271,827
Atlas Copco AB - Class A - ADR	18,292	558,638
Sandvik AB	19,176	237,274
Sandvik AB - ADR	20,116	246,622
		1,702,098
METALS & MINING—0.3%
Boliden AB	22,985	600,353

OIL, GAS & CONSUMABLE FUELS—0.3%
Lundin Petroleum AB (a)	24,270	527,864

SPECIALTY RETAIL—0.2%
Hennes & Mauritz AB - ADR	65,360	359,480
Hennes & Mauritz AB - Class B	3,195	88,888
		448,368
TOTAL SWEDEN		4,785,322

SWITZERLAND—7.4%
CAPITAL MARKETS—0.9%
Credit Suisse Group AG - ADR	37,853	541,676
Julius Baer Group Ltd.	9,537	423,590
UBS Group AG	46,462	728,060
		1,693,326
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG - ADR	7,140	319,415

ELECTRICAL EQUIPMENT—0.7%
ABB Ltd. - ADR	61,282	1,291,212

FOOD PRODUCTS—1.8%
Barry Callebaut AG	397	485,753
Nestle SA - ADR	42,995	3,084,462
		3,570,215
INSURANCE—0.7%
Swiss Re AG	3,563	337,637
Zurich Insurance Group AG - ADR	38,250	1,054,552
		1,392,189
MACHINERY—0.1%
Schindler Holding AG	1,587	277,243

METALS & MINING—0.4%
Glencore plc (a)	220,536	753,754

PHARMACEUTICALS—2.1%
Novartis AG - ADR	28,388	2,067,782
Roche Holding AG - ADR	67,656	1,930,226
		3,998,008
PROFESSIONAL SERVICES—0.2%
Adecco SA	4,136	270,700
Adecco SA - ADR	4,982	162,662
		433,362
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.1%
Logitech International SA	6,535	161,872

TRADING COMPANIES & DISTRIBUTORS—0.2%
Wolseley plc	537	32,836
Wolseley plc - ADR	63,056	382,750
		415,586
TOTAL SWITZERLAND		14,306,182

TAIWAN—2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
Chunghwa Telecom Co. Ltd. - ADR	40,566	1,279,857

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
AU Optronics Corp. - ADR	56,975	201,692

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
Advanced Semiconductor Engineering, Inc. - ADR	101,549	511,807
Siliconware Precision Industries Co. Ltd. - ADR	70,913	517,665
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	77,900	2,239,625
United Microelectronics Corp. - ADR	191,039	334,318
		3,603,415
TOTAL TAIWAN		5,084,964

TURKEY—0.1%
BANKS—0.1%
Turkiye Garanti Bankasi AS - ADR	59,610	124,585

WIRELESS TELECOMMUNICATIONS SERVICES—0.0% (b)
Turkcell Iletisim Hizmetleri AS - ADR (a)	17,920	123,648
TOTAL TURKEY		248,233

UNITED KINGDOM—10.7%
BANKS—1.7%
Barclays plc - ADR	55,352	608,872
HSBC Holdings plc - ADR	46,539	1,869,937
Lloyds Banking Group plc - ADR	102,926	319,071
Standard Chartered plc (a)	45,039	368,313
		3,166,193
CAPITAL MARKETS—0.0% (b)
Man Group plc	3,940	5,739
Man Group plc - ADR	7,608	10,994
		16,733
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
BT Group plc - ADR	18,204	419,238

ELECTRIC UTILITIES—0.4%
SSE plc	2,983	57,088
SSE plc - ADR	31,357	596,410
		653,498
ENERGY EQUIPMENT & SERVICES—0.4%
AMEC Foster Wheeler plc	32,410	187,715
Subsea 7 SA	43,347	548,617
Subsea 7 SA - ADR (a)	3,305	41,627
		777,959
FOOD & STAPLES RETAILING—0.4%
J Sainsbury plc	4,806	14,765
J Sainsbury plc - ADR	18,741	228,865
Tesco plc (a)	46,000	117,256
Tesco plc - ADR (a)	29,931	227,176

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—97.7%, continued
UNITED KINGDOM—10.7%, continued
FOOD & STAPLES RETAILING—0.4%, continued
WM Morrison Supermarkets plc	29,374	$83,509
WM Morrison Supermarkets plc - ADR	8,054	114,206
		785,777
FOOD PRODUCTS—0.2%
Associated British Foods plc	11,454	387,314

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
Smith & Nephew plc	4,232	63,677
Smith & Nephew plc - ADR	17,185	516,925
		580,602
HOTELS, RESTAURANTS & LEISURE—0.7%
Compass Group plc	2,247	41,563
Compass Group plc - ADR	47,072	879,305
Intercontinental Hotels Group plc - ADR	9,520	422,022
		1,342,890
HOUSEHOLD PRODUCTS—0.7%
Reckitt Benckiser Group plc	3,212	272,562
Reckitt Benckiser Group plc - ADR	58,040	975,072
		1,247,634
INSURANCE—0.8%
Aviva plc	41,971	251,574
Aviva plc - ADR	22,486	265,560
Prudential plc - ADR	26,183	1,041,822
		1,558,956
MEDIA—1.0%
Pearson plc - ADR	23,760	237,363
RELX plc - ADR	36,928	663,596
Sky plc	3,176	38,786
Sky plc - ADR	6,005	294,365
WPP plc - ADR	6,767	748,836
		1,982,946
MULTILINE RETAIL—0.3%
Marks & Spencer Group plc	10,719	46,232
Marks & Spencer Group plc - ADR	25,759	219,209
Next plc	3,908	239,976
		505,417
MULTI-UTILITIES—0.5%
National Grid plc - ADR	16,906	986,127

OIL, GAS & CONSUMABLE FUELS—0.2%
Tullow Oil plc	112,077	431,884
Tullow Oil plc - ADR (a)	15,976	29,875
		461,759
PERSONAL PRODUCTS—0.6%
Unilever NV - NY Registry Shares - ADR	28,732	1,179,736

PHARMACEUTICALS—1.1%
AstraZeneca plc - ADR	31,680	865,497
GlaxoSmithKline plc - ADR	28,888	1,112,477
Indivior plc - ADR	1,963	36,021
		2,013,995
PROFESSIONAL SERVICES—0.1%
Capita plc	32,934	215,507

REAL ESTATE INVESTMENT TRUSTS (REIT)—0.2%
Land Securities Group plc REIT	30,627	401,954

SOFTWARE—0.2%
Sage Group plc	33,781	272,669
Sage Group plc - ADR	2,320	75,108
		347,777
SPECIALTY RETAIL—0.1%
Kingfisher plc - ADR	29,151	249,241

WATER UTILITIES—0.3%
Severn Trent plc	10,914	298,848
United Utilities Group plc	2,386	26,492
United Utilities Group plc - ADR	12,883	289,997
		615,337
WIRELESS TELECOMMUNICATION SERVICES—0.3%
Vodafone Group plc - ADR	26,458	646,369
TOTAL UNITED KINGDOM		20,542,959

UNITED STATES—0.8%
HOTELS, RESTAURANTS & LEISURE—0.2%
Carnival plc - ADR	7,671	392,678

IT SERVICES—0.1%
CGI Group, Inc. - Class A (a)	2,630	126,319

MEDIA—0.2%
Thomson Reuters Corp.	7,011	306,942

METALS & MINING—0.1%
Goldcorp, Inc.	1,185	16,116
Sims Metal Management Ltd. - ADR	21,356	194,126
		210,242
MULTILINE RETAIL—0.2%
JD.com, Inc. - ADR	14,782	376,054
TOTAL UNITED STATES		1,412,235
TOTAL COMMON STOCKS (COST $170,607,193)		187,987,269

PREFERRED STOCKS—0.3%
BRAZIL—0.3%
BANKS—0.3%
Itau Unibanco Holding SA - ADR (Cost $594,228)	61,571	632,950

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (c)	1.000%	06/15/17	$500,000	$500,000
Calvert Social Investment Foundation, Inc. (c)	1.000%	12/15/17	600,000	600,000
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/17/19	500,000	500,000
TOTAL CORPORATE NOTES (Cost $1,600,000)				1,600,000

TOTAL INVESTMENTS (Cost (d) $172,801,421— Unrealized gain/loss $17,418,798)—98.9%				$190,220,219
Other Assets in Excess of Liabilities—1.1%				2,254,866
NET ASSET—100.0%				$192,475,085

(a)	Non-income producing security.
(b)	Rounds to less than 0.1%.
(c)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/17	06/10/16	$500,000	$500,000	0.3%
Calvert Social Investment Foundation, Inc. 1.00%, 12/15/17	12/15/14	600,000	600,000	0.3%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/16	06/10/16	500,000	500,000	0.3%
		$1,600,000	$1,600,000	0.9%

(d)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

plc — Public Liability Company

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual report to shareholders

Portfolio managers’ commentary

In 2016, the Standard and Poor’s 500 Index saw large cap stock returns go back to double-digit positive returns of 11.95 percent after taking a breather in 2015 when they were 1.37 percent. Stocks dipped at the start of 2016, hitting a nadir in mid-February before starting a steady climb with pauses around the Brexit vote in June and again before the U.S. elections in early November. In terms of major asset classes, all major classes sported positive returns for the year. Small and mid-cap stocks and high yield bonds performed better than large cap stocks, while commodities, international stocks, and bonds fared worse. Notably, commodities, as measured by the Bloomberg Commodity Index, broke a five-year string of negative returns. Crude oil’s price action certainly helped, as it rose 45 percent for the year starting at about $37 per barrel and ended at about $54 per barrel, despite dropping to about $26 per barrel in mid-February.

Among the 11 stock sectors of the S&P 500 – real estate was established as its own sector, formerly its holdings were reported under financials – all sectors ended with positive returns with the exception of healthcare, which returned -2.7 percent. Energy, telecommunication services and financials were the largest winners, with returns of 27.4 percent, 23.5 percent, and 22.8 percent respectively. At the bottom of the positive returns list with mid to low single digit returns were the consumer sectors (discretionary and staples) and the new real estate sector.

The Growth and Value styles reversed fortunes in 2016, as the S&P 500 Value Index returned 17.40 percent versus the S&P 500 Growth Index returning 6.90 percent. In 2015, Growth had outperformed Value, with Growth having a positive return and Value a negative return.

In this environment, the Praxis Value Index Fund Class A Shares (Without Load) returned 16.13 percent, underperforming the 17.40 percent return of the benchmark, S&P 500 Value Index. Once again, stock-specific factors were the leading contributor to the underperformance, though to a much lesser extent than last year. We dropped Berkshire Hathaway, a top member of the benchmark, when it was added to our exclusion list after the company acquired a weapons components manufacturer. Overall, we are pleased with the performance of the Fund, and that we incorporated our Values + ESG screens and still delivered returns that adhered closely to the benchmark.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. This is always a good opportunity to fine tune our efforts to track benchmark returns.

Dale Snyder, CFA®
Praxis Value Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review

Growth of $10,000 investment from 12/31/06 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/06 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Ten Years Ended	Expense Ratio** Gross / Net
Praxis Value Index Fund
Class A *	5/1/01	10.02%	5.05%	12.07%	2.85%	0.94%	0.94%
Class A (Without Load)	5/1/01	16.13%	6.95%	13.28%	3.40%
Class I	5/1/06	16.75%	7.45%	13.91%	3.95%	0.45%	0.45%
S&P 500 Value Index[1]		17.40%	8.51%	14.69%	5.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016.

[1]

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%
AEROSPACE & DEFENSE—0.1%
Arconic, Inc.	9,350	$173,349

AIRLINES—0.5%
American Airlines Group, Inc.	5,710	266,600
Delta Air Lines, Inc.	10,350	509,116
		775,716
AUTO COMPONENTS—0.4%
Delphi Automotive plc	4,830	325,301
Goodyear Tire & Rubber Co.	9,590	296,043
		621,344
AUTOMOBILES—0.7%
Ford Motor Co.	88,423	1,072,571

BANKS—14.7%
Bank of America Corp.	182,000	4,022,200
BB&T Corp.	24,794	1,165,814
Citigroup, Inc.	53,166	3,159,655
Fifth Third Bancorp	14,570	392,953
Huntington Bancshares, Inc.	18,154	239,996
JPMorgan Chase & Co.	66,385	5,728,362
KeyCorp	19,528	356,776
M&T Bank Corp.	3,476	543,751
PNC Financial Services Group, Inc. (The)	10,131	1,184,922
Regions Financial Corp.	24,860	356,989
SunTrust Banks, Inc.	6,766	371,115
U.S. Bancorp	18,727	962,006
Wells Fargo & Co.	87,446	4,819,149
		23,303,688
BEVERAGES—2.3%
Coca-Cola Co. (The)	47,220	1,957,741
PepsiCo, Inc.	15,769	1,649,911
		3,607,652
BIOTECHNOLOGY—0.8%
Amgen, Inc.	7,514	1,098,622
Vertex Pharmaceuticals, Inc. (a)	2,930	215,853
		1,314,475
CAPITAL MARKETS—3.9%
Ameriprise Financial, Inc.	1,806	200,357
Bank of New York Mellon Corp. (The)	21,474	1,017,438
BlackRock, Inc.	1,422	541,128
Franklin Resources, Inc.	7,540	298,433
Goldman Sachs Group, Inc.	7,297	1,747,267
Invesco Ltd.	9,712	294,662
Morgan Stanley	28,381	1,199,097
Northern Trust Corp.	3,977	354,152
State Street Corp.	6,240	484,973
		6,137,507
CHEMICALS—3.6%
Air Products & Chemicals, Inc.	3,687	530,264
Dow Chemical Co.	25,460	1,456,821
E.I. du Pont de Nemours & Co.	9,059	664,931
Eastman Chemical Co.	3,520	264,739
Ecolab, Inc.	5,966	699,335
International Flavors and Fragrances, Inc.	1,480	174,388
LyondellBasell Industries N.V. - Class A	6,370	546,419
Mosaic Co.	10,240	300,339
Praxair, Inc.	9,146	1,071,820
		5,709,056
COMMERCIAL SERVICES & SUPPLIES—1.4%
Johnson Controls International plc	22,287	918,002
Republic Services, Inc.	9,250	527,712
Waste Management, Inc.	10,850	769,374
		2,215,088
COMMUNICATIONS EQUIPMENT—1.8%
Cisco Systems, Inc.	93,175	2,815,749

CONSUMER FINANCE—1.3%
American Express Co.	9,154	678,128
Capital One Financial Corp.	10,900	950,916
Synchrony Financial	13,930	505,241
		2,134,285
CONTAINERS & PACKAGING—0.4%
Ball Corp.	6,254	469,488
Westrock Co.	4,550	231,003
		700,491
DISTRIBUTORS—0.5%
Genuine Parts Co.	7,820	747,123

DIVERSIFIED FINANCIAL SERVICES—0.3%
CME Group, Inc.	3,070	354,124
Leucadia National Corp.	8,360	194,370
		548,494
DIVERSIFIED TELECOMMUNICATION SERVICES—4.5%
AT&T, Inc.	111,181	4,728,528
CenturyLink, Inc.	7,688	182,821
Frontier Communications Corp.	56,308	190,321
Verizon Communications, Inc.	37,430	1,998,013
		7,099,683
ELECTRIC UTILITIES—4.8%
American Electric Power Co., Inc.	15,270	961,399
Duke Energy Corp.	21,544	1,672,245
Edison International	5,807	418,046
Eversource Energy	11,270	622,442
NextEra Energy, Inc.	6,925	827,261
PPL Corp.	21,901	745,729
Southern Co. (The)	34,381	1,691,201
Xcel Energy, Inc.	15,124	615,547
		7,553,870
ELECTRICAL EQUIPMENT—0.8%
Eaton Corp. plc	6,720	450,845
Emerson Electric Co.	8,294	462,390
Rockwell Automation, Inc.	2,280	306,432
		1,219,667
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
TE Connectivity Ltd.	3,956	274,072

ENERGY EQUIPMENT & SERVICES—1.9%
Baker Hughes, Inc.	8,700	565,239
FMC Technologies, Inc. (a)	6,180	219,575
National Oilwell Varco, Inc.	9,526	356,654

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
ENERGY EQUIPMENT & SERVICES—1.9%, continued
Schlumberger Ltd.	22,526	$1,891,058
		3,032,526
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—0.2%
Crown Castle International Corp.	1,960	170,069
Iron Mountain, Inc.	5,070	164,674
		334,743
FOOD & STAPLES RETAILING—5.2%
Costco Wholesale Corp.	8,400	1,344,924
CVS Health Corp.	26,003	2,051,897
Kroger Co.	23,634	815,609
Sysco Corp.	7,993	442,572
Walgreen Boots Alliance, Inc.	18,410	1,523,612
Wal-Mart Stores, Inc.	28,280	1,954,714
Whole Foods Market, Inc.	6,300	193,788
		8,327,116
FOOD PRODUCTS—2.6%
ConAgra Foods, Inc.	6,540	258,657
General Mills, Inc.	5,864	362,219
Hormel Foods Corp.	5,000	174,050
J.M. Smucker Co. (The)	2,030	259,962
Kellogg Co.	2,689	198,206
Kraft Heinz Co.	13,020	1,136,907
Mondelēz International, Inc. - Class A	35,312	1,565,381
Tyson Foods, Inc. - Class A	3,530	217,730
		4,173,112
HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
Abbott Laboratories	35,130	1,349,343
Baxter International, Inc.	9,382	415,998
Becton, Dickinson and Co.	1,720	284,746
Danaher Corp.	15,190	1,182,390
DENTSPLY SIRONA, Inc.	4,770	275,372
Medtronic plc	28,240	2,011,535
		5,519,384
HEALTH CARE PROVIDERS & SERVICES—3.2%
AmerisourceBergen Corp.	4,320	337,781
Anthem, Inc.	5,470	786,422
Cardinal Health, Inc.	8,170	587,995
Centene Corporation (a)	3,730	210,782
Cigna Corp.	5,445	726,308
DaVita, Inc. (a)	5,270	338,334
Express Scripts Holding Co. (a)	12,457	856,917
HCA Holdings, Inc. (a)	2,520	186,530
Laboratory Corporation of America Holdings (a)	2,670	342,775
McKesson Corp.	3,974	558,148
UnitedHealth Group, Inc.	1,390	222,456
		5,154,448
HOTELS, RESTAURANTS & LEISURE—0.9%
Carnival Corp.	8,393	436,939
McDonald's Corp.	7,590	923,855
		1,360,794
HOUSEHOLD DURABLES—0.7%
D.R. Horton, Inc.	12,220	333,973
Leggett & Platt, Inc.	3,240	158,371
Newell Brands, Inc.	5,730	255,844
Whirlpool Corp.	1,752	318,461
		1,066,649
HOUSEHOLD PRODUCTS—2.0%
Colgate-Palmolive Co.	6,578	430,464
Kimberly-Clark Corp.	2,070	236,229
Procter & Gamble Co. (The)	29,876	2,511,974
		3,178,667
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.1%
AES Corp.	14,014	162,843

INDUSTRIAL CONGLOMERATES—1.2%
3M Co.	8,955	1,599,095
Roper Technologies, Inc.	1,890	346,021
		1,945,116
INSURANCE—8.1%
Aflac, Inc.	10,310	717,576
Allstate Corp.	13,209	979,051
American International Group, Inc.	21,857	1,427,481
Aon plc	707	78,852
Assurant, Inc.	2,924	271,523
Chubb Corp.	15,087	1,993,294
Cincinnati Financial Corp.	3,262	247,096
Hartford Financial Services Group, Inc.	9,080	432,662
Lincoln National Corp.	4,220	279,659
Loews Corp.	10,970	513,725
Marsh & McLennan Cos., Inc.	3,820	258,194
MetLife, Inc.	27,543	1,484,292
Principal Financial Group, Inc.	6,500	376,090
Progressive Corp.	19,043	676,027
Prudential Financial, Inc.	12,740	1,325,724
Travelers Cos., Inc.	8,103	991,969
Unum Group	5,160	226,679
Willis Towers Watson plc	2,350	287,358
XL Group plc	8,980	334,595
		12,901,847
INTERNET SOFTWARE & SERVICES—0.8%
Alphabet, Inc. - Class C (a)	300	231,546
eBay, Inc. (a)	13,068	387,989
Yahoo!, Inc. (a)	16,790	649,269
		1,268,804
IT SERVICES—1.3%
Accenture plc - Class A	3,890	455,636
International Business Machines Corp.	7,332	1,217,039
Paychex, Inc.	3,684	224,282
Visa, Inc. - Class A	3,120	243,422
		2,140,379
LIFE SCIENCES TOOLS & SERVICES—0.4%
Thermo Fisher Scientific, Inc.	4,884	689,132

MACHINERY—2.0%
Deere & Co.	4,267	439,672
Dover Corp.	5,143	385,365
Flowserve Corp.	3,900	187,395
Illinois Tool Works, Inc.	3,965	485,554
Ingersoll-Rand plc	2,625	196,980
PACCAR, Inc.	2,996	191,444

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—99.0%, continued
MACHINERY—2.0%, continued
Parker-Hannifin Corp.	2,627	$367,780
Pentair plc	4,480	251,194
Snap-on, Inc.	2,090	357,954
Stanley Black & Decker, Inc.	2,630	301,635
		3,164,973
MEDIA—1.8%
Charter Communications, Inc. (a)	330	95,014
Comcast Corp. - Class A	4,945	341,452
Omnicom Group, Inc.	2,019	171,837
Twenty-First Century Fox, Inc. - Class B	21,460	584,785
Viacom, Inc. - Class B	8,590	301,509
Walt Disney Co. (The)	12,757	1,329,534
		2,824,131
METALS & MINING—0.2%
Newmont Mining Corp.	3,270	111,409
Nucor Corp.	2,560	152,371
		263,780
MULTI-LINE RETAIL—0.5%
Macy's, Inc.	3,373	120,787
Target Corp.	9,106	657,727
		778,514
MULTI-UTILITIES—1.5%
Ameren Corporation	5,570	292,202
Consolidated Edison, Inc.	7,361	542,358
DTE Energy Co.	5,910	582,194
Sempra Energy	7,343	739,000
WEC Energy Group, Inc.	2,940	172,431
		2,328,185
OIL, GAS & CONSUMABLE FUELS—7.2%
Apache Corp.	5,378	341,342
ConocoPhillips	43,487	2,180,438
EOG Resources, Inc.	9,010	910,911
EQT Corp.	2,798	182,989
Hess Corp.	13,930	867,700
Kinder Morgan, Inc.	44,101	913,332
Marathon Oil Corp.	36,096	624,822
Marathon Petroleum Corp.	10,896	548,614
Murphy Oil Corp.	8,136	253,274
Noble Energy, Inc.	10,718	407,927
Occidental Petroleum Corp.	31,280	2,228,074
ONEOK, Inc.	2,855	163,905
Phillips 66	2,510	216,889
Pioneer Natural Resources Co.	1,110	199,878
Spectra Energy Corp.	6,439	264,578
Tesoro Corp.	2,430	212,503
Valero Energy Corp.	9,450	645,624
Williams Cos., Inc.	9,371	291,813
		11,454,613
PAPER & FOREST PRODUCTS—0.2%
International Paper Co.	5,781	306,740

PERSONAL PRODUCTS—0.1%
Estée Lauder Cos., Inc. - Class A	2,200	168,278

PHARMACEUTICALS—4.4%
AbbVie, Inc.	3,278	205,269
Bristol-Myers Squibb Co.	15,019	877,710
Eli Lilly & Co.	14,157	1,041,247
Johnson & Johnson	23,521	2,709,855
Mallinckrodt plc (a)	2,310	115,084
Merck & Co., Inc.	24,171	1,422,947
Mylan N.V. (a)	10,220	389,893
Perrigo Company plc	3,340	277,988
		7,039,993
PROFESSIONAL SERVICES—0.2%
Nielsen Holdings plc	5,930	248,764

REAL ESTATE INVESTMENT TRUSTS (REITS)—0.6%
HCP, Inc.	8,647	256,989
Simon Property Group, Inc.	989	175,716
Weyerhaeuser Co.	16,349	491,941
		924,646
ROAD & RAIL—0.8%
CSX Corp.	5,740	206,238
Norfolk Southern Corp.	4,645	501,985
Union Pacific Corp.	5,360	555,725
		1,263,948
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
Intel Corp.	50,018	1,814,153
Micron Technology, Inc. (a)	13,970	306,222
		2,120,375
SOFTWARE—1.0%
Adobe Systems, Inc. (a)	1,819	187,266
CA, Inc.	7,512	238,656
Microsoft Corp.	3,090	192,013
Oracle Corp.	26,762	1,028,999
		1,646,934
SOFTWARE & SERVICES—0.1%
S&P Global, Inc.	2,198	236,373

SPECIALTY RETAIL—0.6%
Home Depot, Inc.	1,142	153,119
Lowe's Cos., Inc.	8,780	624,434
Staples, Inc.	25,360	229,508
		1,007,061
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
Apple, Inc.	1,610	186,470
HP, Inc.	32,130	476,809
Seagate Technology plc	4,910	187,415
Western Digital Corp.	4,475	304,076
		1,154,770
TEXTILES, APPAREL & LUXURY GOODS—0.5%
NIKE, Inc. - Class B	11,440	581,495
VF Corp.	5,110	272,619
		854,114
WATER UTILITIES—0.2%
American Water Works Co., Inc.	3,640	263,390
TOTAL COMMON STOCKS (COST $127,137,412)		157,329,022

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2016

	SHARES	FAIR VALUE
RIGHTS—0.0% (b)
Safeway, Inc. (Casa Ley subsidiary), expiring 1/30/18	6,607	$322
Safeway, Inc. (PDC subsidiary), expiring 1/30/17	6,607	6,706
TOTAL RIGHTS (COST $—)		7,028

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.8%
COMMUNITY DEVELOPMENT—0.8%
Calvert Social Investment Foundation, Inc. (c)	1.000%	06/15/17	$260,000	$260,000
Calvert Social Investment Foundation, Inc. (c)	1.000%	12/15/17	750,000	750,000
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/17/19	260,000	260,000
TOTAL CORPORATE NOTES (COST $1,270,000)				1,270,000

TOTAL INVESTMENTS (Cost (d) $128,407,412— Unrealized gain/loss $30,250,726)—99.8%				$158,606,050
Other Assets in Excess of Liabilities—0.2%				260,190
NET ASSETS—100.0%				$158,866,240

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/17	06/10/16	$260,000	$260,000	0.2%
Calvert Social Investment Foundation, Inc. 1.00%, 12/15/17	12/15/14	750,000	750,000	0.4%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/16	06/10/16	260,000	260,000	0.2%
		$1,270,000	$1,270,000	0.8%

(d)	Represents cost for financial reporting purposes.

plc — Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual report to shareholders

Portfolio managers’ commentary

In 2016, the Standard and Poor’s 500 Index (“S&P 500”) saw large cap stock returns go back to double-digit positive returns of 11.95 percent after taking a breather in 2015 when they were 1.37 percent. Stocks dipped at the start of 2016, hitting a nadir in mid-February before starting a steady climb with pauses around the Brexit vote in June and again before the U.S. elections in early November. In terms of major asset classes, all major classes sported positive returns for the year. Small and mid-cap stocks and high yield bonds performed better than large cap stocks, while commodities, international stocks, and bonds fared worse. Notably, commodities, as measured by the Bloomberg Commodity Index, broke a five-year string of negative returns. Crude oil’s price action certainly helped, as it rose 45 percent for the year starting at about $37 per barrel and ended at about $54 per barrel, despite dropping to about $26 per barrel in mid-February.

Among the 11 stock sectors of the S&P 500 – real estate was established as its own sector, formerly its holdings were reported under financials – all sectors ended with positive returns with the exception of healthcare, which returned -2.7 percent. Energy, telecommunication services and financials were the largest winners, with returns of 27.4 percent, 23.5 percent, and 22.8 percent respectively. At the bottom of the positive returns list with mid to low single digit returns were the consumer sectors (discretionary and staples) and the new real estate sector.

The Growth and Value styles reversed fortunes in 2016, as the S&P 500 Value Index returned 17.40 percent versus the S&P 500 Growth Index returning 6.90 percent. In 2015, Growth had outperformed Value, with Growth having a positive return and Value a negative return.

In this environment, the Praxis Growth Index Fund Class A Shares (Without Load) returned 7.15 percent, outperforming the 6.90 percent return of the benchmark, S&P 500 Growth Index. Fundamental factors were the leading contributor to the outperformance, specifically in the areas of momentum and dividend yield. Overall, we are pleased with the performance of the Fund, and that we incorporated our Values + ESG screens and still delivered returns that adhered closely to the benchmark.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year-end. This is always a good opportunity to fine-tune our efforts to track benchmark returns.

Dale Snyder, CFA®
Praxis Growth Index Fund Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Growth Index Fund
Class A *	5/1/07	1.52%	6.36%	13.17%	6.64%	0.84%	0.84%
Class A (Without Load)	5/1/07	7.15%	8.28%	14.40%	7.23%
Class I	5/1/07	7.62%	8.74%	14.94%	7.68%	0.44%	0.44%
S&P 500 Growth Index[1]		6.90%	9.02%	14.54%	8.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016.

[1]

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings charge to price and momentum) of the S&P 500 Index, a universe of large capitalization companies in the US equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Growth Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—98.5%
AEROSPACE & DEFENSE—0.3%
TransDigm Group, Inc.	2,476	$616,425

AIR FREIGHT & LOGISTICS—1.5%
C.H. Robinson Worldwide, Inc.	3,010	220,513
FedEx Corp.	5,481	1,020,562
United Parcel Service, Inc. - Class B	16,427	1,883,191
		3,124,266
AIRLINES—0.5%
Southwest Airlines Co.	13,080	651,907
United Continental Holdings, Inc. (a)	6,113	445,516
		1,097,423
AUTOMOBILES—0.1%
Harley-Davidson, Inc.	4,305	251,154

BANKS—1.3%
Citizens Financial Group, Inc.	6,231	222,010
Comerica, Inc.	4,494	306,086
JPMorgan Chase & Company	2,354	203,127
KeyCorp	18,927	345,796
PNC Financial Services Group, Inc. (The)	2,433	284,564
U.S. Bancorp	25,805	1,325,603
		2,687,186
BEVERAGES—2.4%
Coca-Cola Co. (The)	53,954	2,236,933
Monster Beverage Corp. (a)	8,550	379,107
PepsiCo, Inc.	22,509	2,355,116
		4,971,156
BIOTECHNOLOGY—3.7%
Alexion Pharmaceuticals, Inc. (a)	4,425	541,399
Amgen, Inc.	9,369	1,369,841
Biogen, Inc. (a)	4,102	1,163,245
Celgene Corp. (a)	15,030	1,739,723
Gilead Sciences, Inc.	27,152	1,944,355
Regeneron Pharmaceuticals, Inc. (a)	1,227	450,419
Vertex Pharmaceuticals, Inc. (a)	4,082	300,721
		7,509,703
CAPITAL MARKETS—0.8%
BlackRock, Inc.	1,574	598,970
Charles Schwab Corp.	25,758	1,016,668
		1,615,638
CHEMICALS—2.0%
Air Products & Chemicals, Inc.	4,111	591,244
Albemarle Corporation	3,093	266,245
E.I. du Pont de Nemours & Co.	7,834	575,015
Ecolab, Inc.	5,322	623,845
International Flavors and Fragrances, Inc.	3,158	372,107
LyondellBasell Industries NV - Class A	2,820	241,900
Praxair, Inc.	8,079	946,778
Sherwin-Williams Co.	1,820	489,107
		4,106,241
COMMERCIAL SERVICES & SUPPLIES—1.2%
Johnson Controls International plc	5,457	224,774
Republic Services, Inc.	14,451	824,430
Waste Management, Inc.	18,252	1,294,249
		2,343,453
COMMUNICATIONS EQUIPMENT—0.1%
Juniper Networks, Inc.	8,505	240,351

CONSTRUCTION MATERIALS—0.4%
Martin Marietta Materials, Inc.	1,776	393,437
Vulcan Materials Co.	3,454	432,268
		825,705
CONSUMER FINANCE—0.6%
American Express Co.	6,566	486,409
Discover Financial Services	10,384	748,583
		1,234,992
DIVERSIFIED FINANCIAL SERVICES—0.9%
CME Group, Inc.	3,995	460,823
Intercontinental Exchange, Inc.	10,235	577,459
Moody's Corp.	3,611	340,409
S&P Global, Inc.	5,128	551,465
		1,930,156
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
AT&T, Inc.	7,872	334,796
Level 3 Communications, Inc. (a)	6,264	353,039
Verizon Communications, Inc.	49,462	2,640,282
		3,328,117
ELECTRIC UTILITIES—0.3%
NextEra Energy, Inc.	5,360	640,306

ELECTRICAL EQUIPMENT—0.9%
Acuity Brands, Inc.	1,128	260,410
Emerson Electric Co.	10,512	586,044
Rockwell Automation, Inc.	7,485	1,005,984
		1,852,438
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
Amphenol Corp. - Class A	7,167	481,622
Corning, Inc.	20,828	505,496
TE Connectivity Ltd.	5,385	373,073
		1,360,191
ENERGY EQUIPMENT & SERVICES—0.8%
Baker Hughes, Inc.	5,892	382,803
Schlumberger Ltd.	16,042	1,346,726
		1,729,529
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—3.9%
American Tower Corp.	10,594	1,119,574
AvalonBay Communities, Inc.	2,316	410,280
Crown Castle International Corp.	9,450	819,977
Digital Realty Trust, Inc.	4,316	424,090
Federal Realty Investment Trust	3,075	436,988
General Growth Properties, Inc.	12,536	313,149
Host Hotels & Resorts, Inc.	16,449	309,899
Iron Mountain, Inc.	8,187	265,914
Prologis, Inc.	13,062	689,543
Public Storage	2,206	493,041
Realty Income Corp.	5,555	319,301
Simon Property Group, Inc.	5,204	924,595
UDR, Inc.	10,721	391,102
Ventas, Inc.	5,177	323,666
Welltower, Inc.	9,882	661,402
		7,902,521

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—98.5, continued
FOOD & STAPLES RETAILING—0.3%
Sysco Corp.	7,878	$436,205
Wal-Mart Stores, Inc.	2,611	180,472
		616,677
FOOD PRODUCTS—0.9%
General Mills, Inc.	13,762	850,079
Hershey Co. (The)	3,303	341,629
Kellogg Co.	8,398	619,017
		1,810,725
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
Abbott Laboratories	10,272	394,548
Baxter International, Inc.	7,430	329,446
Becton, Dickinson and Co.	7,318	1,211,495
Boston Scientific Corp. (a)	28,192	609,793
C.R. Bard, Inc.	2,178	489,309
Danaher Corp.	15,314	1,192,042
Edwards Lifesciences Corp. (a)	4,070	381,359
Intuitive Surgical, Inc. (a)	887	562,509
St. Jude Medical, Inc.	6,717	538,636
Stryker Corp.	6,643	795,898
		6,505,035
HEALTH CARE PROVIDERS & SERVICES—2.8%
Aetna, Inc.	7,870	975,959
AmerisourceBergen Corp.	5,221	408,230
Centene Corp. (a)	2,008	113,472
HCA Holdings, Inc. (a)	5,270	390,085
Humana, Inc.	3,143	641,266
UnitedHealth Group, Inc.	19,462	3,114,699
		5,643,711
HEALTH CARE TECHNOLOGY—0.2%
Cerner Corp. (a)	8,234	390,045

HOTELS, RESTAURANTS & LEISURE—2.3%
Chipotle Mexican Grill, Inc. - Class A (a)	790	298,083
Marriott International, Inc. - Class A	8,558	707,575
McDonald's Corp.	12,500	1,521,500
Starbucks Corp.	31,676	1,758,652
Yum! Brands, Inc.	6,767	428,554
		4,714,364
HOUSEHOLD DURABLES—0.3%
Mohawk Industries, Inc. (a)	2,024	404,152
Newell Brands, Inc.	5,827	260,176
		664,328
HOUSEHOLD PRODUCTS—1.9%
Colgate-Palmolive Co.	13,555	887,039
Kimberly-Clark Corp.	5,005	571,171
Procter & Gamble Co. (The)	28,843	2,425,119
		3,883,329
INDUSTRIAL CONGLOMERATES—1.3%
3M Co.	13,549	2,419,445
Roper Technologies, Inc.	1,811	331,558
		2,751,003
INSURANCE—1.3%
Aflac, Inc.	4,154	289,118
Aon plc	6,821	760,746
Chubb Corp.	2,780	367,294
Marsh & McLennan Cos., Inc.	17,227	1,164,373
		2,581,531
INTERNET & DIRECT MARKETING RETAIL—4.3%
Amazon.com, Inc. (a)	7,761	5,819,741
Expedia, Inc.	2,852	323,074
Netflix, Inc. (a)	8,437	1,044,501
Priceline Group, Inc. (The) (a)	1,030	1,510,042
		8,697,358
INTERNET SOFTWARE & SERVICES—7.5%
Akamai Technologies, Inc. (a)	5,069	338,001
Alphabet, Inc. - Class A (a)	6,379	5,055,039
Alphabet, Inc. - Class C (a)	5,236	4,041,249
Equinix, Inc.	1,753	626,540
Facebook, Inc. - Class A (a)	46,207	5,316,115
		15,376,944
IT SERVICES—6.3%
Accenture plc - Class A	14,553	1,704,593
Automatic Data Processing, Inc.	8,962	921,115
Cognizant Technology Solutions Corp. - Class A (a)	8,415	471,493
Fidelity National Information Services, Inc.	8,241	623,349
Fiserv, Inc. (a)	6,387	678,810
International Business Machines Corp.	10,084	1,673,843
MasterCard, Inc. - Class A	20,125	2,077,906
Paychex, Inc.	12,166	740,666
PayPal Holdings, Inc. (a)	22,112	872,761
Visa, Inc. - Class A	38,164	2,977,555
		12,742,091
LEISURE PRODUCTS—0.2%
Hasbro, Inc.	4,868	378,682

LIFE SCIENCES TOOLS & SERVICES—0.7%
Agilent Technologies, Inc.	5,785	263,565
Illumina, Inc. (a)	1,783	228,295
Thermo Fisher Scientific, Inc.	6,351	896,126
		1,387,986
MACHINERY—1.5%
Deere & Co.	4,488	462,443
Illinois Tool Works, Inc.	8,534	1,045,074
Ingersoll-Rand plc	6,896	517,476
PACCAR, Inc.	4,404	281,415
Parker-Hannifin Corp.	3,091	432,740
Xylem, Inc.	6,063	300,240
		3,039,388
MEDIA—5.2%
CBS Corp. - Class B	10,907	693,903
Charter Communications, Inc. (a)	4,569	1,315,506
Comcast Corp. - Class A	49,901	3,445,664
Discovery Communications, Inc. - Class C (a)	13,725	367,556
Omnicom Group, Inc.	6,116	520,533
Time Warner, Inc.	16,206	1,564,365
Twenty-First Century Fox, Inc. - Class B	22,965	625,796
Walt Disney Co. (The)	19,939	2,078,043
		10,611,366

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—98.5, continued
METALS & MINING—0.3%
Newmont Mining Corp.	12,767	$434,972
Nucor Corp.	4,570	272,006
		706,978
MULTILINE RETAIL—0.1%
Dollar Tree, Inc. (a)	3,886	299,921

MULTI-LINE RETAIL—0.2%
Target Corp.	4,956	357,972

MULTI-UTILITIES—0.2%
CenterPoint Energy, Inc.	13,201	325,273

OIL, GAS & CONSUMABLE FUELS—2.4%
Apache Corp.	6,000	380,820
ConocoPhillips	4,907	246,037
EOG Resources, Inc.	6,985	706,183
EQT Corporation	3,520	230,208
Noble Energy, Inc.	9,075	345,394
Occidental Petroleum Corp.	12,075	860,102
ONEOK, Inc.	5,111	293,423
Pioneer Natural Resources Co.	3,656	658,336
Spectra Energy Corp.	18,344	753,755
Williams Cos., Inc.	13,291	413,882
		4,888,140
PAPER & FOREST PRODUCTS—0.2%
International Paper Co.	6,608	350,620

PHARMACEUTICALS—5.6%
AbbVie, Inc.	36,696	2,297,904
Bristol-Myers Squibb Co.	19,655	1,148,638
Eli Lilly & Co.	12,108	890,543
Johnson & Johnson	35,751	4,118,873
Merck & Co., Inc.	37,284	2,194,909
Zoetis, Inc. - Class A	14,643	783,840
		11,434,707
PROFESSIONAL SERVICES—0.2%
Nielsen Holdings plc	10,461	438,839

ROAD & RAIL—1.0%
CSX Corp.	15,035	540,207
Union Pacific Corp.	13,604	1,410,463
		1,950,670
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
Analog Devices, Inc.	5,586	405,655
Applied Materials, Inc.	24,367	786,323
Broadcom Corp. - Class A	8,089	1,429,893
Intel Corp.	47,177	1,711,110
KLA-Tencor Corp.	4,512	355,004
Lam Research Corp.	3,913	413,722
Linear Technology Corp.	6,498	405,150
Microchip Technology, Inc.	7,002	449,178
NVIDIA Corp.	10,929	1,166,561
QUALCOMM, Inc.	30,537	1,991,012
Skyworks Solutions, Inc.	3,110	232,193
Texas Instruments, Inc.	22,211	1,620,737
Xilinx, Inc.	4,619	278,849
		11,245,387
SOFTWARE—7.7%
Activision Blizzard, Inc.	14,012	505,974
Adobe Systems, Inc. (a)	10,776	1,109,389
Autodesk, Inc. (a)	4,626	342,370
Citrix Systems, Inc. (a)	3,452	308,298
Electronic Arts, Inc. (a)	5,362	422,311
Intuit, Inc.	5,164	591,846
Microsoft Corp.	154,029	9,571,362
Oracle Corp.	35,196	1,353,286
Red Hat, Inc. (a)	3,789	264,094
salesforce.com, Inc. (a)	13,105	897,168
Symantec Corp.	13,164	314,488
		15,680,586
SPECIALTY RETAIL—3.7%
Advance Auto Parts, Inc.	1,310	221,547
AutoZone, Inc. (a)	659	520,472
Home Depot, Inc. (The)	26,011	3,487,555
Lowe's Cos., Inc.	15,097	1,073,699
O'Reilly Automotive, Inc. (a)	2,290	637,559
Ross Stores, Inc.	6,132	402,259
TJX Cos., Inc.	10,035	753,929
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,400	356,916
		7,453,936
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—6.0%
Apple, Inc.	104,727	12,129,481

TEXTILES, APPAREL & LUXURY GOODS—0.6%
NIKE, Inc. - Class B	16,735	850,640
Under Armour, Inc. - Class A (a)	11,753	341,425
		1,192,065
TRADING COMPANIES & DISTRIBUTORS—0.4%
Fastenal Co.	8,072	379,223
W.W. Grainger, Inc.	1,898	440,810
		820,033
WATER UTILITIES—0.2%
American Water Works Co., Inc.	6,943	502,395
TOTAL COMMON STOCKS (COST $139,568,880)		200,938,517

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2016

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (b)	1.000%	06/15/17	$800,000	$800,000
Calvert Social Investment Foundation, Inc. (b)	1.000%	12/15/17	175,000	175,000
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/17/19	800,000	800,000
TOTAL CORPORATE NOTES (Cost $1,775,000)				1,775,000

TOTAL INVESTMENTS (Cost (c) $141,343,880— Unrealized gain/loss $61,369,637)—99.4%				$202,713,517
Other Assets in Excess of Liabilities—0.6%				1,155,147
NET ASSETS—100.0%				$203,868,664

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/17	06/10/16	$800,000	$800,000	0.4%
Calvert Social Investment Foundation, Inc. 1.00%, 12/15/17	12/15/14	175,000	175,000	0.1%
Calvert Social Investment Foundation, Inc. 1.50%, 06/17/16	06/10/16	800,000	800,000	0.4%
		$1,775,000	$1,775,000	0.9%

(c)	Represents cost for financial reporting purposes.

plc — Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Fund

Annual report to shareholders

Portfolio managers’ commentary

The Praxis Small Cap Fund Class I Shares gained 8.93 percent, and Class A Shares (Without Load) advanced 8.18 percent, compared to the Russell 2000’s gain of 21.31 percent in 2016. The benchmark started the year weak, losing 12.9 percent in the first six weeks, before rallying 38 percent to end the year within 3 percent of its all-time high achieved in early December.

The Presidential election was the big news for the year. Most put little odds on Donald Trump winning and if he did, thought the market was headed for a sell-off. The market saw it differently. The Trump victory led to a significant positive shift in both consumer and business confidence. As investors digested the potentially positive impact of Trump’s “America First” campaign promises – lower taxes, reduced regulation and fiscal stimulus – valuations expanded to cycle-high levels.

Despite the election fireworks, the U.S. economy continued on its slow, but modest, growth path. The Index of Leading Indicators remained positive, but hasn’t yet reflected the improved outlook. The consumer continues to be in good shape. Sentiment has improved post-election and the positive impact of more jobs and higher wages continue to flow into the economy. In addition, the industrial economy continues to improve. The Federal Reserve continues to talk about gradually raising the federal funds rate and took action during the fourth quarter. They also indicated their desire to raise the funds rate several more times in 2017. While the Fed desires faster growth and higher inflation, the unemployment rate is below 5 percent and we are starting to see some increases in inflation, especially labor costs. Both are historically consistent with tighter monetary conditions.

Our steady growth forecast remains intact but our positive outlook is not without risks. Current areas of focus include an unexpected policy mistake from President Trump, global growth (specifically China) and the strong U.S. dollar. Overall, we expect to see modest revenue growth, while profits should trend higher as easier comparisons (especially in the energy sector) should more than offset higher labor costs. A lower corporate tax rate would materially improve earnings per share. Companies continue to buy back stock, increase their dividends and remain active in mergers and acquisitions, all of which support the market. We continue to be positive on the markets although we wouldn’t be surprised if we experienced higher than normal market volatility, given the current stretched valuations.

For 2016, financials and materials were by far the best performing sectors, with all but one (healthcare) posting positive gains for the year. After lagging behind growth stocks over the past several years, value stocks significantly outperformed in 2016 (25.2 percent versus 9.7 percent), which led to the smallest, slowest-growing, highest-yielding, and cheapest-valued companies performing the best.

The Fund’s performance, while positive, significantly lagged the benchmark in 2016. Both our stock selection and sector allocation decisions detracted from our results relative to the benchmark. Our biggest challenge was that our strategy was out of favor. The factors we believe are important in building long-term wealth – higher quality, competitively advantaged companies with viable strategies to increase the value of their businesses via successful reinvestment of cash flow – have not been the characteristics outperforming the benchmark. We had a more cautiously positioned portfolio, and our growth bias and focus on larger companies worked against us.

The Fund benefitted from six of our portfolio investments being acquired and seven of our investments “graduated” out of the Fund (market cap exceeded $6 billion) this year. While not in favor during 2016, we remain confident in our higher quality investment strategy and believe it remains prudent during this period of higher valuations and potentially increased market volatility.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well positioned going forward.

Steven R. Purvis, CFA®
Praxis Small Cap Fund Manager
Luther King Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Fund

Performance Review

Growth of $10,000 investment from 5/1/07 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 5/1/07 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Small Cap Fund
Class A *	5/1/07	2.54%	-2.08%	6.66%	3.93%	1.26%	1.13%
Class A (Without Load)	5/1/07	8.18%	-0.32%	7.82%	4.50%
Class I	5/1/07	8.93%	0.31%	8.53%	5.03%	0.51%	0.51%
Russell 2000 Index[1]		21.31%	6.74%	14.46%	6.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016. Contractual fee waivers are in effect from May 1, 2016 through April 30, 2017 for Class A.

[1]

The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—91.0%
AEROSPACE & DEFENSE—1.3%
Hexcel Corp.	11,800	$606,992

BANKS—11.3%
BancorpSouth, Inc.	33,458	1,038,871
Bank of the Ozarks, Inc.	9,855	518,274
Capital Bank Financial Corp. - Class A	16,685	654,886
Hanmi Financial Corp.	24,300	848,070
Home Bancshares, Inc.	43,830	1,217,159
Pinnacle Financial Partners, Inc.	16,295	1,129,244
		5,406,504
BUILDING PRODUCTS—1.9%
American Woodmark Corp. (a)	8,725	656,556
PGT, Inc. (a)	23,970	274,457
		931,013
CAPITAL MARKETS—2.2%
BGC Partners, Inc. - Class A	61,175	625,820
NorthStar Asset Management Group, Inc.	27,905	416,343
		1,042,163
COMMERCIAL SERVICES & SUPPLIES—3.4%
Healthcare Services Group, Inc.	18,740	734,046
Team, Inc. (a)	22,820	895,685
		1,629,731
COMMUNICATIONS EQUIPMENT—1.0%
Infinera Corp. (a)	54,180	459,988

CONSTRUCTION & ENGINEERING—3.5%
EMCOR Group, Inc.	14,630	1,035,219
MasTec, Inc. (a)	17,265	660,386
		1,695,605
CONSTRUCTION MATERIALS—0.3%
Summit Materials, Inc. - Class A (a)	6,105	145,238

DISTRIBUTORS—2.3%
Pool Corp.	10,615	1,107,569

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)—5.7%
First Industrial Realty Trust, Inc.	28,670	804,193
Life Storage, Inc.	4,680	399,017
Outfront Media, Inc.	25,940	645,128
STAG Industrial, Inc.	36,185	863,736
		2,712,074
FOOD & STAPLES RETAILING—0.5%
Sprouts Farmers Market, Inc. (a)	13,490	255,231

FOOD PRODUCTS—3.6%
Post Holdings, Inc. (a)	8,625	693,364
Snyder's-Lance, Inc.	19,715	755,873
TreeHouse Foods, Inc. (a)	3,715	268,186
		1,717,423
HEALTH CARE EQUIPMENT & SUPPLIES—4.6%
Cantel Medical Corp.	11,565	910,744
Cynosure, Inc. - Class A (a)	8,805	401,508
Neogen Corp. (a)	13,285	876,810
		2,189,062
HEALTH CARE PROVIDERS & SERVICES—2.8%
Aceto Corp.	21,815	479,276
HealthEquity, Inc. (a)	21,010	851,325
		1,330,601
HEALTH CARE TECHNOLOGY—1.7%
Omnicell, Inc. (a)	24,160	819,024

INTERNET & DIRECT MARKETING RETAIL—2.0%
Nutrisystem, Inc.	27,700	959,805

INTERNET SOFTWARE & SERVICES—3.1%
Criteo SA - ADR (a)	1,890	77,641
Envestnet, Inc. (a)	22,340	787,485
SPS Commerce, Inc. (a)	8,880	620,623
		1,485,749
IT SERVICES—3.6%
Acxiom Corp. (a)	32,625	874,350
Euronet Worldwide, Inc. (a)	11,690	846,707
		1,721,057
LIFE SCIENCES TOOLS & SERVICES—4.8%
Cambrex Corp. (a)	7,335	395,723
Charles River Laboratories International, Inc. (a)	10,175	775,233
PRA Health Sciences, Inc. (a)	16,325	899,834
VWR Corp. (a)	9,309	233,005
		2,303,795
MACHINERY—3.6%
John Bean Technologies Corp.	10,055	864,227
Kennametal, Inc.	20,350	636,141
Toro Co. (The)	4,510	252,335
		1,752,703
MARINE—1.6%
Kirby Corp. (a)	11,715	779,047

METALS & MINING—1.2%
Ferroglobe plc	51,590	558,720

MULTILINE RETAIL—1.8%
Ollie's Bargain Outlet Holdings, Inc. (a)	31,275	889,774

PHARMACEUTICALS—1.0%
Akorn, Inc. (a)	21,897	478,011

PROFESSIONAL SERVICES—1.9%
FTI Consulting, Inc. (a)	19,705	888,301

ROAD & RAIL—1.8%
Genesee & Wyoming, Inc. - Class A (a)	12,175	845,067

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
Lattice Semiconductor Corp. (a)	89,645	659,787
Rambus, Inc. (a)	39,335	541,643
		1,201,430
SOFTWARE—8.2%
ACI Worldwide, Inc. (a)	30,285	549,673
Callidus Software, Inc. (a)	28,005	470,484
Fair Isaac Corp.	4,360	519,799
Manhattan Associates, Inc. (a)	12,315	653,064
Proofpoint, Inc. (a)	7,435	525,283

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Fund
December 31, 2016

	SHARES	FAIR VALUE
COMMON STOCKS—91.0%, continued
SOFTWARE—8.2%, continued
Take-Two Interactive Software, Inc. (a)	24,650	$1,214,999
		3,933,302
TEXTILES, APPAREL & LUXURY GOODS—2.6%
Columbia Sportswear Co.	13,450	784,135
Oxford Industries, Inc.	7,885	474,125
		1,258,260
THRIFTS & MORTGAGE FINANCE—2.4%
Banc of California, Inc.	67,350	1,168,522

TRADING COMPANIES & DISTRIBUTORS—2.8%
MSC Industrial Direct Co., Inc. - Class A	7,500	692,925
Watsco, Inc.	4,260	630,991
		1,323,916
TOTAL COMMON STOCKS (COST $32,889,952)		43,595,677

	COUPON	MATURITY	PRINCIPAL AMOUNT	FAIR VALUE
CORPORATE NOTES—0.9%
COMMUNITY DEVELOPMENT—0.9%
Calvert Social Investment Foundation, Inc. (Cost $440,000) (b)	1.000%	06/15/17	$440,000	$440,000

TOTAL INVESTMENTS (Cost (c) $33,329,952— Unrealized gain/loss $10,705,725)—91.9%				$44,035,677
Other Assets in Excess of Liabilities—8.1%				3,874,188
NET ASSETS—100.0%				$47,909,865

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.00%, 06/15/17	06/10/16	$440,000	$440,000	0.9%

(c)	Represents cost for financial reporting purposes.

ADR — American Depositary Receipt

plc — Public Liability Company

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual report to shareholders

Portfolio managers’ commentary

In 2016, most asset classes did quite well, and domestic stocks were especially strong in the fourth quarter. The U.S. economy started slowly in 2016, as gross domestic product growth was quite weak, but economic growth was stronger in the second half of the year. After a very poor 2015, commodities and emerging market stocks bounced back with the Bloomberg Commodity Index up 11.7 percent and the MSCI Emerging Market Index up 11.2 percent. The Standard and Poor’s 500 Index (“S&P 500”) was up 12.0 percent while the Barclays Aggregate returned 2.7 percent. The S&P 500 energy and telecommunications stock sectors were very strong. Energy was up 27.4 percent while telecommunications increased 23.5 percent. The only S&P 500 sector with a loss was health care, which was down 2.7 percent.

As is normally the case, the U.S. equity market cap size and style mattered. The Russell 2000 Index increased 21.3 percent and the S&P Midcap 400 Index was up 20.7 percent, which are both about 10 percent higher than the large cap S&P 500. Style also mattered a great deal as the S&P 500 Value Index rose 17.4 percent, while the S&P 500 Growth Index increased 6.9 percent.

Overseas results were mixed with emerging market doing much better than developed markets. The MSCI Emerging Market Index was up 11.2 percent versus the developed market MSCI EAFE Index up only 1.3 percent. In general, currency hurt returns as the U.S. dollar strengthened against most other major currencies.

Bond returns were positive. Generally, interest rates were pretty similar at the start of the year versus the end of the year, but rates were very volatile throughout the year. At the start of 2016, the 10-year Treasury note yield started at 2.27 percent and it ended at 2.45 percent. In July 2016, the yield reached its lowest at 1.36 percent. By the middle of the year, U.S. interest rates were among a shrinking group of developed countries that still had positive yields. Around the middle of the year, there was about $12 trillion of debt with negative yields across the world. Negative yields on debt would have been viewed as almost impossible a decade ago, but the Swiss 5-year government bond got as low as -1.11 percent on July 11, 2016.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking, but in 2015, the S&P Target Risk multi-asset class indexes were chosen as the best index representative. While these indexes are not completely reflective of how the Genesis portfolios are allocated, they are far superior to our previous methodology of choosing one broad bond or stock index, even though the portfolios include both bonds and stocks.

The Genesis Conservative Portfolio’s Class A Shares (Without Load) returned 4.23 percent, which underperformed the S&P Target Risk Conservative Index return of 5.09 percent and outperformed the Barclays Aggregate, which had a return of 2.65 percent.

The Genesis Balanced Portfolio’s Class A Shares (Without Load) return was 6.58 percent, which underperformed both the S&P Target Risk Growth Index’s return of 6.67 percent and the Russell 3000 benchmark return of 12.74 percent.

The Genesis Growth Portfolio’s Class A Shares (Without Load) return was 7.82 percent, which outperformed the S&P Target Risk Aggressive Index’s return of 7.66 percent and underperformed the Russell 3000 benchmark return of 12.74 percent.

The allocation to fixed income was the largest detractor on an absolute basis for each fund because of its poor performance. The biggest contributor was U.S. value stock, which performed extremely well in 2016.

The underlying investments in the Genesis Portfolios are the other Praxis Mutual Funds, including four equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying Funds, relying on the premise that the higher-risk equity funds are expected to generate higher long-term returns than lower-risk fixed income investments. This worked in 2016 as riskier assets were better performers relative to fixed income.

Each of the Portfolios benefited from the relative to index outperformance of the Praxis Growth Index Fund and the Praxis International Index Fund. The Praxis Impact Bond Fund and the Praxis Value Index Fund slightly underperformed their benchmarks and the Praxis Small Cap Fund underperformed its benchmark by a substantial margin. Effective January 1, 2017, the Praxis Small Cap Fund underwent a strategy change from an actively managed small cap fund to a passively managed small cap index fund. The Fund is no longer being sub-advised by Luther King Capital Management. This change in fund strategy to passive management now matches the other equity funds in the Praxis lineup.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

Delmar King
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio managers as of Dec. 31, 2016, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	-1.27%	1.15%	3.40%	3.99%	1.15%	1.12%
Class A (Without Load)	12/31/09	4.23%	2.99%	4.52%	4.79%
Bloomberg Barclays U.S. Aggregate Bond Index[1]		2.65%	3.03%	2.23%	3.62%
Conservative Composite Benchmark[2]		5.21%	4.06%	5.37%	5.90%
S&P Target Risk Conservative Index[3]		5.09%	2.63%	4.22%	4.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016. Contractual fee waivers are in effect from May 1, 2016 through April 30, 2017 for Class A.

[1]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays Capital Government/Credit Index and the Bloomberg Barclays Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

[2]

The Conservative Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio's model allocation and consists of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI ACWI ex-USA Index (7.50%), the S&P 500 Index (20%) and the Russell 2000 Index (2.50%).

[3]

S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio
December 31, 2016

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.0%
DEBT FUND—70.2%
Praxis Impact Bond Fund - Class I (a)	1,479,976	$15,169,753

EQUITY FUND—29.8%
Praxis Growth Index Fund - Class I (a)	112,764	2,134,626
Praxis International Index Fund - Class I (a)	169,545	1,612,374
Praxis Small Cap Fund - Class I (a)	52,318	541,494
Praxis Value Index Fund - Class I (a)	170,858	2,145,972
		6,434,466

TOTAL MUTUAL FUNDS (Cost (b) $20,049,220—Unrealized gain/loss $1,554,999)—100.0%		$21,604,219
Liabilities in Excess of Other Assets—(0.0%) (c)		(8,325)
NET ASSETS—100.0%		$21,595,894

(a)	Affiliated Fund.
(b)	Represents cost for financial reporting purposes.
(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	1.00%	1.48%	5.81%	5.63%	1.10%	1.10%
Class A (Without Load)	12/31/09	6.58%	3.31%	6.96%	6.44%
Russell 3000 Index[1]		12.74%	8.43%	14.67%	12.92%
Balanced Composite Benchmark[2]		8.18%	4.91%	8.49%	8.06%
S&P Target Risk Growth Index[3]		6.67%	3.95%	7.75%	7.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016. Contractual fee waivers are in effect from May 1, 2016 through April 30, 2017 for Class A.

[1]	The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

[2]

The Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio's model allocation and consists of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI ACWI ex-USA Index (15%), the S&P 500 Index (35%) and the Russell 2000 Index (10%).

[3]

S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange trade funds.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio
December 31, 2016

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.0%
DEBT FUND—40.2%
Praxis Impact Bond Fund - Class I (a)	2,496,007	$25,584,075

EQUITY FUND—59.8%
Praxis Growth Index Fund - Class I (a)	582,394	11,024,719
Praxis International Index Fund - Class I (a)	1,001,034	9,519,836
Praxis Small Cap Fund - Class I (a)	617,010	6,386,048
Praxis Value Index Fund - Class I (a)	882,194	11,080,357
		38,010,961

TOTAL MUTUAL FUNDS (Cost (b) $54,313,654—Unrealized gain/loss $9,281,381)—100.0%		$63,595,035
Liabilities in Excess of Other Assets—(0.0%) (c)		(29,905)
NET ASSETS—100.0%		$63,565,130

(a)	Affiliated Fund.
(b)	Represents cost for financial reporting purposes.
(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review

Growth of $10,000 investment from 12/31/09 to 12/31/16

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/16, and includes the reinvestment of dividends and capital gains.

			Annualized
	Inception Date	One Year Ended	Three Years Ended	Five Years Ended	Since Inception	Expense Ratio** Gross / Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	2.14%	1.53%	7.27%	6.59%	1.21%	1.21%
Class A (Without Load)	12/31/09	7.82%	3.38%	8.43%	7.41%
Russell 3000 Index[1]		12.74%	8.43%	14.67%	12.92%
Growth Composite Benchmark[2]		10.10%	5.40%	10.53%	9.40%
S&P Target Risk Aggressive Index[3]		7.66%	4.26%	9.85%	9.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The total return figures shown reflect the maximum sales charge applicable to Class A Shares. Class A Shares have a maximum sales charge on purchases of 5.25%.

**	Reflects the expense ratios as reported in the Prospectus dated April 30, 2016. Contractual fee waivers are in effect from May 1, 2016 through April 30, 2017 for Class A.

[1]	The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

[2]

The Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio's model allocation and consists of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI ACWI ex-USA Index (20%), the S&P 500 Index (45%) and the Russell 2000 Index (15%)

[3]

S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange traded funds.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio
December 31, 2016

	SHARES	FAIR VALUE
MUTUAL FUNDS—100.0%
DEBT FUND—20.1%
Praxis Impact Bond Fund - Class I (a)	1,060,770	$10,872,897

EQUITY FUND—79.9%
Praxis Growth Index Fund - Class I (a)	636,438	12,047,766
Praxis International Index Fund - Class I (a)	1,134,494	10,789,040
Praxis Small Cap Fund - Class I (a)	785,616	8,131,124
Praxis Value Index Fund - Class I (a)	963,972	12,107,486
		43,075,416

TOTAL MUTUAL FUNDS (Cost (b) $43,708,825—Unrealized gain/loss $10,239,488)—100.0%		$53,948,313
Liabilities in Excess of Other Assets—(0.0%) (c)		(22,401)
NET ASSETS—100.0%		$53,925,912

(a)	Affiliated Fund.
(b)	Represents cost for financial reporting purposes.
(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2016

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund
Assets
Total investments in unaffiliated securities, at cost	$448,272,098	$172,801,421	$128,407,412	$141,343,880	$33,329,952
Investments in unaffiliated securities, at fair value	$451,871,086	$190,220,219	$158,606,050	$202,713,517	$44,035,677
Cash	9,966,574	2,358,933	1,519,407	895,957	3,851,528
Receivable for investments sold	252,158	—	—	—	—
Receivable for capital shares sold	1,655,134	3,504,370	2,285,458	2,085,595	23,894
Receivable for dividends and interest	3,730,349	341,524	274,433	193,983	34,028
Receivable for tax reclaims	—	132,608	—	13,795	—
Prepaid expenses	86,920	33,549	29,225	39,665	16,985
Total Assets	467,562,221	196,591,203	162,714,573	205,942,512	47,962,112

Liabilities
Distributions payable	1,019,371	3,584,912	3,531,406	1,906,109	—
Payable for capital shares redeemed	1,368,489	386,504	247,647	68,300	8,052
Accrued expenses and other payables:
Investment advisory fees	156,771	97,312	41,323	51,596	34,825
Administration fees	38,860	13,320	12,270	20,780	5,140
Distribution fees	18,128	3,777	4,611	14,232	1,226
Other	51,792	30,293	11,076	12,831	3,004
Total Liabilities	2,653,411	4,116,118	3,848,333	2,073,848	52,247

Net Assets	$464,908,810	$192,475,085	$158,866,240	$203,868,664	$47,909,865

Components of Net Assets
Paid-in capital	$461,822,672	$189,286,310	$122,644,398	$135,587,455	$37,205,633
Accumulated (distributions in excess of) net investment income	8,856	(215,688)	—	268,352	—
Accumulated net realized gains (losses) on investments and foreign currency transactions	(521,706)	(14,008,495)	6,023,204	6,643,220	(1,493)
Net unrealized appreciation on investments and foreign currency translations	3,598,988	17,412,958	30,198,638	61,369,637	10,705,725
Net Assets	$464,908,810	$192,475,085	$158,866,240	$203,868,664	$47,909,865

Pricing of Class A Shares
Net assets attributable to Class A shares	$83,211,478	$18,877,257	$21,675,661	$67,006,857	$5,771,132
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,078,246	1,994,085	1,714,547	3,561,298	596,618
Net asset value, offering price and redemption price per share	$10.30	$9.47	$12.64	$18.82	$9.67
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.70	$9.99	$13.34	$19.86	$10.21

Pricing of Class I Shares
Net assets attributable to Class I shares	$381,697,332	$173,597,828	$137,190,579	$136,861,807	$42,138,733
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	37,225,261	18,250,635	10,921,650	7,231,198	4,071,279
Net asset value and redemption price per share	$10.25	$9.51	$12.56	$18.93	$10.35

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2016

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Total investments in affiliated securities, at cost	$20,049,220	$54,313,654	$43,708,825
Investments in affiliated securities, at fair value	21,604,219	63,595,035	53,948,313
Cash	206	318	334
Receivable for investments sold	1,883	36,084	10,610
Receivable for capital shares sold	120,832	587,559	561,256
Receivable for dividends and interest	136,140	606,781	631,538
Prepaid expenses	4,514	5,592	7,186
Total Assets	21,867,794	64,831,369	55,159,237

Liabilities
Distributions payable	122,315	583,775	560,244
Payable for capital shares redeemed	400	44,750	11,516
Payable for investments purchased	136,140	606,781	631,537
Accrued expenses and other payables:
Investment advisory fees	3,430	2,701	2,298
Administration fees	3,654	10,835	11,715
Distribution fees	4,569	13,507	11,488
Other	1,392	3,890	4,527
Total Liabilities	271,900	1,266,239	1,233,325

Net Assets	$21,595,894	$63,565,130	$53,925,912

Components of Net Assets
Paid-in capital	$20,129,351	$54,320,632	$43,653,669
Accumulated (distributions in excess of) net investment income	—	—	—
Accumulated net realized gains (losses) on investments	(88,456)	(36,883)	32,755
Net unrealized appreciation on investments	1,554,999	9,281,381	10,239,488
Net Assets	$21,595,894	$63,565,130	$53,925,912

Pricing of Class A Shares
Net assets attributable to Class A shares	$21,595,894	$63,565,130	$53,925,912
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,930,943	5,066,912	4,002,844
Net asset value, offering price and redemption price per share	$11.18	$12.55	$13.47
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.80	$13.25	$14.22

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2016

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Fund
Investment income
Dividends	$207,867	$5,464,514	$3,803,401	$2,981,389	$242,649
Foreign tax withholding	(3,108)	(511,725)	(1,355)	—	(2,055)
Interest	13,250,679	49,026	72,429	305,192	124,270
Total Investment Income	13,455,438	5,001,815	3,874,475	3,286,581	364,864

Expenses
Investment advisory fees	1,837,304	1,075,170	432,630	577,736	401,985
Administration fees	235,527	92,962	75,161	99,799	24,446
Distribution fees - Class A	218,440	44,937	47,509	168,005	17,211
Transfer agent fees - Class A	129,216	36,702	30,535	86,987	20,203
Transfer agent fees - Class I	17,915	6,691	6,553	6,889	4,001
Registration fees - Class A	11,128	7,097	9,085	10,346	8,106
Registration fees - Class I	4,253	1,806	1,392	2,688	1,284
Shareholder report printing fees - Class A	40,271	9,858	9,511	25,463	7,921
Shareholder report printing fees - Class I	5,635	1,868	1,114	1,539	655
Professional fees	134,727	64,079	49,911	63,609	16,568
Custodian fees	35,860	34,253	16,471	19,429	9,123
Trustee fees and expenses	59,545	22,886	18,150	24,941	5,603
Other expenses	156,568	87,087	31,326	38,373	7,021
Total Expenses	2,886,389	1,485,396	729,348	1,125,804	524,127
Expenses reduced by Investment Adviser	(48,214)	—	—	—	(6,061)
Net Expenses	2,838,175	1,485,396	729,348	1,125,804	518,066

Net Investment Income (Loss)	10,617,263	3,516,419	3,145,127	2,160,777	(153,202)

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	627,949	(5,696,909)	7,556,162	10,288,360	2,619,380
Net realized losses on foreign currency transactions	—	(39,632)	—	—	—
Change in unrealized appreciation (depreciation) of investments	(584,097)	12,437,244	12,834,166	1,550,024	1,724,520
Change in unrealized appreciation (depreciation) of foreign currency translations	—	(5,934)	—	1,022	—
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	43,852	6,694,769	20,390,328	11,839,406	4,343,900
Net Change in Net Assets from Operations	$10,661,115	$10,211,188	$23,535,455	$14,000,183	$4,190,698

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2016

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$486,456	$1,197,435	$876,178

Expenses
Investment advisory fees	10,454	30,949	27,729
Administration fees	5,369	15,931	13,273
Distribution fees - Class A	52,272	154,747	128,645
Transfer agent fees	27,434	82,353	95,348
Registration fees	2,875	7,358	5,614
Shareholder report printing fees	8,003	23,681	27,706
Professional fees	10,105	16,106	14,579
Custodian fees	772	780	764
Trustee fees and expenses	555	1,672	1,369
Other expenses	3,109	5,706	658
Total Expenses	120,948	339,283	315,685
Expenses recouped by Investment Adviser	6,636	—	—
Net Expenses	127,584	339,283	315,685

Net Investment Income	358,872	858,152	560,493

Realized and Unrealized Gains (Losses) on Investments and Investments in Affiliates
Net realized losses on investments in affiliates	(10,150)	(164,281)	(223,922)
Distribution of realized gains received from affiliates	56,044	429,255	513,581
Change in unrealized appreciation (depreciation) of investments in affiliates	466,687	2,832,421	3,141,548
Net Realized and Unrealized Gains on Investments and Investments in Affiliates	512,581	3,097,395	3,431,207
Net Change in Net Assets from Operations	$871,453	$3,955,547	$3,991,700

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
From Operations
Net investment income	$10,617,263	$10,538,764	$3,516,419	$3,385,958
Net realized gains (losses) from investments	627,949	1,781,238	(5,736,541)	(2,724,552)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(584,097)	(9,983,446)	12,431,310	(9,615,751)
Net Change in Net Assets from Operations	10,661,115	2,336,556	10,211,188	(8,954,345)

Distributions to Shareholders
From net investment income
Class A	(1,936,638)	(1,815,811)	(267,004)	(255,773)
Class I	(9,821,417)	(9,735,335)	(3,317,908)	(3,096,088)
From net realized gains
Class A	(66,864)	(40,363)	—	—
Class I	(309,759)	(178,884)	—	—
Change in Net Assets from Distributions to Shareholders	(12,134,678)	(11,770,393)	(3,584,912)	(3,351,861)

Change in Net Assets from Capital Transactions	32,429,421	37,694,158	15,118,614	10,592,868
Change in Net Assets	30,955,858	28,260,321	21,744,890	(1,713,338)

Net Assets
Beginning of year	433,952,952	405,692,631	170,730,195	172,443,533
End of year	$464,908,810	$433,952,952	$192,475,085	$170,730,195

Accumulated (Distributions in Excess of) Net Investment Income	$8,856	$—	$(215,688)	$(214,204)

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
From Operations
Net investment income (loss)	$3,145,127	$2,696,512	$2,160,777	$2,288,471	$(153,202)	$(94,859)
Net realized gains on investments in affiliates	—	—	—	—	—	1
Net realized gains (losses) from security transactions	7,556,162	2,072,935	10,288,360	5,579,954	2,619,380	5,122,570
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,834,166	(13,080,314)	1,551,046	(842,306)	1,724,520	(6,323,699)
Net Change in Net Assets from Operations	23,535,455	(8,310,867)	14,000,183	7,026,119	4,190,698	(1,295,987)

Distributions to Shareholders
From net investment income
Class A	(394,778)	(431,824)	(439,271)	(763,479)	—	—
Class I	(3,136,628)	(3,438,261)	(1,466,838)	(1,867,184)	—	—
From net realized gains
Class A	(163,656)	(425,723)	—	—	(313,627)	(1,034,253)
Class I	(1,048,199)	(2,805,885)	—	—	(2,140,464)	(5,325,978)
Change in Net Assets from Distributions to Shareholders	(4,743,261)	(7,101,693)	(1,906,109)	(2,630,663)	(2,454,091)	(6,360,231)

Change in Net Assets from Capital Transactions	8,693,909	20,592,527	4,774,596	8,152,275	(989,791)	(6,627,874)
Change in Net Assets	27,486,103	5,179,967	16,868,670	12,547,731	746,816	(14,284,092)

Net Assets
Beginning of year	131,380,137	126,200,170	186,999,994	174,452,263	47,163,049	61,447,141
End of year	$158,866,240	$131,380,137	$203,868,664	$186,999,994	$47,909,865	$47,163,049

Accumulated (Distributions in Excess of) Net Investment Income	$—	$—	$268,352	$—	$—	$—

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
From Operations
Net investment income	$358,872	$385,657	$858,152	$991,280	$560,493	$675,175
Net realized losses on investments in affiliates	(10,150)	(24,903)	(164,281)	(92,806)	(223,922)	(28,590)
Distribution of realized gains received from affiliates	56,044	120,155	429,255	1,057,300	513,581	1,268,444
Net change in unrealized appreciation (depreciation) on investments in affiliates	466,687	(649,450)	2,832,421	(3,044,054)	3,141,548	(3,208,536)
Net Change in Net Assets from Operations	871,453	(168,541)	3,955,547	(1,088,280)	3,991,700	(1,293,507)

Distributions to Shareholders
From net investment income
Class A	(359,249)	(392,724)	(858,833)	(1,035,512)	(561,401)	(717,504)
From net realized gains
Class A	(116,382)	(102,074)	(1,007,884)	(932,645)	(1,276,437)	(1,223,796)
Change in Net Assets from Distributions to Shareholders	(475,631)	(494,798)	(1,866,717)	(1,968,157)	(1,837,838)	(1,941,300)

Change in Net Assets from Capital Transactions	1,481,723	1,254,097	1,734,670	5,187,292	1,890,668	3,446,444
Change in Net Assets	1,877,545	590,758	3,823,500	2,130,855	4,044,530	211,637

Net Assets
Beginning of year	19,718,349	19,127,591	59,741,630	57,610,775	49,881,382	49,669,745
End of year	$21,595,894	$19,718,349	$63,565,130	$59,741,630	$53,925,912	$49,881,382

Accumulated (Distributions in Excess of) Net Investment Income	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$10.32	$10.54	$10.27	$10.73	$10.63
Net investment income	0.20 (a)	0.23 (a)	0.24 (a)	0.25 (a)	0.27
Net realized and unrealized gains (losses) on investments	0.02	(0.19)	0.29	(0.42)	0.22
Total from investment operations	0.22	0.04	0.53	(0.17)	0.49
Less distributions:
Dividends from investment income	(0.23)	(0.25)	(0.26)	(0.28)	(0.30)
Distributions from net realized gains	(0.01)	(0.01)	—	(0.01)	(0.09)
Total distributions	(0.24)	(0.26)	(0.26)	(0.29)	(0.39)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.30	$10.32	$10.54	$10.27	$10.73
Total return (excludes sales charge)	2.13%	0.33%	5.21%	(1.65%)	4.64%
Net assets at end of year (in 000s)	$83,211	$79,999	$74,950	$69,784	$83,494
Ratio of net expenses to average net assets	0.94%	0.93%	0.93%	0.94%	0.96%
Ratio of net investment income to average net assets	1.87%	2.16%	2.32%	2.34%	2.49%
Ratio of gross expenses to average net assets*	0.99%	0.98%	0.94%	0.99%	1.05%
Portfolio turnover rate	16.05%	22.67%	16.48%	23.68%	35.75%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$10.27	$10.50	$10.22	$10.69	$10.60
Net investment income	0.26 (a)	0.27 (a)	0.28 (a)	0.29 (a)	0.31
Net realized and unrealized gains (losses) on investments	0.00 (b)	(0.20)	0.30	(0.43)	0.21
Total from investment operations	0.26	0.07	0.58	(0.14)	0.52
Less distributions:
Dividends from investment income	(0.27)	(0.29)	(0.30)	(0.32)	(0.34)
Distributions from net realized gains	(0.01)	(0.01)	—	(0.01)	(0.09)
Total distributions	(0.28)	(0.30)	(0.30)	(0.33)	(0.43)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.25	$10.27	$10.50	$10.22	$10.69
Total return (excludes sales charge)	2.55%	0.72%	5.66%	(1.26%)	4.98%
Net assets at end of year (in 000s)	$381,697	$353,954	$330,742	$292,594	$268,864
Ratio of expenses to average net assets	0.54%	0.54%	0.53%	0.54%	0.56%
Ratio of net investment income to average net assets	2.41%	2.55%	2.73%	2.73%	2.89%
Portfolio turnover rate	16.05%	22.67%	16.48%	23.68%	35.75%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$9.15	$9.85	$10.64	$9.47	$8.25
Net investment income	0.13 (a)	0.14 (a)	0.20 (a)	0.14 (a)	0.17
Net realized and unrealized gains (losses) on investments	0.32	(0.71)	(0.81)	1.17	1.17
Total from investment operations	0.45	(0.57)	(0.61)	1.31	1.34
Less distributions:
Dividends from investment income	(0.13)	(0.13)	(0.18)	(0.14)	(0.12)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.47	$9.15	$9.85	$10.64	$9.47
Total return (excludes sales charge)	4.97%	(5.76%)	(5.70%)	13.86%	16.24%
Net assets at end of year (in 000s)	$18,877	$17,631	$18,370	$19,892	$18,181
Ratio of net expenses to average net assets	1.32%	1.33%	1.28%	1.43%	1.73%
Ratio of net investment income to average net assets	1.45%	1.45%	1.88%	1.36%	1.58%
Portfolio turnover rate	10.26%	4.48%	5.73%	11.36%	5.18%

Praxis International Index Fund - Class I

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$9.19	$9.89	$10.70	$9.51	$8.27
Net investment income	0.19 (a)	0.20 (a)	0.25 (a)	0.20 (a)	0.18
Net realized and unrealized gains (losses) on investments	0.31	(0.71)	(0.82)	1.20	1.24
Total from investment operations	0.50	(0.51)	(0.57)	1.40	1.42
Less distributions:
Dividends from investment income	(0.18)	(0.19)	(0.24)	(0.21)	(0.18)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.51	$9.19	$9.89	$10.70	$9.51
Total return (excludes sales charge)	5.48%	(5.19%)	(5.36%)	14.68%	17.26%
Net assets at end of year (in 000s)	$173,598	$153,099	$154,074	$150,369	$118,838
Ratio of expenses to average net assets	0.77%	0.78%	0.78%	0.80%	0.84%
Ratio of net investment income to average net assets	2.01%	1.97%	2.35%	1.96%	2.29%
Portfolio turnover rate	10.26%	4.48%	5.73%	11.36%	5.18%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$11.17	$12.54	$11.21	$8.71	$7.57
Net investment income	0.19 (a)	0.20 (a)	0.18 (a)	0.14 (a)	0.28
Net realized and unrealized gains (losses) on investments	1.61	(1.00)	1.23	2.60	0.93
Total from investment operations	1.80	(0.80)	1.41	2.74	1.21
Less distributions:
Dividends from investment income	(0.23)	(0.28)	(0.08)	(0.24)	(0.07)
Distributions from net realized gains	(0.10)	(0.29)	—	—	—
Total distributions	(0.33)	(0.57)	(0.08)	(0.24)	(0.07)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.64	$11.17	$12.54	$11.21	$8.71
Total return (excludes sales charge)	16.13%	(6.41%)	12.57%	31.33%	16.12%
Net assets at end of year (in 000s)	$21,676	$17,453	$17,356	$16,275	$13,591
Ratio of expenses to average net assets	0.94%	0.94%	0.87%	1.03%	1.21%
Ratio of net investment income to average net assets	1.68%	1.62%	1.53%	1.40%	1.48%
Portfolio turnover rate	48.26%	21.38%	20.53%	30.38%	69.58%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$11.09	$12.46	$11.14	$8.65	$7.52
Net investment income	0.26 (a)	0.26 (a)	0.23 (a)	0.20 (a)	0.09
Net realized and unrealized gains (losses) on investments	1.60	(1.00)	1.22	2.59	1.18
Total from investment operations	1.86	(0.74)	1.45	2.79	1.27
Less distributions:
Dividends from investment income	(0.29)	(0.34)	(0.13)	(0.30)	(0.14)
Distributions from net realized gains	(0.10)	(0.29)	—	—	—
Total distributions	(0.39)	(0.63)	(0.13)	(0.30)	(0.14)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	—	—
Net asset value at end of year	$12.56	$11.09	$12.46	$11.14	$8.65
Total return (excludes sales charge)	16.75%	(6.00%)	13.03%	32.26%	16.91%
Net assets at end of year (in 000s)	$137,191	$113,927	$108,845	$93,118	$71,284
Ratio of expenses to average net assets	0.44%	0.45%	0.45%	0.48%	0.47%
Ratio of net investment income to average net assets	2.25%	2.11%	1.94%	1.95%	2.24%
Portfolio turnover rate	48.26%	21.68%	20.53%	30.38%	69.58%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$17.68	$17.25	$15.19	$11.63	$9.96
Net investment income	0.15 (a)	0.18 (a)	0.12 (a)	0.10 (a)	0.02
Net realized and unrealized gains on investments	1.11	0.46	2.05	3.58	1.70
Total from investment operations	1.26	0.64	2.17	3.68	1.72
Less distributions:
Dividends from investment income	(0.12)	(0.21)	(0.11)	(0.12)	(0.05)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$18.82	$17.68	$17.25	$15.19	$11.63
Total return (excludes sales charge)	7.15%	3.70%	14.26%	31.72%	17.15%
Net assets at end of year (in 000s)	$67,007	$64,689	$55,833	$51,724	$43,035
Ratio of net expenses to average net assets	0.86%	0.84%	0.91%	1.01%	1.08%
Ratio of net investment income to average net assets	0.86%	1.00%	0.73%	0.76%	1.08%
Ratio of gross expenses to average net assets*	0.86%	0.84%	0.91%	1.01%	1.26%
Portfolio turnover rate	43.09%	18.68%	19.09%	14.82%	82.74%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$17.79	$17.34	$15.27	$11.68	$9.96
Net investment income	0.23 (a)	0.25 (a)	0.20 (a)	0.18 (a)	0.07
Net realized and unrealized gains on investments	1.11	0.47	2.06	3.60	1.71
Total from investment operations	1.34	0.72	2.26	3.78	1.78
Less distributions:
Dividends from investment income	(0.20)	(0.27)	(0.19)	(0.19)	(0.06)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$18.93	$17.79	$17.34	$15.27	$11.68
Total return (excludes sales charge)	7.62%	4.10%	14.77%	32.26%	17.94%
Net assets at end of year (in 000s)	$136,862	$122,311	$118,619	$100,561	$97,072
Ratio of expenses to average net assets	0.44%	0.44%	0.42%	0.47%	0.48%
Ratio of net investment income to average net assets	1.26%	1.38%	1.22%	1.31%	1.31%
Portfolio turnover rate	43.09%	18.68%	19.09%	14.82%	82.74%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Fund - Class A

	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value at beginning of year	$9.45		$11.49		$13.80		$11.33		$10.51
Net investment loss	(0.08	)(a)	(0.09	)(a)	(0.12	)(a)	(0.12	)(a)	(0.06)
Net realized and unrealized gains (losses) on investments	0.85		(0.41)		(0.43)		4.04		1.03
Total from investment operations	0.77		(0.50)		(0.55)		3.92		0.97
Less distributions:
Dividends from net realized gains	(0.55)		(1.54)		(1.76)		(1.45)		(0.15)
Paid-in capital from redemption fees	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
Net asset value at end of year	$9.67		$9.45		$11.49		$13.80		$11.33
Total return (excludes sales charge)	8.18%		(4.53%)		(4.11%)		34.63%		9.26%
Net assets at end of year (in 000s)	$5,771		$7,339		$7,664		$8,465		$5,710
Ratio of net expenses to average net assets	1.67%		1.68%		1.69%		1.69%		1.72%
Ratio of net investment loss to average net assets	(1.45%)		(0.75%)		(0.95%)		(0.95%)		(0.34%)
Ratio of gross expenses to average net assets*	1.76%		1.81%		1.70%		1.90%		1.91%
Portfolio turnover rate	60.49%		75.84%		73.67%		49.25%		49.78%

Praxis Small Cap Fund - Class I

	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value at beginning of year	$10.01		$12.01		$14.25		$11.59		$10.67
Net investment income (loss)	(0.02	)(a)	(0.01	)(a)	(0.04	)(a)	(0.04	)(a)	0.06
Net realized and unrealized gains (losses) on investments	0.91		(0.45)		(0.44)		4.15		1.01
Total from investment operations	0.89		(0.46)		(0.48)		4.11		1.07
Less distributions:
Dividends from net realized gains	(0.55)		(1.54)		(1.76)		(1.45)		(0.15)
Paid-in capital from redemption fees	—		—		0.00	(b)	0.00	(b)	—
Net asset value at end of year	$10.35		$10.01		$12.01		$14.25		$11.59
Total return (excludes sales charge)	8.93%		(3.99%)		(3.49%)		35.53%		10.06%
Net assets at end of year (in 000s)	$42,139		$39,824		$53,783		$68,762		$63,520
Ratio of expenses to average net assets	1.00%		1.06%		1.02%		1.04%		1.05%
Ratio of net investment income (loss) to average net assets	(0.13%)		(0.07%)		(0.28%)		(0.31%)		0.50%
Portfolio turnover rate	60.49%		75.84%		73.67%		49.25%		49.78%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$10.97	$11.34	$11.10	$10.79	$10.50
Net investment income	0.19 (a)	0.22 (a)	0.21 (a)	0.23 (a)	0.23
Net realized and unrealized gains (losses) on investments	0.29	(0.31)	0.42	0.45	0.54
Total from investment operations	0.48	(0.09)	0.63	0.68	0.77
Less distributions:
Dividends from investment income	(0.21)	(0.22)	(0.21)	(0.23)	(0.24)
Distributions from net realized gains	(0.06)	(0.06)	(0.18)	(0.14)	(0.24)
Total distributions	(0.27)	(0.28)	(0.39)	(0.37)	(0.48)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.18	$10.97	$11.34	$11.10	$10.79
Total return (excludes sales charge)	4.23%	(0.81%)	5.68%	6.28%	7.42%
Net assets at end of year (in 000s)	$21,596	$19,718	$19,128	$18,045	$17,203
Ratio of net expenses to average net assets†	0.58%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	1.72%	1.95%	1.82%	2.04%	2.13%
Ratio of gross expenses to average net assets†*	0.58%	0.63%	0.62%	0.64%	0.65%
Portfolio turnover rate	11.42%	8.66%	10.78%	25.69%	30.58%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$12.13	$12.76	$12.50	$11.14	$10.62
Net investment income	0.17 (a)	0.21 (a)	0.17 (a)	0.20 (a)	0.17
Net realized and unrealized gains (losses) on investments	0.64	(0.42)	0.49	1.50	0.90
Total from investment operations	0.81	(0.21)	0.66	1.70	1.07
Less distributions:
Dividends from investment income	(0.19)	(0.22)	(0.17)	(0.19)	(0.18)
Distributions from net realized gains	(0.20)	(0.20)	(0.23)	(0.15)	(0.37)
Total distributions	(0.39)	(0.42)	(0.40)	(0.34)	(0.55)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.55	$12.13	$12.76	$12.50	$11.14
Total return (excludes sales charge)	6.58%	(1.66%)	5.30%	15.30%	10.11%
Net assets at end of year (in 000s)	$63,565	$59,742	$57,611	$53,614	$44,584
Ratio of net expenses to average net assets†	0.55%	0.54%	0.58%	0.60%	0.61%
Ratio of net investment income to average net assets	1.39%	1.65%	1.33%	1.65%	1.57%
Ratio of gross expenses to average net assets†*	0.55%	0.54%	0.58%	0.60%	0.62%
Portfolio turnover rate	10.29%	6.53%	10.26%	19.91%	38.48%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value at beginning of year	$12.93	$13.79	$13.49	$11.40	$10.68
Net investment income	0.14 (a)	0.18 (a)	0.13 (a)	0.17 (a)	0.13
Net realized and unrealized gains (losses) on investments	0.87	(0.52)	0.56	2.26	1.13
Total from investment operations	1.01	(0.34)	0.69	2.43	1.26
Less distributions:
Dividends from investment income	(0.14)	(0.19)	(0.13)	(0.17)	(0.14)
Distributions from net realized gains	(0.33)	(0.33)	(0.26)	(0.17)	(0.40)
Total distributions	(0.47)	(0.52)	(0.39)	(0.34)	(0.54)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$13.47	$12.93	$13.79	$13.49	$11.40
Total return (excludes sales charge)	7.82%	(2.49%)	5.09%	21.28%	11.82%
Net assets at end of year (in 000s)	$53,925	$49,881	$49,670	$45,793	$36,294
Ratio of net expenses to average net assets†	0.61%	0.62%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	1.09%	1.33%	0.95%	1.39%	1.22%
Ratio of gross expenses to average net assets†*	0.61%	0.62%	0.60%	0.66%	0.74%
Portfolio turnover rate	9.32%	7.39%	8.81%	20.87%	45.13%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2016

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016, the Trust consists of the Praxis Impact Bond Fund (formerly, Praxis Intermediate Income Fund), the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

As of December 31, 2016, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN, also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ and Portfolios’ current financial statement presentation and expects that the Funds and the Portfolios will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting year. Actual results could differ from those estimates.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

Notes to Financial Statements, continued	December 31, 2016

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Trust determines transfers between fair value hierarchy levels at the reporting period end.

The aggregate value by input level, as of December 31, 2016, for each Fund’s and Portfolio’s investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Asset Backed Securities	$—	$13,351,517	$—	$13,351,517
Commercial Mortgage Backed Securities	—	6,057,441	—	6,057,441
Foreign Bonds	—	9,556,049	—	9,556,049
Municipal Bonds	—	12,118,834	—	12,118,834
Corporate Bonds	—	210,443,832	—	210,443,832
Corporate Notes	—	4,600,000	—	4,600,000
U.S. Government Agencies	—	192,196,441	—	192,196,441
Investment Companies	3,546,972	—	—	3,546,972
Total Investments	$3,546,972	$448,324,114	$—	$451,871,086

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$187,930,864	$56,405	$—	$187,987,269
Preferred Stocks	632,950	—	—	632,950
Corporate Notes	—	1,600,000	—	1,600,000
Total Investments	$188,563,814	$1,656,405	$—	$190,220,219

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$157,329,022	$—	$—	$157,329,022
Rights	—	7,028	—	7,028
Corporate Notes	—	1,270,000	—	1,270,000
Total Investments	$157,329,022	$1,277,028	$—	$158,606,050

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$200,938,517	$—	$—	$200,938,517
Corporate Notes	—	1,775,000	—	1,775,000
Total Investments	$200,938,517	$1,775,000	$—	$202,713,517

Notes to Financial Statements, continued	December 31, 2016

Small Cap Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$43,595,677	$—	$—	$43,595,677
Corporate Notes	—	440,000	—	440,000
Total Investments	$43,595,677	$440,000	$—	$44,035,677

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$21,604,219	$—	$—	$21,604,219
Total Investments	$21,604,219	$—	$—	$21,604,219

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$63,595,035	$—	$—	$63,595,035
Total Investments	$63,595,035	$—	$—	$63,595,035

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$53,948,313	$—	$—	$53,948,313
Total Investments	$53,948,313	$—	$—	$53,948,313

During the year ended December 31, 2016, the Funds and Portfolios had no transfers in and out of Levels 1, 2, or 3.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are reflected in the calculation of each Fund’s and Portfolio’s net asset value no later than the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Notes to Financial Statements, continued	December 31, 2016

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Impact Bond Fund	$114,413,630	$68,740,695
International Index Fund	32,953,619	19,266,942
Value Index Fund	77,422,056	69,791,039
Growth Index Fund	88,590,336	83,754,575
Small Cap Fund	27,002,193	31,603,357
Conservative Portfolio	3,789,064	2,384,332
Balanced Portfolio	7,516,793	6,378,726
Growth Portfolio	5,885,096	4,809,044

Notes to Financial Statements, continued	December 31, 2016

4. Investment Transactions with Affiliates:

The Portfolios invest in the underlying Praxis Mutual Funds which are also advised by the Adviser. Therefore, the Underlying Funds are deemed affiliates, and the related activities in those investments were as follows:

	For the year ended December 31, 2016
Affiliate	Fair Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Fair Value at December 31, 2016
Praxis Genesis Conservative Portfolio
Praxis Impact Bond Fund	$13,808,222	$2,724,123	$1,306,700	$(15,035)	$384,577	1,479,976	$15,169,753
Praxis International Index Fund	1,501,187	249,633	199,408	(9,982)	30,558	169,545	1,612,374
Praxis Growth Index Fund	1,972,173	344,572	326,544	11,278	22,805	112,764	2,134,626
Praxis Value Index Fund	1,970,993	341,513	448,544	25,739	48,516	170,858	2,145,972
Praxis Small Cap Fund	490,376	129,223	103,136	(22,150)	—	52,318	541,494
Total	$19,742,951	$3,789,064	$2,384,332	$(10,150)	$486,456	1,985,461	$21,604,219

	For the year ended December 31, 2016
Affiliate	Fair Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Fair Value at December 31, 2016
Praxis Genesis Balanced Portfolio
Praxis Impact Bond Fund	$23,880,711	$3,901,445	$2,125,710	$(32,039)	$648,464	2,496,007	$25,584,075
Praxis International Index Fund	9,088,330	756,232	656,018	(50,597)	180,508	1,001,034	9,519,836
Praxis Growth Index Fund	10,444,573	914,152	1,046,825	46,342	117,837	582,394	11,024,719
Praxis Value Index Fund	10,439,561	903,913	1,685,988	102,603	250,626	882,194	11,080,357
Praxis Small Cap Fund	5,935,653	1,041,051	864,185	(230,590)	—	617,010	6,386,048
Total	$59,788,828	$7,516,793	$6,378,726	$(164,281)	$1,197,435	5,578,639	$63,595,035

	For the year ended December 31, 2016
Affiliate	Fair Value at December 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2016	Fair Value at December 31, 2016
Praxis Genesis Growth Portfolio
Praxis Impact Bond Fund	$9,972,670	$1,884,749	$950,489	$(15,203)	$269,200	1,060,770	$10,872,897
Praxis International Index Fund	10,120,648	920,246	611,490	(57,762)	204,497	1,134,494	10,789,040
Praxis Growth Index Fund	11,215,209	903,204	823,065	19,184	128,724	636,438	12,047,766
Praxis Value Index Fund	11,210,340	957,127	1,572,425	92,250	273,757	963,972	12,107,486
Praxis Small Cap Fund	7,435,760	1,219,770	851,575	(262,391)	—	785,616	8,131,124
Total	$49,954,627	$5,885,096	$4,809,044	$(223,922)	$876,178	4,581,290	$53,948,313

5. Related Party Transactions:

Everence Capital Management, Inc. (the “Adviser”) provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund	0.40%
International Index Fund	0.60%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained Sub-Advisers to manage the investments of certain Funds under the terms of Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. During the period ended December 31, 2016 Aperio Group LLC served as the Sub-Adviser to the International Index Fund and Luther King Capital Management Corporation served as the Sub-Adviser to the Small Cap Fund.

The Adviser has entered into an expense limitation agreement effective until April 30, 2017. Pursuant to this agreement, the Adviser has agreed to reduce its fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair

Notes to Financial Statements, continued	December 31, 2016

value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser reduced and/or reimbursed the expense.

The contractual expense limits in place as of December 31, 2016 were:

Impact Bond Fund (Class A)	0.90%
Small Cap Fund (Class A)	1.65%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2016, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Funds as follows:

Impact Bond Fund (Class A)	$48,214
Small Cap Fund (Class A)	6,061

For the year ended December 31, 2016, the Adviser recouped investment advisory fees of the Portfolios as follows:

Conservative Portfolio (Class A)	$6,636

As of December 31, 2016, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Impact Bond Fund	2014	2017	$2,575
	2015	2018	35,957
	2016	2019	48,214
			$86,746
Small Cap Fund	2014	2017	$1,183
	2015	2018	9,640
	2016	2019	6,061
			$16,884
Conservative Portfolio	2014	2017	$2,698
	2015	2018	4,872
			$7,570

U.S. Bancorp Fund Services LLC provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bancorp Fund Services LLC receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares during the year ended December 31, 2016 as follows:

Impact Bond	$4,389
International Index	747
Value Index	4,258
Growth Index	7,376
Small Cap	387
Conservative Portfolio	7,437
Balanced Portfolio	19,339
Growth Portfolio	17,098

Notes to Financial Statements, continued	December 31, 2016

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Effective August 1, 2016, the Trust entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside (and previously Beacon Hill), as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio.

The Chair of the Board of Trustees receives an annual retainer of $9,000. The Audit Committee Chair receives an annual retainer of $7,000. Each additional Independent Trustee receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic Board meetings. The Trust paid $89,000 in aggregate Trustee fees during the year ended December 31, 2016.

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Impact Bond Fund		Praxis International Index Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$29,429,619	$25,477,562	$3,792,535	$3,794,384
Dividends reinvested	1,664,625	1,682,011	261,502	248,626
Cost of shares redeemed	(27,546,172)	(20,465,074)	(3,539,492)	(3,392,694)
Redemption fees	2,021	10,474	375	392
Class A Share Transactions	$3,550,093	$6,704,973	$514,920	$650,708
Class I Shares:
Proceeds from shares issued	$86,125,619	$75,797,084	$35,441,754	$30,218,572
Dividends reinvested	5,090,725	5,273,696	1,914,089	1,760,826
Cost of shares redeemed	(62,337,747)	(50,081,922)	(22,752,292)	(22,037,352)
Redemption fees	731	327	143	114
Class I Share Transactions	$28,879,328	$30,989,185	$14,603,694	$9,942,160
Net increase from capital transactions	$32,429,421	$37,694,158	$15,118,614	$10,592,868
Share Transactions:
Class A Shares:
Issued	2,797,252	2,427,994	419,684	376,545
Reinvested	158,049	160,463	27,614	26,968
Redeemed	(2,629,475)	(1,945,403)	(380,688)	(341,240)
Change in Class A Shares:	325,826	643,054	66,610	62,273
Class I Shares:
Issued	8,234,526	7,241,195	3,819,634	3,057,635
Reinvested	485,957	505,144	201,271	190,154
Redeemed	(5,945,448)	(4,798,010)	(2,434,021)	(2,155,658)
Change in Class I Shares:	2,775,035	2,948,329	1,586,884	1,092,131
Net increase from share transactions	3,100,861	3,591,383	1,653,494	1,154,404

Notes to Financial Statements, continued	December 31, 2016

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,090,425	$3,221,870	$11,774,936	$12,280,368	$1,079,098	$3,041,010
Dividends reinvested	536,510	813,980	400,344	714,366	300,915	986,104
Cost of shares redeemed	(2,778,619)	(1,898,850)	(14,102,860)	(5,438,167)	(3,092,514)	(2,981,353)
Redemption fees	80	297	654	199	3	6,093
Class A Share Transactions	$1,848,396	$2,137,297	$(1,926,926)	$7,556,766	$(1,712,498)	$1,051,854
Class I Shares:
Proceeds from shares issued	$28,468,317	$28,736,694	$31,920,870	$20,442,653	$5,305,383	$5,380,398
Dividends reinvested	2,682,677	4,698,231	982,772	1,142,707	2,125,232	5,274,940
Cost of shares redeemed	(24,305,718)	(14,979,797)	(26,202,372)	(20,989,879)	(6,707,908)	(18,335,066)
Redemption fees	237	102	252	28	—	—
Class I Share Transactions	$6,845,513	$18,455,230	$6,701,522	$595,509	$722,707	$(7,679,728)
Net increase (decrease) from capital transactions	$8,693,909	$20,592,527	$4,774,596	$8,152,275	$(989,791)	$(6,627,874)
Share Transactions:
Class A Shares:
Issued	348,891	262,186	658,317	688,665	116,839	258,539
Reinvested	42,163	71,448	21,272	39,976	31,086	103,052
Redeemed	(238,887)	(154,999)	(776,458)	(307,994)	(327,644)	(252,274)
Change in Class A Shares:	152,167	178,635	(96,869)	420,647	(179,719)	109,317
Class I Shares:
Issued	2,453,620	2,350,086	1,743,165	1,147,457	549,814	441,067
Reinvested	211,366	413,148	51,916	63,554	205,336	520,725
Redeemed	(2,012,029)	(1,230,288)	(1,439,842)	(1,176,692)	(661,323)	(1,462,158)
Change in Class I Shares:	652,957	1,532,946	355,239	34,319	93,827	(500,366)
Net increase (decrease) from share transactions	805,124	1,711,581	258,370	454,966	(85,892)	(391,049)

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$3,738,104	$2,824,534	$5,842,699	$8,644,629	$4,615,324	$6,117,121
Dividends reinvested	468,949	334,878	1,855,261	1,235,992	1,832,565	1,221,517
Cost of shares redeemed	(2,725,336)	(1,905,324)	(5,963,368)	(4,693,372)	(4,557,323)	(3,892,254)
Redemption fees	6	9	78	43	102	60
Class A Share Transactions	$1,481,723	$1,254,097	$1,734,670	$5,187,292	$1,890,668	$3,446,444
Net increase from capital transactions	$1,481,723	$1,254,097	$1,734,670	$5,187,292	$1,890,668	$3,446,444
Share Transactions:
Class A Shares:
Issued	334,248	249,570	473,985	678,098	351,978	443,572
Reinvested	41,789	29,738	147,428	99,173	135,015	92,469
Redeemed	(243,237)	(168,576)	(479,444)	(366,356)	(342,563)	(278,755)
Change in Class A Shares:	132,800	110,732	141,969	410,915	144,430	257,286
Net increase from share transactions	132,800	110,732	141,969	410,915	144,430	257,286

Notes to Financial Statements, continued	December 31, 2016

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2016 and December 31, 2015 was as follows:

	Praxis Impact Bond Fund		Praxis International Index Fund		Praxis Value Index Fund
	2016	2015	2016	2015	2016	2015
From ordinary income	$11,758,062	$11,402,413	$3,584,912	$3,351,861	$3,531,406	$3,536,414
From long-term capital gains	376,616	367,980	—	—	1,211,855	3,565,279
Total distributions	$12,134,678	$11,770,393	$3,584,912	$3,351,861	$4,743,261	$7,101,693

	Praxis Growth Index Fund		Praxis Small Cap Fund
	2016	2015	2016	2015
From ordinary income	$1,906,109	$2,630,663	$—	$—
From long-term capital gains	—	—	2,454,091	6,360,231
Total distributions	$1,906,109	$2,630,663	$2,454,091	$6,360,231

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2016	2015	2016	2015	2016	2015
From ordinary income	$359,245	$391,185	$858,748	$1,005,688	$561,393	$711,578
From long-term capital gains	116,386	103,613	1,007,969	962,469	1,276,445	1,229,722
Total distributions	$475,631	$494,798	$1,866,717	$1,968,157	$1,837,838	$1,941,300

The following information is computed on a tax basis for each item as of December 31, 2016

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund
Tax cost of portfolio investments	$448,272,098	$173,216,597	$129,814,506
Gross unrealized appreciation	9,190,329	34,938,708	31,338,901
Gross unrealized depreciation	(5,591,341)	(17,935,086)	(2,547,357)
Net unrealized appreciation (depreciation) on investments	$3,598,988	$17,003,622	$28,791,544
Net unrealized appreciation (depreciation) on foreign currency transactions	—	(5,840)	—
Undistributed ordinary income	8,856	53,082	1,831,176
Undistributed long-term capital gains	—	—	5,599,122
Post October capital losses	—	—	—
Accumulated capital and other losses	(521,705)	(13,862,089)	—
Accumulated earnings	$3,086,139	$3,188,775	$36,221,842

	Praxis Growth Index Fund	Praxis Small Cap Fund
Tax cost of portfolio investments	$141,565,105	$33,338,262
Gross unrealized appreciation	62,698,885	10,925,700
Gross unrealized depreciation	(1,550,473)	(228,285)
Net unrealized appreciation (depreciation) on investments	$61,148,412	$10,697,415
Undistributed ordinary income	268,352	—
Undistributed long-term capital gains	6,864,446	6,817
Post October capital losses	—	—
Accumulated capital and other losses	—	—
Accumulated earnings	$68,281,210	$10,704,232

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Tax cost of portfolio investments	$20,228,537	$54,806,034	$44,325,331
Gross unrealized appreciation	1,590,415	9,403,761	10,277,756
Gross unrealized depreciation	(214,733)	(614,760)	(564,774)
Net unrealized appreciation (depreciation) on investments	$1,375,682	$8,789,001	$9,712,982
Undistributed ordinary income	16,188	56,145	45,268
Undistributed long-term capital gains	74,673	399,352	513,993
Post October capital losses	—	—	—
Accumulated capital and other losses	—	—	—
Accumulated earnings	$1,466,543	$9,244,498	$10,272,243

Post October capital losses listed above incurred after October 31, 2016 and within the taxable year. are deemed to arrise on the first day of the Fund’s next taxable year.

Notes to Financial Statements, continued	December 31, 2016

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies.

As of the end of tax year ended December 31, 2016, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Post-effective CLCFs not subject to expiration:

	Short Term CLCF	Long Term CLCF	Total
Impact Bond Fund	$—	$521,705	$521,705
International Index Fund	5,839,340	8,022,749	13,862,089

During the year ended December 31, 2016 the Growth Index Fund utilized $2,741,906 of capital loss

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, Passive Foreign Investment Companies, equalization and net investment losses. These reclassifications have no impact on the net assets or the net asset value per share of the Funds and Portfolsio and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2016:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Impact Bond Fund	$—	$1,149,648	$(1,149,648)
International Index Fund	—	67,009	(67,009)
Value Index Fund	577,960	386,279	(964,239)
Growth Index Fund	(127,539)	13,684	113,855
Small Cap Fund	185,278	153,202	(338,480)
Conservative Portfolio	—	377	(377)
Balanced Portfolio	—	681	(681)
Growth Portfolio	—	908	(908)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2013 through 2016) and have concluded that no provisions for income tax is required in their financial statements.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2016 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements, other than disclosed below:

Effective January 1, 2017, Praxis Small Cap Fund changed its name to the Praxis Small Cap Index Fund and made certain conforming changes to its principal investment strategy, and the Adviser assumed responsibility for the day-to-day management of the Fund. Also, effective January 1, 2017, the investment advisory fee is changing from 85 bps or 0.85% to 30 bps or 0.30%, of the average daily net assets of the Fund, to reflect the change from an active managed strategy to an index strategy.

Effective January 1, 2017, Praxis International Index Fund changed the investment advisory fee from 60 bps or 60% to the following tier schedule, 60 bps or 0.60%, of the average daily net assets of the fund, on net assets from $0 – $100,000,000, 51 bps or 0.51%, of the average daily net assets of the fund, on net assets from $100,000,000 to $500,000,000, and 45 bps or 0.45%, of the average daily net assets of the fund, on net assets over $500,000,000.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Praxis Mutual Funds (comprising the Praxis Impact Bond Fund (formerly, the Praxis Intermediate Income Fund), Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio) (collectively, the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Praxis Mutual Funds at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 24, 2017

Additional Fund Information (unaudited)	December 31, 2016

Praxis Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	2.9%
Commercial Mortgage Backed Securities	1.3%
Corporate Bonds	45.2%
Corporate Notes	1.0%
Federal Home Loan Bank	3.4%
Federal Home Loan Mortgage Corporation	16.6%
Federal National Mortgage Association	20.2%
Foreign Bonds	2.1%
Government National Mortgage Association	0.2%
Investment Companies	0.8%
Municipal Bonds	2.6%
Overseas Private Investment Corporation	0.6%
Small Business Administration	0.1%
United States Deparment of Housing and Urban Development	0.2%
Total	97.2%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	5.8%
Austria	0.2%
Belgium	0.2%
Brazil	1.3%
Canada	6.6%
Cayman Islands	0.2%
Chile	0.6%
China	4.8%
Columbia	0.4%
Denmark	0.9%
Finland	0.7%
France	6.5%
Germany	7.0%
Hong Kong	3.9%
Hungary	0.1%
India	1.5%
Indonesia	0.8%
Ireland	1.2%
Israel	0.6%
Italy	1.1%
Japan	16.6%
Jersey	0.2%
Luxembourg	0.3%
Mexico	1.3%
Netherlands	2.3%
Norway	0.7%
Peru	0.4%
Portugal	0.2%
Russia	0.2%
Singapore	1.6%
South Africa	0.7%
South Korea	2.7%
Spain	2.0%
Sweden	2.5%
Switzerland	7.4%
Taiwan	2.6%
Turkey	0.1%
United Kingdom	10.7%
United States	0.8%
Preferred Stocks	0.3%
Corporate Notes	0.8%
Total	98.8%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Banks	15.5%
Insurance	6.1%
Pharmaceuticals	5.6%
Oil, Gas, & Consumable Fuels	4.4%
Diversified Telecommunications Services	3.6%
Metals & Mining	3.5%
Automobiles	3.4%
Food Products	3.1%
Chemicals	3.0%
Real Estate Management and Development	2.8%
Internet Software & Services	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Machinery	2.3%
Wireless Telecommunication Services	2.3%
Food & Staples Retailing	2.1%
Software	1.8%
Capital Markets	1.7%
Electric Utilities	1.7%
Media	1.7%
Personal Products	1.6%
Road and Rail	1.6%
Electrical Equipment	1.5%
Auto Components	1.4%
Industrial Conglomerates	1.4%
Construction & Engineering	1.3%
Diversified Financial Services	1.2%
Electronic Equipment, Instruments, & Components	1.1%
Energy Equipment & Services	1.1%
Health Care Equipment & Supplies	1.1%
Textiles, Apparel, & Luxury Goods	1.1%
Multi-Utilities	1.0%
Trading Companies and Distributors	1.0%
Hotels, Restaurants and Leisure	0.9%
Household Products	0.9%
Community Development	0.8%
Construction Materials	0.8%
Household Durables	0.8%
IT Services	0.7%
Professional Services	0.7%
Specialty Retail	0.7%
Health Care Providers & Services	0.6%
Multiline Retail	0.5%
Real Estate Investment Trusts (REITs)	0.5%
Technology Hardware, Storage, & Peripherals	0.5%
Transportation Infrastructure	0.5%
Water Utilities	0.5%
Air Freight & Logistics	0.4%
Beverages	0.4%
Building Products	0.4%
Airlines	0.3%
Commercial Services & Supplies	0.3%
Communications Equipment	0.3%
Internet & Direct Marketing Retail	0.3%
Biotechnology	0.2%
Containers and Packaging	0.2%
Life Sciences Tools & Services	0.2%
Paper & Forest Products	0.2%
Independent Power Producers & Energy Traders	0.1%
Leisure Products	0.1%
Marine	0.1%
Other Assets in Excess of Liabilities	1.2%
Total	100.0%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2016

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	99.0%
Corporate Notes	0.8%
Rights**	0.0%
Total	99.8%

**	Amount rounds to less than 0.1%

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.5%
Corporate Notes	0.9%
Total	99.4%

Praxis Small Cap Fund

Security Allocation	Percentage of Net Assets
Common Stocks	91.0%
Corporate Notes	0.9%
Total	91.9%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.0%

Additional Fund Information (unaudited), continued	December 31, 2016

Proxy Voting:

The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:

For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2016 qualify for the corporate dividends received deduction:

Value Index Fund	67.3%
Growth Index Fund	100.0%
Conservative Portfolio	18.8%
Balanced Portfolio	39.2%
Growth Portfolio	63.4%

Qualified Dividend Income:

The Funds and Portfolios designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2016.

Capital Gain Distribution:

For the year ended December 31, 2016, the following Funds designated long-term capital gain distributions:

Impact Bond Fund	$ 376,616
Value Index Fund	1,789,815
Small Cap Fund	2,777,581
Genesis Conservative Portfolio	116,386
Genesis Balanced Portfolio	1,007,969
Genesis Growth Portfolio	1,276,445

Foreign Tax Credit:

The Funds and Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries, if any. As of December 31, 2016, the following Funds had foreign tax credits:

Fund	Foreign Tax Credit	Foreign Tax Credit per Share
International Index Fund - Class A	$37,494	$0.0189
International Index Fund - Class I	465,923	0.0258
Conservative Portfolio	4,291	0.0023
Balanced Portfolio	25,348	0.0050
Growth Portfolio	28,717	0.0072

Additional Fund Information (unaudited), continued	December 31, 2016

Special Meeting of Shareholders:

A Special Meeting of Shareholders of the Trust was held on April 28, 2016 for the purpose of voting on three proposals: (1) election of Trustees; (2) revisions to the Trust’s Declaration of Trust; and (3) revisions to fundamental investment policies of the Trust. At the meeting, each of the proposals set forth in the shareholder proxy were approved. The voting results for each of the proposals are as follows:

Proposal 1 - Election of Trustees

The voting results for the election of seven Trustees were as follows:

	For	Withhold
Karen Klassen Harder	77,863,473	6,710,646
Kenneth D. Hochstetler	81,252,509	3,321,611
Jeffrey K. Landis	77,931,957	6,642,163
R. Clair Sauder	77,911,536	6,662,583
Dwight L. Short	77,927,581	6,646,539
Candace L. Smith	77,914,579	6,659,541
Don E. Weaver	77,355,733	7,218,386

Proposal 2 - Approve and amended and restated Declaration of Trust

The voting results to approve an amended and restated Declaration of Trust were as follows:

For	Withhold
70,983,577	2,416,114

Proposal 3 - Approve updated fundamental investment policies for the Trust

The voting results to approve updated fundamental investment policies for the Trust (by Fund or Portfolio) were as follows:

	Intermediate Income Fund		International Index Fund		Value Index Fund
	For	Against	For	Against	For	Against
a) Borrowing Money	31,317,074	76,827	16,641,587	16,536	9,553,269	16,110
b) Issuing senior securities	31,374,627	33,454	16,645,575	12,762	9,556,843	12,798
c) Underwriting securities	31,318,319	50,267	16,633,994	13,495	9,546,743	13,504
d) Real Estate	30,995,112	415,520	16,644,573	15,656	9,551,227	18,342
e) Commodities	31,380,195	39,373	16,647,199	10,828	9,558,069	11,587
f) Making Loans	31,332,835	65,767	16,559,485	13,895	9,555,186	14,306
g) Diversification	31,366,662	29,110	16,561,123	10,228	9,560,886	8,170
h) Concentration	31,341,539	42,538	16,557,287	10,111	9,557,771	10,441

	Growth Index Fund		Small Cap Fund
	For	Against	For	Against
a) Borrowing Money	7,404,011	20,717	3,842,148	15,124
b) Issuing senior securities	7,414,360	11,449	3,844,338	12,937
c) Underwriting securities	7,397,420	15,233	3,842,313	8,755
d) Real Estate	7,269,727	155,828	3,844,413	9,767
e) Commodities	7,407,996	10,576	3,844,835	11,840
f) Making Loans	7,415,044	12,643	3,844,443	14,191
g) Diversification	7,418,229	5,495	3,850,921	5,882
h) Concentration	7,411,756	11,364	3,845,466	7,184

Voting results to approve updated fundamental investment policies for the Trust (by Fund or Portfolio) were as follows:

	Genesis Balanced Portfolio		Genesis Conservative Fund		Genesis Growth Fund
	For	Against	For	Against	For	Against
a) Borrowing Money	2,188,185	13,713	764,626	13,312	1,536,618	13,737
b) Issuing senior securities	2,183,181	15,712	779,166	2,028	1,541,525	10,214
c) Underwriting securities	2,175,960	14,268	771,148	6,086	1,530,500	10,210
d) Real Estate	2,186,804	15,843	774,935	9,886	1,542,115	9,425
e) Commodities	2,186,169	11,328	787,502	840	1,539,741	10,122
f) Making Loans	2,188,092	15,039	771,438	8,552	1,541,931	11,077
g) Diversification	2,197,492	5,476	778,371	1,618	1,539,588	8,495
h) Concentration	2,191,066	10,054	771,176	3,699	1,540,927	8,893

Additional Fund Information (unaudited), continued	December 31, 2016

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 11-12, 2016 meeting, the Funds’ Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved a one-year renewal of each Fund’s Advisory Agreement. Also at that meeting, the Board approved a one-year renewal of the Sub-Advisory Agreement for the Praxis International Index Fund and determined not to renew the Sub-Advisory Agreement for the Praxis Small Cap Fund. In this section, the Advisory and Sub-Advisory Agreements are referred to as the “Agreements.”

In reaching its determinations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process, which included meetings in October and November 2016. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the renewals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between Everence Capital Management, Inc. (the “Adviser”) and each Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser of the Funds, including the experience of senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, for overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and its responsiveness in implementing Board directives as they relate to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, the composition and qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that will be managed directly, and the Adviser’s infrastructure and resources available to the portfolio managers. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the stewardship investing screening process for the Funds and shareholder advocacy on behalf of the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser. The Board also observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that the Funds’ shareholders have demonstrated their support for the Funds by investing in the Funds.

Investment Performance of the Funds and Everence

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance information for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, among other conclusions, the Board reached the following conclusions with regard to performance, for the periods ended September 30, 2016 :

Impact Bond Fund: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the three- and five-year periods and equaled its benchmark for the one-year period, and measured against its peer group, Class A ranked between the 67th and 79th percentiles and Class I ranked between the 45th and 72nd percentiles over those periods;

Value Index Fund: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 41st and 52nd percentiles and Class I ranked between the 33rd and 37th percentiles over those periods;

Growth Index Fund: the Fund’s gross performance was strong. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and measured against its peer group, Class A ranked between the 7th and 20th percentiles and Class I ranked between the 5th and 12th percentiles over those periods;

Additional Fund Information (unaudited), continued	December 31, 2016

Conservative Portfolio: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods and, measured against its peer group, ranked between 39th and 62nd percentiles over those periods;

Balanced Portfolio: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods and, measured against its peer group, ranked between the 67th and 78th percentiles over those periods; and

Growth Portfolio: the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance trailed its benchmark for the one-, three- and five-year periods and, measured against its peer group, ranked between the 39th and 62nd percentiles over those periods.

The Board also noted that the benchmark index for each of the Genesis Portfolios does not represent the mix of asset classes in which those Funds invest.

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding guidelines for manager selection, fund-related expenses, expense allocations and compensation levels and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Board noted that the Adviser had agreed to implement breakpoints for the International Index Fund. The Adviser represented to the Board that it would consider breakpoints for the other Funds as they grow in size but that current asset levels do not warrant breakpoints. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of its commitment to socially responsible investing.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Aperio provides to the International Index Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Aperio providing portfolio management and other services to the Funds. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the International Index Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board also considered Aperio’s compliance with the Fund’s investment objective and policies, and its responsiveness in implementing Board directives as they relate to the Fund. In addition, the Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board also considered

Additional Fund Information (unaudited), continued	December 31, 2016

Aperio’s responsiveness in addressing Board questions and requests. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance of the International Index Fund and Aperio

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s social investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2016, the Fund’s gross performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods and, measured against its peer group, Class A ranked between the 25th and 83rd percentiles and Class I ranked between the 19th and 70th percentiles over those periods

Costs of Services and Profitability of Aperio and Affiliates

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than its sub-advisory fees.

SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT

The Board determined not to approve a renewal of the Praxis Small Cap Fund’s Sub-Investment Advisory Agreement with Luther King Capital Management Corporation (“Luther King Capital Management”) due, in principal, to the Fund’s disappointing investment performance and availability of an attractive, lower-cost alternative. As a result, effective January 1, 2017, responsibility for providing day-to-day portfolio management services to the Small Cap Fund reverted to the Adviser in accordance with the terms of the existing Advisory Agreement and the following related changes were implemented: (i) the name of the Fund was changed to “Praxis Small Cap Index Fund,” (ii) the fee to be paid by the Fund to the Adviser pursuant to the Advisory Agreement was reduced from 0.85% to 0.30% of the Fund’s average daily net assets, (iii) the Fund’s principal investment strategy was modified, (iv) the Fund’s 80% policy was replaced with a new policy; (v) the Fund’s primary benchmark index was changed; and (vi) a new portfolio management team became responsible for the Fund. Additional information about these changes is contained in the Supplement dated November 14, 2016 to the Small Cap Fund’s Summary Prospectus and Prospectus dated April 30, 2016. Additional information about the factors the Board considered in approving the continuation of the Advisory Agreement between the Adviser and the Fund is provided above in the section titled, “Investment Advisory Agreement with Everence Capital Management, Inc.” The Board acknowledged that Luther King Capital Management had managed the Fund’s investments in accordance with the Fund’s investment strategy, demonstrated a strong compliance culture and had been consistently responsive to the Adviser and the Board.

Additional Fund Information (unaudited), continued	December 31, 2016

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($) *		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Praxis Impact Bond Fund
Class A	1,000.00	1,000.00	976.70	1,020.46	4.62	4.72	0.93%
Class I	1,000.00	1,000.00	978.70	1,022.42	2.69	2.75	0.54%
Praxis International Index Fund
Class A	1,000.00	1,000.00	1,049.70	1,018.45	6.85	6.75	1.33%
Class I	1,000.00	1,000.00	1,052.50	1,021.32	3.92	3.86	0.76%
Praxis Value Index Fund
Class A	1,000.00	1,000.00	1,101.20	1,020.41	4.96	4.77	0.94%
Class I	1,000.00	1,000.00	1,103.80	1,022.97	2.27	2.19	0.43%
Praxis Growth Index Fund
Class A	1,000.00	1,000.00	1,053.60	1,020.71	4.54	4.47	0.88%
Class I	1,000.00	1,000.00	1,056.00	1,023.03	2.17	2.14	0.42%
Praxis Small Cap Fund
Class A	1,000.00	1,000.00	1,077.30	1,016.69	8.77	8.52	1.68%
Class I	1,000.00	1,000.00	1,080.70	1,020.36	4.97	4.82	0.95%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,000.00	1,003.60	1,021.97	3.17	3.20	0.63%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,000.00	1,033.30	1,022.47	2.71	2.69	0.53%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,000.00	1,051.40	1,022.07	3.15	3.10	0.61%

*

Expenses are equal to average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Age: 55	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (September 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - September 2014	8	N/A

[1]	These Trustees are “interested” persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Age: 59	Trustee, Indefinite, since 1/1/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2002 - 2016)	8	N/A
Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Age: 60	Trustee, Indefinite, since 11/14/14	Professor, Bluffton University (September 2001 - present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Age: 47	Trustee, Indefinite, since 4/28/16	Partner, Landis, Hunsberger, Gringrich & Welk, LLP (Law Firm) (1994 - present)	8	N/A
R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Age: 73	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1981 - present)	8	N/A
Dwight L. Short 1110 North Main Street Goshen, IN 46528 Age: 71	Trustee, Indefinite, since 1/1/14	Consultant, DLS Consulting, Consulting and Writing (2005 - present)	8	N/A
Candace L. Smith 1110 North Main Street Goshen, IN 46528 Age: 58	Trustee, Indefinite, since 11/16/07	Managing Director of Risk, MicroVest Capital Management, LLC (2015 - present); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Age: 48	President, Indefinite, since 3/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Age: 60	Vice President, Secretary, Indefinite, since 12/2/93

Vice President of Financial Services Operations, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 325 John H. McConnell Blvd Columbus, OH 43215 Age: 45	Treasurer, Indefinite, since 1/1/09	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.
Rodney L. Ruehle 325 John H. McConnell Blvd Columbus, OH 43215 Age: 48	Chief Compliance Officer, Indefinite, since 5/15/15	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ or Portfolio’s performance during their last fiscal year.

Statement Of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at http://www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $144,000 for the December 31, 2016 fiscal year and $134,000 for the December 31, 2015 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2016 fiscal year and the December 31, 2015 fiscal year.

(c)	Tax Fees. Tax fees totaled $48,770 for the December 31, 2016 fiscal year and $49,970 for the December 31, 2015 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2016 or December 31, 2015 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) 0.0% for fiscal years ended December 31, 2016 and December 31, 2015.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $72,870 for the December 31, 2016 fiscal year and $66,048 for December 31, 2015 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b) The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 3, 2017

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 3, 2017